As filed with the U.S. Securities and Exchange Commission on August 27, 2026

Securities Act File No.
Investment Company Act File No. 811-22463

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)
☒
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐
Pre-effective Amendment No.
☐
Post-effective Amendment No.
☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 34

Ironwood Institutional Multi-Strategy Fund LLC
(Exact Name of Registrant as Specified in Charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
(415) 777-2400

Jonathan Gans
Chief Executive Officer and President
Ironwood Capital Management
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(Name and Address of Agent for Service)

Copy to:

Nathan J. Greene	Alison J. Sanger
Sidley Austin LLP	Chief Operating Officer
787 Seventh Avenue	Ironwood Capital Management
New York, New York 10019	One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105

Approximate Date of Commencement of Proposed Public Offering: August 28, 2026

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.....☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box.....☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box..... ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.....☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.....☐

It is proposed that this filing will become effective:

☒ on August 28, 2026 pursuant to paragraph (b) of Rule 486

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed registration statement.

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ________.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is________.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is________.

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND LLC

Limited Liability Company Interests

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund” or the “Master Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by allocating capital among a number of pooled entities (each, an “Underlying Fund” and collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”) pursuant to relative value investment strategies or other techniques and subject to various risks. See “Certain Risk Factors.”

This prospectus (the “Prospectus”) applies to the offering of units of limited liability company interest of the Fund (the “Units”). The Units are offered at the current net asset value per Unit on any date on which Units are sold. The Fund has registered $1,633,181,689 in Units for sale under the registration statement to which this Prospectus relates. The Fund also previously registered additional Units under earlier registration statements. No person who is admitted as a member of the Fund (“Member”) will have the right to require the Fund to redeem or repurchase any Units. Units are issued and outstanding from January 1, 2011 (the “Initial Closing Date”) (or other date on which Units are issued by the Fund) to the date on which such Units are repurchased by the Fund.

This Prospectus also applies to Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) offering Master Fund Units held by the Feeder Fund to Feeder Fund shareholders in exchange for such shareholder’s Feeder Fund units. These unit exchanges are executed via the mechanism of the Feeder Fund’s tender offers from time to time. The Master Fund will not receive any proceeds from this exchange of Master Fund Units by the Feeder Fund.

If you purchase Units of the Fund, you will become bound by the terms and conditions of the third amended and restated limited liability company agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the Securities and Exchange Commission (the “SEC”).

INVESTMENTS IN THE FUND MAY BE MADE ONLY BY “ELIGIBLE INVESTORS” AS DEFINED HEREIN. SEE “ELIGIBLE INVESTORS.”

Investment in the Fund involves a high degree of risk and should be considered a speculative investment that entails substantial risks, including but not limited to:

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Loss of capital.

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The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. Unlike an investor in listed closed-end investment companies, you should not expect to be able to sell your Units regardless of how the Fund performs.

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The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement.

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Although the Fund may offer to repurchase Units (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Units properly tendered will be repurchased by the Fund. You may not have access to the money you invested in the Fund for an indefinite time.

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Unlike open-end management investment companies (commonly known as mutual funds) which generally permit redemptions on a daily basis, Units will not be redeemable at an investor’s option. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. See “Certain Risk Factors—Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units.”

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The Units are appropriate only for investors who can tolerate a high degree of risk and do not require a liquid investment.

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The Underlying Funds in which the Fund invests may pursue various investment strategies and are subject to special risks.

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The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broad range of issuers.

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Investment in the Units is speculative and there is no guarantee that the Fund will achieve its investment objective.

Prospective investors should refer to the risk factors under the section entitled “Certain Risk Factors” prior to making an investment in the Fund, including the following risk factors: (i) Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units; (ii) Non-Diversified Status under the 1940 Act; (iii) Investments in Non-U.S. Underlying Funds and Non-U.S. Markets by Underlying Funds; (iv) Illiquidity of Fund Investments; (v) No Control of Fund Investments; (vi) Limited Access to Information on Underlying Funds’ Investments; (vii) Corporate-Level Income Tax for Failure to Qualify as a RIC and (viii) Underlying Funds Not Registered.

This Prospectus sets forth the information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s Statement of Additional Information (the “SAI”), dated August 28, 2026, has been filed with the SEC. The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain the SAI and other information about the Fund on Ironwood’s website (http://www.ironwoodpartners.com) and the SEC’s website (http://www.sec.gov) . You also can request a copy of the SAI without charge by writing to Ironwood Capital Management (“Ironwood”), One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105; or by calling Ironwood at 833-990-2394.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy the Units. Any representation to the contrary is a criminal offense.

Total(1)
Offering Amount(1)	$1,633,181,689
Sales Charge (Maximum)(2)(3)	None
Proceeds to the Fund(4)	$1,633,181,689

The Fund’s distributor is Foreside Fund Services, LLC

The date of this Prospectus is August 28, 2026.

(1)
Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Units on a commercially reasonable efforts basis, subject to various conditions. At present, all Units are sold by brokers or dealers acting under contract with the Distributor. The Fund will sell Units only to investors who certify that they are “Eligible Investors.” See “Eligible Investors.” The minimum initial investment is $50,000, subject to waiver by Ironwood. The minimum subsequent investment is $10,000, subject to waiver by Ironwood. Pending investment in the Fund, the proceeds of the continuous offering will be placed in an account by a third-party agent of the Fund. After each closing, the balance in such account, including any interest earned, will be invested pursuant to the Fund’s investment policies. Any interest accrued in such account will be for the benefit of all Members and not any particular Member. See “Subscription for Units.” Figures shown above are rounded for ease of reference.

(2)
While neither the Fund nor the Distributor will directly impose an initial sales charge, if you buy Units through brokers or dealers or other financial intermediaries, they may charge you transaction or other fees in such amount as they may determine. Please consult your financial intermediary for additional information. Any such transaction or other fee charged by your financial intermediary will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Fund. See “Subscription for Units.” Ironwood or its affiliates may also pay from their own resources additional compensation (either directly or indirectly through the Distributor) to brokers or dealers or other eligible intermediaries.

(3)
Certain fees may be viewed as compensation under Financial Industry Regulatory Authority (“FINRA”) Rule 2341. The “Fees and Expenses” section of this Prospectus provides further information on these items.

(4)
Assumes sale of all Units currently registered at the net asset value and does not reflect the deduction of expenses expected to be incurred by the Fund, including expenses of issuance and distribution totaling approximately $249,000 and an ongoing payment to the Distributor by the Fund based on the Fund’s net asset value. Units are offered at a price equal to the net asset value per Unit (which ranged from $1,227.06 to $1,369.25 for the period of July 1, 2025 to July 31, 2026).

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the appropriateness of an investment in the Fund.

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the Units, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus. While this Prospectus and the SAI describe pertinent information about the Fund, neither this Prospectus nor the SAI can represent a contract between the Fund and any member or any other party.

v

SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus (the “Prospectus”) and the Fund’s Statement of Additional Information (the “SAI”) and the terms and conditions of the Fund’s limited liability company agreement (the “LLC Agreement”), each of which should be retained by any prospective investor.

The Fund

The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is offering units of limited liability company interest of the Fund (the “Units”) to, in addition to Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”), retail and institutional investors. The Units are registered under the Securities Act of 1933, as amended (the “Securities Act”), but are subject to substantial limits on transferability and resale. The Feeder Fund is the largest single investor in the Fund and currently has a majority of the Fund’s Units. Ironwood may form other entities in the future that directly or indirectly invest in the Fund.

Ironwood

Ironwood Capital Management (“Ironwood”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as investment adviser to the Fund.

The Fund’s capital is allocated by Ironwood among a number of pooled entities (each, an “Underlying Fund” and, collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”).

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Offering

The initial closing date for subscriptions for Units was January 1, 2011 (the “Initial Closing Date”). Subscriptions for Units generally are accepted monthly.

This Prospectus also applies to the Feeder Fund offering Master Fund Units held by the Feeder Fund to Feeder Fund shareholders in exchange for such shareholder’s Feeder Fund units. These unit exchanges are executed via the mechanism of the Feeder Fund’s tender offers from time to time. The Master Fund will not receive any proceeds from this exchange of Master Fund Units by the Feeder Fund.

Use of Proceeds

The Fund invests the proceeds of each month-end closing of the offering of Units in accordance with its investment objective and principal strategies. Pending the investment of the proceeds pursuant to the Fund’s investment policies, a portion of the proceeds not invested in the Underlying Funds may be invested by the Fund in short-term, high-quality debt securities, money market funds or other cash equivalents. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs or during any period in which Ironwood determines, in its sole discretion, that prompt investment of the Fund’s assets in one or more Underlying Funds is not in the best interests of the Fund.

Investment Objective and Strategies

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by allocating capital among a number of Underlying Funds. Because the Underlying Funds follow alternative investment strategies (whether hedged or not), they are commonly described as “hedge funds.” Therefore, the investment program of the Fund can be referred to as a “fund of hedge funds.” Ironwood anticipates that the Fund generally will invest in 15 to 30 Underlying Funds at any given point and Ironwood does not intend to allocate over 10% of the Fund’s capital (as of the allocation date) to any single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers).

Ironwood reserves the right to increase or decrease the number of Underlying Funds and to revise its method of allocating capital to them if, in the sole discretion of Ironwood, such changes are warranted. Ironwood may from time to time exceed the 10% of capital limitation described here; an example of a rationale to do so would be to invest up to the maximum capacity in a particular Underlying Fund that may be open to investment only for a limited period.

Ironwood focuses on institutional quality managers who invest in historically uncorrelated strategies, such as relative value, equity market neutral, event driven, credit, distressed securities and various arbitrage-based approaches.

Ironwood believes that market neutral and uncorrelated investment strategies offer potential for long-term investment success. Market neutral strategies are designed to exploit pricing differentials between related securities and to manage market risk. These strategies seek to take long positions in undervalued securities and short positions in overvalued securities. Market neutral strategies take focused bets on pricing relationships between similar securities and generally do not seek to take directional bets on overall market direction. Market neutral strategies focus on security selection and can generate profits whether the broader market is rising or falling, although losses may occur as well.

Uncorrelated strategies attempt to capture mispricing associated with capital market transactions, such as mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buy-backs and other significant events. Many of these events are subject to certain conditions, such as shareholder or regulatory approval. These events are company-specific and are not market-driven events; therefore, the profitability of these strategies is dependent on the successful completion of a specific transaction within an expected time frame rather than overall market movements.

Since Ironwood’s inception in 1996, Ironwood has been exclusively focused on building and maintaining low volatility, multi-manager portfolios that seek to have low correlation to the broader debt and equity indices. While the Fund may invest in any type of Underlying Fund, Ironwood expects to have the Fund invested in Underlying Funds that generally fall into the following four hedge fund sectors: (1) relative value, (2) market neutral & hedged equity, (3) event driven and (4) distressed & credit securities. The Underlying Advisers in these general hedge fund sectors utilize a variety of investment strategies, including, but not limited to, fundamental equity market neutral, risk and event arbitrage, distressed and stressed securities, convertible bond arbitrage, capital structure arbitrage, systematic trading, fixed income arbitrage and private investments.

Ironwood seeks to diversify the Fund’s investments in Underlying Funds within sectors and across strategies in an attempt to offset the risks of investments in other sectors, strategies or the financial markets as a whole.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund’s investment objective may be changed by the Board of Directors of the Fund (the “Board”) without the vote of a majority of the Fund’s outstanding Units. Notice will be provided to those persons who are admitted as members of the Fund (“Members”) prior to any such change.

Use of Leverage

Certain Underlying Funds utilize leverage as part of their investment strategies and in doing so may be subject to no limits on the amount of that leverage. This use of leverage magnifies rates of return (both positive and negative) achieved by the Fund. The Underlying Advisers frequently use leverage in their investment activities through purchasing securities on margin and through selling securities short. The Underlying Funds may also leverage by entering into repurchase agreements whereby they effectively borrow funds on a secured basis by selling portfolio securities to a financial institution for cash and agreeing to repurchase such securities at a specified future date for the sales price paid plus interest at a negotiated rate. The proceeds of such repurchase agreements will be used to finance other investment activities. Further, leverage may be generated through bank borrowings, total return swaps, futures and options and other techniques. Futures trading by the Underlying Funds generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.

The Fund will not directly leverage its investments in Underlying Funds through borrowing to any significant extent and generally does not expect to borrow in excess of 10% of its net asset value (see “Certain Risk Factors – Use of Leverage”). As examples, the Fund may borrow money for the purpose of balancing cash inflows and outflows between the Fund and its selected Underlying Funds, balancing cash flows between Underlying Funds and subscriptions to the Fund (e.g., the Fund invests with an Underlying Fund that is only available on April 1 in anticipation of further subscriptions from new or existing Members on July 1 of such year) and providing liquidity to fund the periodic repurchase of Units on a timely basis (including the repurchase of units by the Feeder Fund). The Fund may also temporarily borrow funds for the purpose of providing liquidity for the payment of fees or expenses or for any other purpose deemed reasonable by Ironwood. The Fund may also borrow for other reasons. See “Certain Risk Factors.”

Certain Risk Factors

The Fund’s investment program is speculative and entails substantial risks. Units are subject to substantial restrictions on transferability and resale. Because the Fund is a closed-end investment company, Units are not redeemable. The Fund may make a tender offer to repurchase Units (each, an “Offer”), but the Fund is not required to repurchase Units at a Member’s option, nor will Units be exchangeable for units, interests or shares of any other fund. The Fund may make an Offer to repurchase less than the full amount of the Units that Members request to be repurchased. If the Fund does not repurchase a Member’s Units, the Member may not be able to dispose of his, her or its Units, even during periods of Fund underperformance, due to the substantial restrictions on the transferability and resale of the Units.

The investment program of the Fund attempts to limit risk through selection of Underlying Funds with properly developed and designed investment programs. Nevertheless, prospective investors should recognize that some of the Underlying Funds selected by Ironwood will employ strategies that utilize significant leverage and/or trade in markets, securities and other financial instruments that are, or at times may become, illiquid. In addition, the use of relative value strategies in a portion of the portfolio in no respect means that such strategies or the Fund itself does not entail potentially significant risk. Such strategies involve a number of significant risks and often contain directional elements.

Investment in the Fund is speculative and involves a high degree of risk. The Fund’s performance depends upon the performance of the Underlying Funds in the Fund’s portfolio and Ironwood’s ability to select Underlying Funds and to allocate and reallocate effectively the Fund’s assets among them. The Underlying Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Underlying Funds. Underlying Funds may have a limited or no operating history and Underlying Advisers may have limited experience in managing assets. There is no restriction on the Fund investing in Underlying Funds managed by Underlying Advisers with limited or no operating history. Moreover, past performance of any Underlying Fund (or the assets managed by any Underlying Advisers) is not necessarily predictive of future results to be obtained by such Underlying Fund or by the Fund.

The value of the Fund’s net assets will fluctuate primarily based on the fluctuation in the value of the Underlying Funds in which the Fund invests. To the extent that the portfolio of an Underlying Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund’s investment in that Underlying Fund is increased. Underlying Funds may be more likely than other types of funds to engage in the use of leverage, short sales and derivative transactions. An Underlying Fund’s use of such techniques is likely to cause the value of the Underlying Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Underlying Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity gains and losses and technological and regulatory change.

The Fund’s interest in an Underlying Fund is generally valued at an amount determined pursuant to the governing documents of such Underlying Fund and reported by the relevant Underlying Adviser or its administrator. As a general matter, the governing documents of the Underlying Funds provide that any securities or investments that are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined are assigned such fair value as the respective Underlying Adviser may determine in its judgment based on various factors. Such factors, which include, but are not limited to, dealer quotes or independent pricing appraisals, may include estimates. The Fund relies on these estimates in calculating the Fund’s net asset value for subscriptions and repurchases of Units, reporting, fees and other purposes, and generally does not make further adjustments. If inaccurate, these estimates could adversely affect the Fund’s ability to accurately determine its own net asset value. The Board, which is ultimately responsible for the oversight of the valuation process, has designated Ironwood as the valuation designee responsible for determining the valuation of the Master Fund’s and the Feeder Fund’s assets. Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market.

The interests in the Underlying Funds in which the Fund invests or plans to invest are generally illiquid. The Fund may not be able to dispose of Underlying Fund interests that it has purchased at a time convenient for the Fund.

Each Underlying Fund generally is charged or is subject to an asset-based fee and may be subject to performance-based allocations or fees payable by or allocated from the Underlying Fund. An Underlying Fund may receive performance fees, even if the performance of other Underlying Funds, or the overall performance of the Fund, is negative. By being exposed to the investment performance of the Underlying Funds indirectly through the Fund, an investor in the Fund bears two layers of management fees: the asset-based fees payable to Ironwood in addition to the asset-based management fees and performance-based fees or allocations at the Underlying Fund level. The fees of Underlying Funds impact their returns and, in turn, the performance of the Fund.

Thus, an investor in the Fund may be subject to higher operating expenses than if he, she or it invested in another closed-end fund with a different investment focus or structure. The performance-based compensation received by an Underlying Adviser also may create an incentive for such Underlying Adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based compensation. In addition, performance-based compensation may be based on calculations of realized and unrealized gains made by an Underlying Fund without independent oversight.

Investments by the Underlying Funds in foreign financial markets, including markets in developing countries, present political, regulatory, economic and other risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.

The investment activities of Ironwood, the Underlying Advisers, their respective affiliates and their respective directors, trustees, managers, members, partners, officers and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund. The Fund’s operations may give rise to other conflicts of interest.

The Fund may limit its voting rights in one or more Underlying Funds as a means to avoid certain prohibitions on trading with affiliates under the 1940 Act. To the extent the Fund limits its voting rights, with respect to its interest in an Underlying Fund, it will not be able to vote on matters that require the approval of the investors of such Underlying Fund, including a matter that could adversely affect the Fund’s investment in it.

The Board

The Board has ultimate responsibility for overseeing the business and operations of the Fund. The Board also serves as the board of directors of the Feeder Fund.

The Investment Adviser

Under the general oversight of the Board and pursuant to an investment management agreement (the “Investment Management Agreement”), Ironwood acts as the investment adviser of the Fund. Ironwood has been registered with the SEC as an investment adviser since July 1999. Ironwood has also been registered as a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and has been a member of the National Futures Association since December 1995. Ironwood also serves as investment adviser for other investment funds that utilize a similar investment strategy as the Fund.

The Fund Administrator

The Bank of New York Mellon (the “Fund Administrator”) serves as the administrator of the Fund and the Feeder Fund. The Fund compensates the Fund Administrator for providing administrative services to the Fund and the Feeder Fund. Each of the Fund and the Feeder Fund bears its own charges for the Fund Administrator’s tax, financial reporting, blue sky, and certain regulatory and compliance filing services. See “Fees and Expenses – Other Expenses.”

The Custodian

The Bank of New York Mellon (the “Custodian”) serves as the custodian of the Fund, the Feeder Fund and the Subsidiary (defined below). The Fund compensates the Custodian for providing these custody services. See “Fees and Expenses – Other Expenses.”

The Regulatory Compliance Consultant

Adviser Compliance Associates, LLC, d/b/a ACA Group (“ACA” or the “Regulatory Compliance Consultant”), serves as the regulatory compliance consultant for the Fund and the Feeder Fund. The Fund compensates the Regulatory Compliance Consultant for providing regulatory compliance support services to the Fund and the Feeder Fund. See “Fees and Expenses – Other Expenses.”

Fees and Expenses

Advisory Fee. The Fund pays to Ironwood, as compensation for its investment advisory services, a fee (the “Advisory Fee”). The Advisory Fee shall accrue monthly at a rate equal to 0.10% (a 1.20% annual rate) of the net asset value of the Fund, as of the close of business on the last calendar day of each month (a “Fiscal Period Closing” of each “Fiscal Period”) after crediting or debiting any increase or decrease in net asset value for the Fiscal Period but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date (defined below) that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed as of such date.

The Advisory Fee for any period less than a Fiscal Period shall be pro-rated based on the actual number of calendar days elapsed.

The Advisory Fee is paid in arrears as of the last calendar day of each three-month period ending in April, July, October and January (a “Fiscal Quarter Closing” of a “Fiscal Quarter”).

Distribution Expenses. Pursuant to a Distribution Services Agreement, the Fund pays the Distributor certain fees for providing distribution services to the Fund and the Feeder Fund and reimburses certain expenses incurred by the Distributor in connection with the registration of the Fund’s and the Feeder Fund’s units for sale. While neither the Fund nor the Distributor will directly impose an initial sales charge, if you buy Units through brokers or dealers or other financial intermediaries, they may charge you transaction or other fees in such amount as they may determine. Please consult your financial intermediary for additional information. Any such transaction or other fee charged by your financial intermediary will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Fund. Ironwood or its affiliates may also pay from their own resources additional compensation to brokers or dealers or other eligible intermediaries, which may be paid directly by Ironwood or indirectly through the Distributor.

Other Expenses. The Fund pays all investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing portfolio transactions, all costs and expenses directly related to positions for the Fund’s account, such as custody fees and direct and indirect expenses associated with the Fund’s investments and investments in Underlying Funds (including management fees to Underlying Advisers and performance fees or allocations to such Underlying Advisers), costs associated with enforcing the Fund’s rights in respect of such investments, taxes withheld on non-U.S. income, transfer taxes and premiums, professional fees (including, without limitation, the fees and expenses of consultants, accountants, investment bankers, attorneys and experts, which may be retained to assist with due diligence or similar services with respect to potential or current Underlying Advisers or other purposes), fees and expenses to any third-party vendors performing data aggregation and/or risk reporting services, and fees and expenses of any third-party vendor performing tax compliance services.

The Fund also pays interest expense (including loan commitment fees), fees and expenses associated with the registration of Units, and all other ongoing ordinary administrative and operational expenses of the Fund, including, but not limited to, insurance expense (including, but not limited to, errors and omissions, directors’ and officers’ liability insurance and fidelity bond), legal costs, accounting costs, taxes, fees and expenses paid to the Distributor, Fund Administrator, Transfer Agent, Custodian and the Regulatory Compliance Consultant; fees and expenses related to sub-transfer agency services; costs of preparing and distributing the updated prospectuses and subscription documents; costs of preparing reports and other communications, including proxy, tender offer correspondence or similar materials; fees and expenses related to tax return and reporting preparation, review and distribution to Unit holders; fees of Independent Directors and travel expenses of Directors relating to meetings of the Board of Directors and committees thereof; all costs and charges for equipment or services used in communicating information regarding transactions between Ironwood and any custodian or other agent engaged by or on behalf of the Fund; and any extraordinary expenses, including indemnification expenses as provided for in the LLC Agreement. Among the Fund’s operating costs are certain costs that may be associated in part with the Feeder Fund that are not clearly allocable on a separate basis or for which separate allocation is otherwise deemed unnecessary (e.g., a non-material cost). Board of Directors meeting costs and related legal fees are examples. Certain joint vendor contracts also may provide or be understood to provide for payment of fees solely by the Fund. SEC share registration and tender offer fees for both the Fund and the Feeder Fund generally are calculated at the level of and borne by the Fund.

The Feeder Fund is the largest shareholder of the Fund (as of April 30, 2026, owning approximately 51.5% of the Units) and as such bears a pro rata share of all expenses of the Fund.

Ironwood bears all ongoing ordinary administrative and operational costs of Ironwood, including employees’ salaries, office rent, travel costs, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

Expense Limitation Agreement. Ironwood has entered into an agreement with the Fund and the Feeder Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive advisory fees payable to Ironwood by the Fund and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, custody fees, interest expense (including loan commitment fees) incurred in connection with the Fund’s credit facilities, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses (defined below) and the Advisory Fee paid by the Fund) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement (the “Expense Limitation”), before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed on the Fund as of such date. The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by Ironwood, any expenses in excess of the Expense Limitation and repay Ironwood such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus. For the avoidance of doubt, the Fund will make such a repayment to Ironwood only if, in doing so, it remains in compliance with the Expense Limitation as if then in effect at the same level as when the relevant expenses were waived.

The Expense Limitation Agreement will be automatically renewed for the period September 1 through August 31 of each calendar year, unless Ironwood provides written notice to the Fund and the Feeder Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

Repurchases of Units

Units are not redeemable. No Member will have the right to require the Fund to repurchase its Units.

The Board, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Members’ Units at net asset value per Unit on a Repurchase Date pursuant to an Offer. In any Offer, the Board may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased, assuming those requests exceed the size of the Offer. In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests and the number of Units that will be the subject of such Offer, the Board will consider, among other things, the recommendation of Ironwood. This Prospectus also applies to the Feeder Fund offering Units held by the Feeder Fund to Feeder Fund shareholders in exchange for such shareholder’s Feeder Fund units. These unit exchanges are executed via the mechanism of the Feeder Fund’s tender offers from time to time. The Fund will not receive any proceeds from this exchange of Units by the Feeder Fund.

Ironwood expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members as of June 30 and December 31 of each year (each, a “Repurchase Date”).

Ironwood also expects that, for each Repurchase Date, it will recommend to the Board that the Fund offer to repurchase a portion of the outstanding Units. While there can be no guarantee that it will continue this practice, to date the Master Fund has offered to repurchase up to 10-20% of its units at each of its June 30 and December 31 repurchase offers. Any percentage threshold for the repurchase of Units is calculated as of the Offer Acceptance Deadline (defined below) based on the last available unaudited net asset value per Unit (that is, the value of the assets minus liabilities, divided by the number of Units outstanding) calculated prior to such date.

As to the Feeder Fund, each Offer is expected to be structured so as to repurchase Units from the Feeder Fund as if its members were direct investors in the Master Fund and subject to the terms of the Offer. This has the effect that significant repurchase interest on the part of either Fund’s members might limit the number of Units available for repurchase by the other Fund’s Unit holders.

Responses to a Repurchase Notice (each, an “Offer Acceptance”) received by the Fund or its designated agent less than 95 calendar days prior to the Repurchase Date (the “Offer Acceptance Deadline”) will be void. When the Board has determined that the Fund will make an Offer, the Fund will send a notice to each Member detailing: (i) the commencement date of such Offer; (ii) the Repurchase Date for such Offer; (iii) the number of Units that are the subject of such Offer and/or the percentage that such Units represent of all Units held by Members; and (iv) any other information that the Board has determined, in its sole discretion, that a Member should consider in deciding whether and how to participate in such Offer (the “Repurchase Notice”). For each Offer, a Repurchase Notice will be sent to each Member no later than 20 business days prior to the Offer Acceptance Deadline for such Offer.

A Member who tenders some, but not all, of such Member’s Units for repurchase as of a Repurchase Date will be required to maintain a minimum aggregate net asset value of Units generally equal to $25,000. The Fund reserves the right to reduce the amount to be repurchased from a Member as of a Repurchase Date so that the required minimum aggregate net asset value of Units is maintained. Upon request by a Member, the Board or its delegate may permit a Member to cancel an Offer Acceptance, if such cancellation is determined by the Board or its delegate to be in the best interest of the Fund.

A Member who tenders for repurchase such Member’s Units during the first year following such Member’s initial capital contribution (such time period, a “Lock-Up Period”) will be subject to a fee of 5.00% of the value of the Units repurchased by the Fund, payable to the Fund (an “Early Repurchase Fee”). As to any Member who makes an additional subscription, a separate Lock-Up Period also shall be deemed to run from the date of such subscription for additional Units, but that separate Lock-Up Period shall apply only to those additional Units. The Board or its delegate may, in certain limited instances where the Board or Ironwood as its delegate has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Fee. Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future. For the avoidance of doubt, Units exchanged by Members when transferring between the Fund and the Feeder Fund will not be subject (at the time of exchange) to the Early Repurchase Fee, and going forward the original investment date will be used to calculate any Lock-Up Period as to the exchanged Units.

The Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in a number of pooled entities (each, an “Underlying Fund” and collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”). Therefore, in order to finance the repurchase of Units pursuant to repurchase offers, the Fund may have to liquidate all or a portion of its interests in one or more Underlying Funds. Each Underlying Fund has substantial restrictions on the ability of investors (including the Fund) to redeem their interest therein and broad authority to suspend redemptions of interests therein.

Ironwood, the Board and their respective employees or other affiliates do not have any control over any Underlying Fund or any Underlying Adviser. Therefore, due to circumstances entirely outside of the control of Ironwood, the Board and their respective affiliates, the Fund may be unable to repurchase Units as of any Repurchase Date. Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance the Fund’s repurchase obligations pursuant to any such repurchase offer.

Purchase of Units

The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds generally on or prior to the fifth Business Day prior to the relevant subscription date, which may be extended at the Fund’s discretion. A “Business Day” is any day, other than Saturday or Sunday, on which the U.S. equity markets are open for business.

Pending investment in the Fund, the proceeds of the continuous offering will be placed in an account by the Fund Administrator. After each closing, the balance in such account, including any interest earned, will be invested pursuant to the Fund’s investment policies. Any interest accrued in such account will be for the benefit of all Members and not any particular Member.

Initial and subsequent purchases are generally accepted monthly. The Fund reserves the right to reject in its complete and absolute discretion any application for Units. The Fund also reserves the right to suspend subscriptions for Units at any time. The minimum initial investment is $50,000, subject to waiver by Ironwood. The minimum subsequent investment is $10,000, subject to waiver by Ironwood. All investors making both initial purchases and subsequent purchases must meet the specific investor eligibility requirements as described immediately below.

Eligible Investors

Each prospective investor (and Members who subscribe for additional Units) will be required to certify that the Units purchased are being acquired directly or indirectly for the account of either (i) a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities Act, or (ii) a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

To qualify as an “accredited investor,” a natural person must: (i) generally have an individual or joint net worth with that person’s spouse or spousal equivalent of $1,000,000 (exclusive of the value of such person’s primary residence), (ii) generally have an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year, (iii) hold, in good standing, a FINRA Series 7, Series 82 or Series 65 license or any such other professional certification, designation or credential that has been designated by an order of the SEC as qualifying an individual for accredited investor status or (iv) be a “family client” of a “family office” (as such terms are defined in Rule 202(a)(11)(G)–1 under the Advisers Act) and such family office has total assets under management in excess of $5,000,000, such family office was not formed for the specific purpose of acquiring the Units and whose prospective investment in the Fund is directed by a representative of such family office who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment in the Units. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. For purposes of determining the value of the primary residence to be excluded from net worth referenced in subclause (i), a prospective investor should exclude the amount by which the estimated fair market value of his or her primary residence exceeds the outstanding balance of any indebtedness secured by that primary residence. If any such indebtedness exceeds the estimated fair market value of such primary residence, a prospective investor should reduce his or her net worth by the amount of any such excess indebtedness. The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the relevant subscription date. In addition, if outstanding indebtedness secured by a prospective investor’s primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed relevant subscription date (e.g., due to a home equity loan), a prospective investor should reduce his or her net worth by the amount of such increase. A “qualified client” means an entity that has a net worth of more than $2,700,000 or that meets certain other qualification requirements. The foregoing investor qualification thresholds are current as of the date of this Prospectus and are subject to change from time to time pursuant to applicable law, rule, regulation or regulatory guidance. Investors must satisfy the eligibility requirements in effect as of the date of their subscription. The relevant investor qualifications are set forth in the subscription document and investor certification that each investor must sign in order to invest in the Fund. Application of the Fund’s investor qualification criteria can vary based on operational or technology limitations. For example, not all intermediaries can screen individual and entity investors separately, and the Fund may agree to permit a single qualification requirement in those instances.

An investment in the Fund involves a considerable amount of risk. It is possible that some or all of a Member’s investment may be lost. Before making an investment decision, an investor should consider (among other things): (i) the appropriateness of the investment with respect to its investment objectives and personal situation; and (ii) other factors, including its personal net worth, income, age, risk tolerance, tax situation and liquidity needs. An investor should invest in the Fund only money that it can afford to lose and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment portfolios because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

Distributions

The Fund intends to distribute all of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses), if any, and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses), if any, to Members at least annually (each, a “Distribution”). Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses. For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year.

Dividend Reinvestment Plan

Unless a Member elects in the subscription document to receive Distributions in the form of cash (a “Distribution Election”), all Distributions are automatically reinvested in full and fractional Units at the net asset value per Unit next determined on or after the payable date of such Distributions. At any time a Member may, by written request to Ironwood, make a Distribution Election, in which event such Member will receive future Distributions in cash. Any change to a Member’s Distribution Election will apply prospectively to Distributions declared after Ironwood has received and processed the Member’s written request. Any such Units will be registered in the name of such Member and such cash payment will be transmitted as soon as practicable after the final calculation of the amounts due. No sales charge or other fee will be imposed by the Fund in connection with the reinvestment of Distributions. The Fund is not responsible for any failure of a wire to reach a Member’s account. The Fund reserves the right to amend, suspend or terminate the dividend reinvestment plan at any time upon notice to Members.

The automatic reinvestment of Distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such Distributions. See “Material U.S. Federal Income Tax Considerations.”

Taxes

The Fund has elected to be treated, for U.S. federal income tax purposes, as a regulated investment company a (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to the Members as dividends. To maintain its RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least the sum of (i) 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses and (ii) 90% of its net tax-exempt income, for the taxable year.

See “Certain Risk Factors—Corporate-Level Income Tax for Failure to Qualify as a RIC,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

ERISA Plans and Other Tax-Exempt Entities

Subject to the limitations and considerations described herein, Units generally may be purchased by “employee benefit plans” as defined in and subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and by “plans” as defined in and subject to Section 4975 of the Code. See “ERISA Considerations.”

Term

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

Reports to Members

The Fund anticipates sending Members unaudited monthly financial information that will include the number of Units held by the Member, the net asset value per Unit and the aggregate net asset value of a Member’s Units. Audited annual financial statements and necessary U.S. federal income tax information will be sent within 60 calendar days after the close of the period for which the report is being made, or as required by the 1940 Act.

Fiscal Year

For accounting and U.S. federal income tax purposes, the Fund’s “Fiscal Year” is the period ending on April 30.

The Underlying Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. The Units will also be subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Fund and in compliance with federal and state securities laws. Because the Fund is a closed-end investment company, Units are not redeemable. The Fund will not be required to repurchase Units at a Member’s option nor will Units be exchangeable for interests in any other fund. As a result, a Member may not be able to sell or otherwise liquidate his, her or its Units. The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

SUMMARY OF FUND EXPENSES

The following table summarizes the expenses of the Fund and is intended to assist Members and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. The Fund is a “fund of hedge funds.” As such, like all hedge fund investors, the Fund bears a pro-rata share of the fees and expenses, including performance-based compensation, charged at the Underlying Fund level. Such expenses are included in the caption “Acquired Fund Fees and Expenses” in the table below. The Acquired Fund Fees and Expenses are not collected by or paid to Ironwood or the Fund. The Acquired Fund Fees and Expenses are paid to, assessed and collected, or, in the case of expenses associated with investment and trading strategies, incurred by the Underlying Advisers of those Underlying Funds in which the Fund invests. The Acquired Fund Fees and Expenses are common to all hedge fund investors.

Member Transaction Expenses
Maximum Sales Charge (Load) (as a percentage of the offering price)(1)	None
Maximum Sales Charge on Reinvested Distributions	None
Early Repurchase Fee	5.00	%(7)
Annual Expenses (as a percentage of net assets attributable to Units)
Advisory Fee(2)	1.20%
Interest Payments on Borrowed Funds (including commitment fees)	0.05%
Other Expenses(3)	0.15%
Acquired Fund Fees and Expenses(4)	22.48%
Gross Annual Expenses	23.88%
Less Fee Waiver and/or Expense Reimbursement(5)	0.00%
Net Annual Expenses(6)	23.88%

(1)
While neither the Fund nor the Distributor will directly impose an initial sales charge, if you buy Units through brokers or dealers or other financial intermediaries, they may charge you transaction or other fees in such amount as they may determine. Please consult your financial intermediary for additional information. Any such transaction or other fee charged by your financial intermediary will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Fund. Ironwood or its affiliates may also pay from their own resources additional compensation (either directly or indirectly through the Distributor) to brokers or dealers or other eligible intermediaries. See “Subscription for Units.”

(2)
The Fund pays to Ironwood an Advisory Fee at each Fiscal Quarter Closing at a 1.20% annual rate. The Advisory Fee accrues monthly before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed as of such date, and is payable at each Fiscal Quarter Closing.

(3)
Reflects the gross amount (prior to application of the provisions of the Expense Limitation Agreement) of all expected ordinary operating expenses of the Fund other than taxes, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses and the Advisory Fee.

(4)
“Acquired Fund Fees and Expenses” refers to fees and expenses of the Underlying Funds borne indirectly by the Fund through its investments in those Underlying Funds. Acquired Fund Fees and Expenses can be described generally as including the following categories of Underlying Fund expenses:

Underlying Fund Management Fees	1.49%
Underlying Fund Performance-Based Fees	3.66%
Underlying Fund Operating Expenses	3.49%
Underlying Fund Trading Expenses	13.84%
Total Acquired Fund Fees and Expenses	22.48%

In particular, the Fund bears its pro rata share of: (i) management fees charged by each Underlying Fund and payable to the associated Underlying Adviser calculated as a percentage of between 0% to 3.5% of the average net asset value of the Fund’s investment, (ii) performance-based fees or allocations paid or allocated by each Underlying Fund to the associated Underlying Adviser (or its affiliates) (“Performance Compensation”) in an amount equal to between 0% to 40% of the net capital appreciation in the Fund’s investment in such Underlying Fund during a particular calendar year or other measurement period, (iii) operating expenses of each Underlying Fund (including, without limitation, administration fees, professional fees (i.e., audit and legal fees), and directors’ fees), and (iv) certain trading expenses incurred by each Underlying Fund (including, without limitation, interest expense, dividend expense, stock-borrow costs and other expenses associated with the trading strategies of the Underlying Funds). The amounts shown are calculated based on the Fund’s pro rata share of the fees and expenses of the Underlying Funds in which the Fund invested during the Fiscal Year ended April 30, 2026 and reflect the level of assets that were invested in each of the Underlying Funds and the fees and expenses, including Performance Compensation paid to each Underlying Fund during its most recent Fiscal Year. It should be noted that all such amounts (including Performance Compensation) may fluctuate over time and may be substantially higher or lower with respect to future periods. The Acquired Fund Fees and Expenses are not collected by or paid to Ironwood or the Fund. The Acquired Fund Fees and Expenses are paid to, assessed and collected, or, in the case of expenses that are associated with investment and trading strategies, incurred by the Underlying Advisers of those Underlying Funds in which the Fund invests and are common to hedge fund investors generally. Acquired Fund Fees and Expenses are reflected in the net performance reported by Underlying Funds. The breakdown of the Acquired Fund Fees and Expenses by category as shown in this footnote may reflect certain estimates by the Fund. As with any investment, Underlying Fund expenses represent only one consideration assessed by Ironwood; expenses are evaluated in light of anticipated or realized returns, with the expectation (but not a guarantee) that net returns will be appropriate to the risks and expenses undertaken.

(5)
Pursuant to the Expense Limitation Agreement, Ironwood has contractually agreed to reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, custody fees, interest expense (including loan commitment fees) incurred in connection with the Fund’s credit facilities, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses and the Advisory Fee paid by the Fund) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement, before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed on the Fund as of such date. The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by Ironwood, any expenses in excess of the Expense Limitation and repay Ironwood such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus. For the avoidance of doubt, the Fund will make such a repayment to Ironwood only if, in doing so, it remains in compliance with the Expense Limitation as if then in effect at the same level as when the relevant expenses were waived. For the year ended April 30, 2026, no previously waived expenses of the Fund were reimbursed and there were no amounts subject to potential future reimbursement to Ironwood.
The Expense Limitation Agreement will be automatically renewed for the period September 1 through August 31 of each calendar year, unless Ironwood provides written notice to the Fund and the Feeder Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.
Estimated fee waivers and expense reimbursements or recoupments are shown at 0.00% (i.e., with no waivers, reimbursements or recoupments). In prior years, there were both reimbursements (made to the Fund) and recoupments (paid by the Fund to Ironwood), but those are not expected to be material at current Fund asset levels so are no longer shown here.

(6)
Each of the above disclosed expenses other than the Acquired Fund Fees and Expenses are based on figures from the Fund’s most recent annual report for the period ended April 30, 2026. The total net annual expenses shown is different from the ratio of expenses to average net assets of the Fund under the heading “Financial Highlights” because the Financial Highlights section includes only actual operating expenses of the Fund, without Acquired Fund Fees and Expenses.

(7)
Early Repurchase Fee only applies for redemptions that occur within one year of purchase.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of and does not represent the projected or actual performance of the Units. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.

The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.

Example

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following net annual expenses based on a $1,000 investment, assuming a 5% annual return(1)	$219	$550	$776	$1,076

If your Units are repurchased by the Fund in the first year that you hold them, they will be subject to the 5% early repurchase fee. The 1-year expense figure for such Units under the assumptions of this example would be $260.

(1)
This Example assumes the application of the 23.88% expense ratio with all fees and expenses (including the Acquired Fund Fees and Expenses) assumed to have been accrued on a monthly basis as of the last calendar day of each month, reducing the net asset value per Unit.

FINANCIAL HIGHLIGHTS

The table below sets forth selected financial information that has been derived from the financial statements in the Fund’s audited annual report for the Fiscal Years ended April 30, 2017, April 30, 2018, April 30, 2019, April 30, 2020, April 30, 2021, April 30, 2022, April 30, 2023, April 30, 2024, April 30, 2025 and April 30, 2026 (each, an “Annual Report”). The financial statements in the Fund’s Annual Report for the fiscal years ended 2017, 2018, 2019, 2020, 2021, 2022, 2023, 2024, 2025 and 2026 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and their report thereon is contained in the Annual Report. Free copies of the Annual Report may be obtained by calling 833-990-2394.

	Year Ended April 30, 2026	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
Net asset value, beginning of year	$1,197.26	$1,174.39	$1,135.85	$1,207.07	$1,231.50	$1,119.70	$1,135.11	$1,142.19	$1,120.11	$1,060.30
Net investment income (loss)(a)	(15.77)	(15.80)	(13.61)	(11.70)	(18.32)	(16.48)	(13.33)	(12.57)	(15.71)	(15.44)
Net realized and unrealized gain (loss) on investments	194.96	122.38	108.70	24.11	64.87	211.72	30.17	47.11	87.34	91.67
Net increase (decrease) in net assets resulting from operations	179.19	106.58	95.09	12.41	46.55	195.24	16.84	34.54	71.63	76.23
Distributions paid from:
Net investment income	(89.23)	(77.05)	(50.97)	(62.83)	(64.55)	(81.03)	(32.25)	(41.62)	(49.55)	(16.42)
Net realized gains	(8.85)	(6.66)	(5.58)	(20.80)	(6.43)	(2.41)	-	-	-	-
Total distributions	(98.08)	(83.71)	(56.55)	(83.63)	(70.98)	(83.44)	(32.25)	(41.62)	(49.55)	(16.42)
Net asset value, end of year	$1,278.37	$1,197.26	$1,174.39	$1,135.85	$1,207.07	$1,231.50	$1,119.70	$1,135.11	$1,142.19	$1,120.11
Total return(b)	15.31%	9.17%	8.52%	1.14%	3.73%	17.60%	1.43%	3.15%	6.46%	7.23%
Ratio of total expenses to average net assets before expense waivers and recaptures(c)	1.40%	1.39%	1.37%	1.37%	1.36%	1.38%	1.37%	1.38%	1.41%	1.43%
Ratio of total expenses to average net assets after expense waivers and recaptures(c)	1.40%	1.39%	1.37%	1.37%	1.36%	1.38%	1.37%	1.38%	1.41%	1.43%
Ratio of net investment loss to average net assets(d)	(1.27)%	(1.31)%	(1.18)%	(1.19)%	(1.35)%	(1.37)%	(1.16)%	(1.14)%	(1.36)%	(1.42)%

Portfolio turnover	7.50%	7.65%	5.28%	2.35%	14.16%	17.05%	15.87%	10.99%	4.54%	18.17%
Senior security, end of year(e)	$250,139,767	$103,157	$80,038	$70,038	$-	$-	$-	$-	$119,973	$50,119,316
Asset coverage per $1,000 of senior security principal amount (f)	$27,738	$54,077,229	$63,745,750	$66,721,078	$-	$-	$-	$-	$17,847,823	$40,704
Net assets, end of year	$6,688,257,260	$5,578,341,544	$5,102,002,281	$4,672,940,823	$4,082,088,249	$3,183,173,052	$2,536,055,056	$2,466,516,070	$2,141,136,867	$1,989,914,471

(a)
Calculated based on the average units outstanding methodology.

(b)
Total return assumes a subscription of a unit in the Fund at the beginning of the year, a repurchase of the unit on the last day of the year, and the reinvestment of all distributions during the year.

(c)
Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.

(d)
Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.

(e)
The Fund’s senior securities during this time period were comprised only of borrowings made pursuant to the Fund’s credit agreements or note purchase agreements.

(f)
Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

The above ratios and total return have been calculated for the Members taken as a whole. An individual Member’s return and ratios may vary from these returns and ratios due to the timing of unit transactions.

SENIOR SECURITIES

The following table sets forth information about the Fund’s outstanding senior securities (as defined in Section 18 of the 1940 Act) (including bank loans) as of the end of the last ten fiscal years. The Fund’s senior securities during this time period were comprised only of borrowings made pursuant to the Fund’s credit agreements or note purchase agreements. The information in this table has been audited by Ernst & Young LLP.

Fiscal Year Ended April 30,	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per $1,000 of Borrowings[1]	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit (Exclude Bank Loans)
2026	$250,139,767	$27,738	N/A	N/A
2025	$103,157	$54,077,229	N/A	N/A
2024	$80,038	$63,745,750	N/A	N/A
2023	$70,038	$66,721,078	N/A	N/A
2022	$-	N/A	N/A	N/A
2021	$-	N/A	N/A	N/A
2020	$-	N/A	N/A	N/A
2019	$-	N/A	N/A	N/A
2018	$119,973	$17,847,823	N/A	N/A
2017	$50,119,316	$40,704	N/A	N/A
1 Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

SELLING SHAREHOLDERS

From time to time the Feeder Fund pursuant to its own tender offer may offer to sell Master Fund Units it already owns to shareholders of the Feeder Fund in exchange for Feeder Fund shares. The Feeder Fund is the largest shareholder of the Master Fund (as of April 30, 2026, owning approximately 51.5% of the Master Fund Units). The Master Fund will not receive any proceeds from an exchange of Master Fund Units by the Feeder Fund.

USE OF PROCEEDS

The Fund expects that the proceeds of the offering will be invested in Underlying Funds, in accordance with the Fund’s investment objective and strategies as soon as practicable after each month-end closing of the offering. Proceeds will be invested together with any interest earned in the Fund’s account prior to such closing.

The Fund may maintain a portion of the proceeds in cash to meet operational needs or during any period in which Ironwood determines, in its sole discretion, that prompt investment of the Fund’s assets in one or more Underlying Funds is not in the best interests of the Fund. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FUND

The Fund is a Delaware limited liability company that is a registered, closed-end, non-diversified, management investment company under the 1940 Act, which invests substantially all of its investable assets in Underlying Funds.

INVESTMENT OBJECTIVES, METHODOLOGY AND POLICIES

Investment Objectives

The Fund’s investment objective is to achieve capital appreciation while limiting the variability of returns. The Fund emphasizes investments in Underlying Funds that utilize relative value strategies (i.e., they attempt to take long and short positions or other combinations of positions that tend to substantially reduce exposure to market risk) and other related strategies, such as non-directional or arbitrage-oriented investment strategies. In these strategies, long positions will generally be balanced in whole or in part by offsetting short positions. In addition, the Fund invests with certain Underlying Funds that utilize other investment strategies that may not be considered relative value or arbitrage-oriented strategies, but demonstrate limited dependence on movements within broader financial markets. Underlying Funds utilizing these strategies may not balance their positions, but are nonetheless potentially able to produce returns that are independent of equity and bond markets as a whole.

Ironwood believes that market neutral and uncorrelated investment strategies offer potential for long-term investment success. Market neutral strategies are designed to exploit pricing differentials between related securities and to manage market risk. These strategies take long positions in undervalued securities and take short positions in overvalued securities. Market neutral strategies take focused bets on pricing relationships between similar securities and generally do not seek to take directional bets on overall market direction. Market neutral strategies focus on security selection and can generate profits whether the broader market is rising or falling, although losses may occur as well.

Uncorrelated strategies attempt to capture mispricing associated with capital market transactions, such as mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buy-backs and other significant events. Many of these events are subject to certain conditions, such as shareholder or regulatory approval. These events are company-specific and are not market-driven events; therefore, the profitability of these strategies is dependent on the successful completion of a specific transaction within an expected time frame rather than overall market movements.

Since Ironwood’s inception in 1996, Ironwood has been exclusively focused on building and maintaining low volatility, multi-manager portfolios that seek to have low correlation to the broader debt and equity indices. While the Fund may invest in any type of Underlying Fund, Ironwood expects to have the Fund invested in Underlying Funds that generally fall into the following four hedge fund sectors: (1) relative value, (2) market neutral & hedged equity, (3) event driven and (4) distressed & credit securities. The Underlying Advisers in these general hedge fund sectors utilize a variety of investment strategies, including, but not limited to, fundamental equity market neutral, risk and event arbitrage, distressed and stressed securities, convertible bond arbitrage, capital structure arbitrage, systematic trading, fixed income arbitrage and private investments. Investments may also be made with Underlying Funds employing other investment strategies involving stocks, bonds, futures, stock futures, forwards, swaps, options and other financial instruments. There are no substantive restrictions on the types of markets or instruments that may be used by the Underlying Funds; the Underlying Funds may invest and trade in virtually any security, commodity, currency or derivative market worldwide.

(1)
Relative Value. Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets, including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy and quantitative strategies.

(2)
Market Neutral & Hedged Equity. Market neutral & hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy). Ironwood favors equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.

(3)
Event Driven. Event driven strategies involve the assessment of how, when and if specific transactions will be completed and the effect on corporations and financial assets. A common event driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales and liquidations.

(4)
Distressed & Credit Securities. Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors. Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit and balance sheet restructurings. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets.

Ironwood seeks to diversify its investments in Underlying Funds within sectors and across strategies in an attempt to offset the risks of other investments in sectors, strategies or the financial markets as a whole. However, in allocating the Fund’s assets to the Underlying Funds, Ironwood is not subject to any formal diversification requirements, and the Fund may from time to time be concentrated in a limited number of Underlying Funds, which themselves may from time to time be concentrated in a limited number of positions or strategies. By investing with a diverse group of Underlying Funds that in turn utilize a diverse group of strategies, Ironwood anticipates that the capital deployed within strategies by certain Underlying Funds is not expected to significantly correlate with investments undertaken by other Underlying Funds, although there can be no assurance that this will be the case, with such correlation potentially relating to the broader markets themselves becoming concentrated. As one example, in recent periods information technology companies and companies in related sectors such as communication services have represented a significant percentage of both public and private markets capitalization, such that many different strategies may have direct or indirect exposure to those sectors.

While the Fund historically has not elected to hedge its exposures directly at the Fund level, and Ironwood generally believes that exposure to the investment strategies and markets represented by the Fund’s investments is an integral element of the Fund’s investment strategy, Ironwood may from time to time determine that it is appropriate for the Fund to hedge certain investment, market or other risks. Hedging can be achieved through a variety of transactions and instruments, which may include derivatives representing long or short exposure (or both) or the purchase or sale of instruments providing synthetic exposure to an asset or group of assets.

Certain Underlying Funds utilize hedging and arbitrage strategies that are not intended to profit by taking directional market risk, although they sometimes contain a directional component. Hedging and arbitrage strategies are designed to profit from price movements among related financial instruments. While these strategies are by no means risk-free, in many cases the differentials they seek to exploit can occur as readily in declining as in rising financial markets.

Because certain Underlying Funds may invest in various derivatives regulated by the CFTC, usually (but not exclusively) for the purpose of hedging other positions, Ironwood is subject to potential regulation as a commodity pool operator of the Fund under CFTC regulations. However, Ironwood operates the Fund pursuant to relief provided by CFTC Staff Letter No. 12-38 and an exclusion from the definition of “commodity pool operator” provided by CFTC Rule 4.5. Therefore, Ironwood will not be required to deliver a disclosure document that satisfies the requirements of CFTC regulations, nor will it be required to provide certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered commodity pool operators.

Those Underlying Funds that trade futures and options contracts may trade any futures or option contract traded on a domestic or foreign exchange. Such Underlying Funds, as well as Underlying Funds that are not operated by a CFTC-registered commodity pool operator, may also trade currency forward contracts in the interbank market and interest rate and currency swaps in the interbank/interdealer swaps market.

Ironwood anticipates that the Fund will generally invest in 15 to 30 Underlying Funds at any given point and Ironwood does not intend to allocate over 10% of the Fund’s capital (as of the allocation date) to any single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers). However, Ironwood reserves the right to increase or decrease the number of Underlying Funds and revise its method of allocating capital to them if, in the view of Ironwood, such changes are warranted. Ironwood may from time to time exceed the 10% of capital limitation described in this paragraph; an example of a rationale to do so would be to take the capacity in a particular Underlying Fund that may be open to investment for only a limited period.

Underlying Fund Selection Process

The Fund invests its assets in Underlying Funds that are selected with the objective of obtaining quality management and a broad diversification within the types of strategies utilized by the Fund. The compensation earned by the Underlying Advisers can involve fixed fees based on the value of the assets under management (generally 0% to 3.5% per annum), performance fees based on profits earned by the Underlying Funds (generally 0% to 40% of such profits) or a combination thereof. Certain Underlying Funds may charge higher or lower fees than those set forth in the preceding sentence.

An important element of the selection process is Ironwood’s subjective assessment of the ability and character of prospective Underlying Advisers. Ironwood has developed an investment due diligence process focused heavily on information gathering and on-site or videoconference due diligence meetings with senior investment and operations professionals of prospective and current Underlying Advisers. Ironwood may conduct numerous on-site visits or videoconference meetings over several years before making an investment which may include, but is not limited to, interviewing the managing partners as well as portfolio managers, junior partners, traders and senior analysts. A prospective Underlying Adviser must receive unanimous support from Ironwood’s Investment and Risk Committee and Operational Due Diligence team in order to be included in the Fund’s portfolio. Ironwood invests in Underlying Advisers with a proven track record, a substantial asset base and a robust business infrastructure to support an Underlying Adviser’s investment activities, though these are not the only factors considered by Ironwood. Additionally, Ironwood will invest in established teams at newer or emerging firms with relatively lower assets under management. Certain strategies may be more effective when implemented by Underlying Advisers with smaller, more nimble portfolios.

Ironwood considers a variety of factors in selecting prospective Underlying Funds, including:

●
Past performance during favorable and unfavorable market conditions.

●
Diversification, leverage, liquidity and other portfolio characteristics in relation to other Underlying Funds.

●
Differentiation of strategy and management resources relative to other prospects.

●
Amount of assets under management.

●
Absence of significant conflicts of interest.

●
Overall integrity and reputation.

●
Percentage of business time devoted to investment activities.

●
Fees charged.

●
Operational, legal, and tax considerations.

Ironwood has several sources for identifying prospective Underlying Funds, including:

●
Referrals from other advisers, consultants, brokers and investors.

●
Knowledge obtained through current and past investment activities of potential Underlying Advisers who manage only proprietary capital or who are employed by other financial entities.

●
Articles and publications.

●
On-site, videoconference and telephone interviews.

Monitoring of the Underlying Funds and Investments

Ironwood monitors the performance of each Underlying Fund. Ironwood contacts each Underlying Adviser and makes periodic visits to the offices of the Underlying Advisers (or arranges for videoconference meetings) to review their activities. The frequency of Ironwood’s on-site or videoconference reviews varies depending on a number of factors which may include: length of relationship, size of allocation or degree of change in trading strategy (if any). The Underlying Advisers are contacted frequently regarding their periodic results and for their analysis of significant events as they relate to such Underlying Advisers’ investment strategies and influence such Underlying Advisers’ investment decisions.

If an Underlying Fund’s relative performance is poor or if significant changes occur in an Underlying Fund’s approach or investments, Ironwood may reduce or redeem the Fund’s capital allocation to that Underlying Fund. Ironwood may also reallocate the Fund’s assets among different Underlying Funds to reflect Ironwood’s analysis of which investment strategies are best suited to current market conditions.

From time to time, an Underlying Fund may distribute securities or other assets to the Fund in kind. In such circumstances, the Fund may hold and manage those assets directly pending disposition or other action determined by Ironwood. Such assets may include securities or other instruments that are illiquid, restricted or otherwise difficult to value or dispose of. See “Certain Risk Factors—Direct Ownership of Assets Received from Underlying Funds.”

Leverage

Certain Underlying Funds utilize leverage as part of their investment strategies and in doing so may be subject to no limits on the amount of that leverage. This use of leverage magnifies rates of return (both positive and negative) achieved by the Fund. The Underlying Advisers frequently use leverage in their investment activities through purchasing securities on margin and through selling securities short. The Underlying Funds may also leverage by entering into repurchase agreements whereby they effectively borrow funds on a secured basis by selling portfolio securities to a financial institution for cash and agreeing to repurchase such securities at a specified future date for the sales price paid plus interest at a negotiated rate. The proceeds of such repurchase agreements will be used to finance other investment activities. Further, leverage may be generated through bank borrowings, total return swaps, futures and options and other techniques. Futures trading by the Underlying Funds generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.

The Fund will not directly leverage its investments in Underlying Funds through borrowing to any significant extent and generally does not expect to borrow in excess of 10% of its net asset value (see “Certain Risk Factors – Use of Leverage”). As examples, the Fund may borrow money for the purpose of balancing cash inflows and outflows between the Fund and its selected Underlying Funds, balancing cash flows between Underlying Funds and subscriptions to the Fund (e.g., the Fund invests with an Underlying Fund that is only available on April 1 in anticipation of further subscriptions from new or existing Members on July 1 of such year) and providing liquidity to fund the periodic repurchase of Units on a timely basis (including the repurchase of units by the Feeder Fund). The Fund may also temporarily borrow funds for the purpose of providing liquidity for the payment of fees or expenses or for any other reasonable purpose (as determined by Ironwood). The Fund may also borrow for other reasons. See “Certain Risk Factors.”

Cash Reserves

Ironwood is not required to allocate all of the Fund’s assets to Underlying Funds and may maintain such cash reserves as it may from time to time deem to be appropriate for defensive purposes, to fund future allocations and repurchases, or to pay operating costs or to pay the cash portion of any Distributions. Ironwood may invest and manage such cash reserves in Treasury securities, money market funds, bank deposits and similar short-term instruments or accounts including repurchase agreements for such securities. If Ironwood allocates some of the Fund’s assets to a money market fund or similar investment, the Fund will bear the standard management fees and costs and expenses of such money market fund in addition to the fees and expenses borne by the Fund.

INVESTMENT STRATEGIES

Following are brief summaries of some of the investment strategies which may be utilized by the Underlying Funds. They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods which may be used by the Underlying Funds.

(1)
Convertible Bond Arbitrage. Involves purchasing a convertible bond and selling short a varying percentage (“delta hedge”) of the stock into which the bond is convertible. In the event that the price of the stock rises, the increase in value of the bond’s conversion option is anticipated to more than offset the loss in the short stock position. In the event that the price of the stock falls, the gain on the short stock position should more than offset the loss on the bond, because the value of the bond is anticipated not to fall below the price investors are willing to pay for the non-convertible debt of the issuer. Underlying Advisers invest in the entire range of convertible bonds from “deep-in-the-money” bonds to “busted” bonds. Underlying Advisers set up positions with hedges against numerous other factors, including, but not limited to, interest rates, implied volatility and credit risk.

(2)
Distressed Situations. Involves the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Some Underlying Advisers may obtain voting rights or control blocks and actively participate in the bankruptcy/reorganization process, while others may remain passive investors.

(3)
Event Credit. Exploits inefficiencies in credit securities (i.e., loans, bonds, credit default swaps, etc.) derived from activities such as legal situations, covenant amendments, activist strategies and corporate activity. Underlying Advisers will initiate investments when they identify a defined catalyst or event that may impact the price of the security.

(4)
Event Equity. Involves the purchase and/or sale of securities involved in corporate events, such as restructurings, asset sales, proxy contests and liquidations. Underlying Advisers will generally enter these types of investments when they identify a specific theme or catalyst that may affect the price of an individual stock or situation.

(5)
Fixed Income and Interest Rates. Strategies that deploy capital in the developed fixed income and interest-rate markets, focusing on liquid products, including nominal and inflation-protected government bonds, interest-rate swaps, futures and options. The strategies are primarily concentrated in developed markets and combine macroeconomic analysis, quantitative modeling and portfolio construction techniques.

(6)
Market Neutral and Hedged Equity. Involves the purchase of a stock, or basket of stocks, that is relatively underpriced and selling short a stock, or basket of stocks, that is relatively overpriced. Depending on the Underlying Adviser’s investment strategy, the determination of whether a stock is overpriced/underpriced can be made through fundamental analysis or by complex statistical models that examine numerous factors that affect the price of a stock. Ironwood favors long/short Underlying Advisers who use a “dollar balanced” approach, i.e., they are short approximately the same dollar value of stocks that they are long.

(7)
Portfolio Protection. A variety of strategies and positions intended to protect an Underlying Adviser’s portfolio against unusual market movements and tail risk events. These “protection trades” are intended to help protect trading strategies that should not otherwise be affected (i.e., are already hedged) but can come under pressure from market liquidations, abnormal volatility and general macro risks. Protection strategies can include, but are not limited to, the use of options, futures, indices, exchange traded funds, credit default swaps and certain individual corporate and sovereign securities.

(8)
Private Securities. Involves an investment made in a company outside of the public markets. Underlying Advisers will generally enter these types of investments when they discover a theme that cannot adequately be captured through public market investments. Underlying Advisers may either make a passive investment or take a more active role in the management of the target company.

(9)
Risk Arbitrage. Seeks to profit from the spread between the current and projected values of securities involved in a corporate event. The most common form of this strategy is merger arbitrage, which involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company (positions may be reversed if the Underlying Adviser feels the acquisition may not close). The target’s stock typically trades at a discount to the offer price due to the uncertainty of the completion of the transaction. This strategy is largely dependent upon the manager’s ability to correctly analyze the outcome and completion date of a proposed transaction. Other examples of risk arbitrage trades include spin-offs, multi-share capital arbitrage and tender offers.

(10)
Statistical Arbitrage. Systematic trading strategies intended to exploit short- and long-term pricing inefficiencies between securities. Underlying Advisers rely on mathematical models to identify the temporal convergence and/or divergence of price movements of a pair or basket of stocks. These highly technical strategies typically involve large numbers of securities, short holding periods and substantial computational and trading activity.

(11)
Structured Credit. Strategies that invest primarily in residential and commercial mortgage-backed securities (RMBS and CMBS), other non-mortgage related asset-backed securities (ABS), collateralized debt obligations, structured notes and other structured products. The most common strategies involve long and short positions in RMBS, CMBS, ABS and related derivatives and indices.

CERTAIN RISK FACTORS

Prospective investors should consider the following factors in determining whether an investment in the Fund is appropriate for them. However, the following section does not set forth all risks applicable to the Fund and prospective investors should read this entire Prospectus prior to investing in the Fund. The following discussion of certain risk factors does not purport to be an exhaustive list or a complete explanation of all of the risks involved in an investment in the Fund. An investment in the Fund should only be made after consultation with independent qualified sources of investment and tax advice. In addition, certain Underlying Funds employ strategies for which no specific “risk factors” are provided. Nevertheless, such strategies should be considered to be speculative, volatile and, in general, no less risky than other strategies more fully described herein.

THE PAST RESULTS OF THE UNDERLYING FUNDS OR THE UNDERLYING ADVISERS SELECTED FOR INVESTMENT BY THE FUND ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM AND SHOULD REPRESENT ONLY A PORTION OF AN INVESTOR’S PORTFOLIO MANAGEMENT STRATEGY.

Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units.

The Fund is a closed-end, non-diversified, management investment company under the 1940 Act designed primarily for long-term investment and is not intended to be a trading vehicle. Units are not redeemable. Investors should not invest in the Fund if they need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. Ironwood believes that unique investment opportunities exist in the market for Underlying Funds. However, these investments are generally illiquid and an open-end fund’s ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund.

The Fund does not intend to list its Units for trading on any securities exchange. There is no secondary trading market for the Units and none is expected to develop. Because the Fund is a closed-end investment company, the Units are, therefore, not readily marketable. The Fund is not required to repurchase its Units at the option of Members and Units are not exchangeable for interests of any other fund. Although the Board, in its complete and absolute discretion, may cause the Fund to make Offers to repurchase outstanding Units at their net asset value, the Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. The number of Units that the Fund will make Offers to repurchase during any Offer is determined by the Board in its complete and absolute discretion, and such number may be all or any portion of the Fund’s outstanding Units. In addition, in extreme cases, the Fund may not be able to complete repurchases due to its holding of illiquid investments in interests of the Underlying Funds. Members whose Units are repurchased will bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their Offer Acceptances and the effective date of the repurchase (i.e., the Repurchase Date). Further, Offers, if any, may be suspended or postponed in the complete and absolute discretion of the Board.

An investment in the Fund is appropriate only for investors who can bear the risks associated with the limited liquidity of the Units and the investments of the Fund in the Underlying Funds as well as the limited liquidity of the investments owned by the Underlying Funds. See “Eligible Investors” and “Repurchases of Units.” Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members.

Ironwood expects that it will recommend to the Board that the Fund offer to repurchase Units from Members on the Repurchase Dates. In addition, a Member that requests a repurchase of such Member’s Units subject to a Lock-Up Period will be subject to an Early Repurchase Fee of 5.00% of the amount being repurchased by the Fund, payable to the Fund. Units are not freely transferable. As there is no market for Units and none is expected to develop, Members may not be able to liquidate their investment in the event of an emergency or for any other reason and Units may not be readily accepted as collateral for a loan. In addition, illiquidity of the Fund’s investments (Underlying Funds may only allow redemptions on an annual or more irregular basis and may impose limits on the amount of redemptions) or an Underlying Fund’s investments may prevent the Fund from making prompt payment of repurchase proceeds. Each Underlying Fund has substantial restrictions on the ability of investors (including the Fund) to redeem their interest therein and broad authority to suspend redemptions of interests therein. None of Ironwood, the Board or any of their respective employees or other affiliates has any control over any Underlying Fund or any Underlying Adviser. Therefore, due to circumstances outside of the control of Ironwood, the Board and any of their respective affiliates, the Fund may be unable to repurchase Units as of any Repurchase Date. Further, in certain limited circumstances, the Fund may delay offers to repurchase Units and/or pay for repurchased Units in kind rather than in cash.

Illiquidity of Fund Investments.

The Fund generally invests all of its assets in Underlying Funds where Ironwood has no control over the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investment.

Underlying Funds provide only limited withdrawal opportunities and may implement further liquidity constraints, such as “gates,” “side pockets,” suspension of withdrawals/net asset value calculations, withdrawals in kind, special liquidity vehicles, lock-ups, withdrawal fees and less frequent withdrawal rights. Ironwood has no control over the liquidity of the Underlying Funds and depends on the Underlying Fund to provide valuations as well as liquidity in order to process withdrawals. Members must recognize that under certain circumstances, repurchases may be materially restricted or delayed due to the Underlying Funds’ illiquidity. In some cases, Ironwood may have allocated Fund assets to Underlying Funds which Ironwood later intends to liquidate but the Fund is unable to do so promptly due to liquidity constraints imposed by such Underlying Funds. To the extent that a material portion of the Fund’s assets are allocated to Underlying Funds that take such actions, the Fund will likely be unable to withdraw from such Underlying Funds for an extended period of time notwithstanding a desire to do so. Such inability to withdraw from such Underlying Funds could expose the Fund to losses it may have avoided if it had been able to allocate away from such Underlying Funds.

The complicated and often protracted process of withdrawing from Underlying Funds could hinder the Fund’s ability to repurchase Units from Members in a timely manner, as well as the Fund’s ability to adjust its Underlying Fund allocations. It could also cause the Fund’s portfolio to become unbalanced in the event the Fund withdraws from its more liquid Underlying Funds to fund the Fund’s repurchases or expenses. Ironwood limits the percentage of Units subject to any repurchase Offer to seek to mitigate these risks, but there will continue to be some risk regardless of the size of the Offer. Also, to the extent that a material portion of Underlying Funds suspend the calculation of net asset value, Ironwood may be unable to calculate the Fund’s net asset value.

Underlying Fund Risk.

The Fund’s approach to investing in multiple Underlying Funds is subject to the possibility of loss due to an Underlying Fund’s fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets) or simply poor judgment.

During the lifetime of the Fund, there could be material changes in one or more Underlying Funds, including changes in control and mergers. The effect of such changes on an Underlying Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Underlying Funds, the Fund may not be able to quickly alter its portfolio allocation in response to any such changes, resulting in substantial losses.

Direct Ownership of Assets Received from Underlying Funds.

While the Fund historically has invested only in Underlying Funds, the Fund may from time to time receive distributions of securities or other assets in kind from an Underlying Fund. In such circumstances, the Fund may be required to hold, manage and ultimately dispose of those assets directly. Such assets may be illiquid, difficult to value, subject to contractual or legal restrictions on transfer or otherwise difficult to sell at a desired time or price.

Direct ownership of such asset or assets may result in the Fund becoming exposed to the results of individual instruments and issuers. In general, such exposure may not be different in nature from indirect exposure to the same instrument or issuer when held at the level of an Underlying Fund, but decisions regarding the management, valuation, retention and disposition of such assets will be solely in the discretion of Ironwood. Ironwood has not historically managed direct investments of this type on behalf of the Fund and therefore has limited experience managing such assets within the Fund’s structure.

The Fund also may be subject to the costs of transacting in the asset, including the potential that transactions could adversely affect market pricing and liquidity. The value ultimately realized upon the disposition of such assets may differ materially from the value at which they were previously carried by the Fund or the applicable Underlying Fund.

Non-Diversified Status Under the 1940 Act.

The Fund is a “non-diversified” investment company under the 1940 Act. Thus, there are no limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. This may result in the Fund’s investment portfolio being more susceptible to a single economic, political or regulatory occurrence than would be the case if the Fund were operated as a diversified investment company under the 1940 Act. The Fund generally will not invest more than 10% of its assets (measured at the time of purchase) in the securities of a single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers), although it has the discretion to do so.

No Guarantee of Investment Program Success.

No guarantee or representation is made that the Fund’s investment program will be successful.

 General Economic and Market Conditions and Political Uncertainty.

The success of the Underlying Funds’ and the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.

Although globally and among developed countries there has been a relatively stable political environment for decades, recent events, including the Russian invasion of Ukraine that began in February 2022, have impacted global stability and markets. As a result, international policies, relationships and trade agreements, which have generally been perceived as stable or evolving only slowly in the post-WWII period, are in flux. Adjustments in major trade relationships include the United States’ reassessment and renegotiation of its various other existing trade agreements, the imposition of tariffs, and the imposition of country sanctions, including broad sanctions on Russia and others supporting Russia’s economy or military efforts. Such measures may be met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth can be linked. The imposition of new tariffs or retaliatory measures, including those involving major trading partners such as China, Canada, Mexico or the European Union, may increase costs for businesses and consumers, contribute to inflationary pressures, reduce economic growth and adversely affect the performance and liquidity of investments held by the Underlying Funds. The extent and duration of any such measures and their ultimate economic consequences remain uncertain.

Furthermore, the administration in the United States could also significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, the authority of the Federal Reserve and administrative agencies. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States.

Other drivers of geopolitical, economic and market risk may also come from, among other things, increased political tension on the domestic and international stages, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, interest rate movements globally, historically high inflation rates, structural stresses in Europe and Asia, public health issues like pandemics or epidemics, natural disasters, extreme weather events, international terrorist activity, armed conflict and risk of armed conflict in the Middle East, East Asia, Europe and elsewhere, cyberattacks, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and the reduced ability of bank proprietary trading desks or dealer balance sheets to meet liquidity shocks. The severity and duration of the conflict between Russia and Ukraine, the conflict in the Middle East, and their impact on global markets are impossible to predict. Such factors may affect the level and volatility of security prices and liquidity of the Fund’s investments.

Recent geopolitical developments, including continuing tensions between the United States and China, ongoing conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, and increasing geopolitical fragmentation may adversely affect global markets, supply chains, commodity prices, investor sentiment and economic growth. The duration, severity and broader consequences of such developments are difficult to predict and may result in heightened market volatility, reduced liquidity, disruptions to trade and investment flows, and increased operational and cyber security risks for market participants.

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. The Underlying Funds and the Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Market Turmoil.

Market turmoil may negatively affect the Fund’s performance and its ability to withdraw from the Underlying Funds. Both the credit and equity markets experienced unprecedented turmoil during 2007-2009, resulting in the credit markets becoming illiquid, credit spreads widening and the equity markets losing substantial value. Such market conditions caused many private investment funds to suffer substantial losses. At the same time, some funds implemented withdrawal gates, designated investments, illiquid investment provisions or suspended withdrawals in response to increased withdrawal requests and other actions that might have adversely affected the Fund’s ability to withdraw from the Underlying Funds. Such market turmoil may occur in the future, which may cause some funds to suffer substantial losses and/or implement measures that adversely affect the Fund. More recently, disruptions due to the COVID-19 pandemic, tariffs, geopolitical instability, inflation and interest rate movements, supply chain disruptions, and volatility in the banking sector have led to market turbulence, and the extent and duration of such market turbulence are impossible to predict. In addition, the expanded influence of social media platforms on the market, combined with the access to commission-free retail brokerage, can exacerbate the volatility of particular issuers without regard to the fundamental value or the financial results of such issuers.

Market Risk.

The Fund’s investment approach is subject to various investment-related types of risks, including market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of riskier assets and contraction of available credit or other financing sources.

Investment Strategies Generally.

While certain Underlying Funds use “relative value” hedging or arbitrage strategies, this in no respect should be taken to imply that the Fund’s investments in such Underlying Funds are without risk. Substantial losses may be recognized on “hedge” or “arbitrage” positions and illiquidity and default on one side of a position can effectively result in the position being transformed into a speculative position. Every relative value strategy involves exposure to some second-order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar-term government bonds or the price spread between different classes of stock for the same underlying firm. Further, many “relative value” Underlying Funds employ limited directional strategies which expose such Underlying Funds to certain market risk.

Hedging Risk.

While the Fund historically has not elected to hedge its exposures directly at the Fund level, Ironwood may from time to time determine that it is appropriate for the Fund to hedge certain investment, market or other risks. Hedging can have the effect of limiting both positive and negative investment returns, depending on the goals and implementation of the hedge. Hedging transactions are intended to reduce or offset particular risks but may not be successful and may themselves expose the Fund to additional risks. The effectiveness of a hedge will depend on, among other things, Ironwood's ability to identify the relevant risk and implement an appropriate hedging transaction, as well as the degree of correlation between the hedge and the exposure being hedged. There can be no assurance that a hedge will perform as anticipated, and a hedging transaction could result in losses or cause the Fund to perform less favorably than it would have if the Fund had not entered into the hedge. Suitable hedging transactions may not be available when Ironwood considers them desirable, or may not be available on terms or at a cost that Ironwood considers appropriate.

Hedging transactions also involve costs and other obligations. Depending on the instrument used, these may be limited to an upfront premium payment to establish a position or instead may require ongoing payments or the posting of collateral. Such costs will reduce Fund returns and may outweigh the benefits of a hedge. Certain hedging transactions also may expose the Fund to the credit and performance risk of a counterparty, such as a bank or broker-dealer, including the risk that the counterparty becomes unable or unwilling to perform its obligations. The Fund may be unable to terminate, replace or maintain a hedge at a desired time or at an acceptable cost. Ironwood is under no obligation to hedge any particular risk or exposure, and there can be no assurance that the Fund will have a hedge in place at any particular time.

Credit Markets.

Certain of the Underlying Funds will concentrate on the credit markets, attempting to take advantage of relative mispricings. The identification of attractive investment opportunities in disrupted credit markets is difficult and involves a significant degree of uncertainty.

The credit markets are, in general, highly susceptible to interest-rate movements, government interference, economic news and investor sentiments. There was significant volatility in the credit markets in 2007-2009 and again in the first quarter of 2020, and the credit markets more recently entered a period of volatility in 2022. During periods of “credit squeezes” or “flights to quality,” the market for credit instruments other than U.S. treasury bills can be substantially reduced. This poses the risk that leveraged credit instrument positions held by Underlying Funds that pursue credit related investment strategies may need to be sold at discounts to fair value of outstanding positions, resulting in additional margin calls as loan to value triggers are hit under prime brokerage and swap agreements. Such downward pressures on price and leverage could cause substantial or total losses for Underlying Funds implementing credit strategies. Moreover, even if such Underlying Funds do not implement leverage strategies, forced sales from those funds into illiquid markets due to investor withdrawals could result in substantial losses.

Short Selling and Futures Trading.

Some of the Underlying Funds use high-risk strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Emergency short sale rules have been adopted at times by the SEC and other financial market regulators. Such limitations may materially adversely impact the implementation of certain trading strategies making them uneconomical or impractical to implement, exposing the Fund to potential material losses. For example, commodity futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a commodity futures contract may result in an Underlying Fund incurring substantial losses. In addition, if it is determined by the broader market that an Underlying Fund (and others) are short a heavily shorted security, the Underlying Fund may be susceptible to the risk that groups of investors may coordinate, on social media or otherwise, to drive up the price of the short position for the purpose of causing the holders of such positions, including the Underlying Fund, to close out of such positions.

Forward Trading.

Underlying Funds may engage in forward trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have been unable to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Underlying Funds due to unusually high trading volume, political intervention or other factors.

Risk and Event Arbitrage.

In pursuing risk and event arbitrage opportunities, certain Underlying Funds may seek to purchase securities at prices below their anticipated value following the occurrence of a predicted event, including proposed mergers, tender offers, spin-offs or similar transactions. Such purchase price may be in excess of the market price of the securities immediately prior to the announcement of the proposed transaction. If the proposed transaction is not consummated or is delayed, the market price of the security may decline and result in losses to the Fund. In certain transactions, the Underlying Fund may not be hedged against market fluctuations unrelated to the anticipated transaction but which may affect the value of the consideration to be received. This may result in losses, even if the proposed transaction is consummated.

Investment in Restricted Securities.

While most of the Underlying Funds invest primarily in marketable instruments, certain Underlying Funds, especially those implementing private investment strategies, invest in restricted or non-marketable securities. In certain circumstances, such investments could limit the liquidity of the Fund’s investments in such Underlying Funds.

Investment Commitments.

Certain Underlying Funds may request advance commitments to invest by the Fund. In such a case, the Fund agrees to invest up to a specific amount when and if requested to do so by the Underlying Fund. This exposes the Fund to the risk that the investment may no longer be desirable when it is required to be made. Further, the Fund must manage its available cash, including through maintaining capacity to borrow, so as to have cash on hand to complete the investment when required. Commitments of this nature can represent material obligations of the Fund.

Investment in Distressed and Low Credit Quality Securities.

Certain Underlying Funds may acquire distressed securities and securities issued by companies with a low credit rating. Such securities tend to be highly volatile and illiquid. In addition, there may be a significant risk of payment default in the case of debt securities. The Underlying Fund’s ability to realize significant appreciation in the value of such securities may depend upon the issuer’s ability to achieve a successful reorganization or restructuring. The risk inherent in such securities may be offset by hedging techniques, but this may not always be the case. In some instances, hedging could compound the risk.

Equity Securities.

The value of the securities held by the Underlying Funds is subject to market risk, including changes in economic conditions, business conditions, growth rates, profits, interest rates and the market’s perception of these securities. The Fund’s net asset value will increase and decrease, reflecting fluctuations in the value of such securities.

Debt and Other Fixed Income Securities.

Fixed income securities are subject to interest rate, market and credit risk. Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally. Even though such instruments are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when such interest rates rise. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively. After a brief period during which it increased interest rates above the historically low levels that followed the 2008 financial crisis, the U.S. Federal Reserve (the “Fed”) decreased interest rates back to near historically low levels. More recently, the Fed increased interest rates in light of inflationary pressures. While inflation has shown signs of moderating, it remains uncertain whether substantial inflation in the United States will be sustained over an extended period of time or have a significant effect on the United States or other economies. Although inflation has moderated from recent peak levels, inflationary pressures remain elevated in certain sectors of the economy and may be affected by labor market conditions, energy prices, fiscal policy, tariffs and supply-chain disruptions. Central banks, including the Fed, may maintain interest rates at elevated levels for longer than anticipated or alter monetary policy in response to changing economic conditions. Changes in inflation expectations or monetary policy may adversely affect the value and liquidity of investments held by the Underlying Funds and may negatively impact economic growth and market performance. A substantial increase in interest rates (or the maintenance of higher interest rates for longer than markets anticipate) could have a material adverse effect on fixed income investments and on the performance of the Fund. Market risk relates to the changes in the risk or perceived risk of an issuer, country or region. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of fixed income securities may be affected by changes in the credit rating or financial condition of the issuing entities. Fixed income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

Convertible Securities.

Convertible securities (“Convertibles”) are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security Convertibles) or dividends (preferred stocks). A Convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a Convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a Convertible usually falls. Since it is convertible into common stock, the Convertible generally has the same types of market and issuer risk as the underlying common stock. Convertibles that are debt securities are also subject to the normal risks associated with debt securities, such as interest rate risks, credit spread expansion and, ultimately, default risk, as discussed above. Convertibles are also prone to liquidity risk, as demand can dry up periodically and bid/ask spreads on bonds can widen significantly.

An issuer may be more likely to fail to make regular payments on a Convertible than on its other debt because other debt securities may have a prior claim on the issuer’s assets, particularly if the Convertible is preferred stock. However, Convertibles usually have a claim prior to the issuer’s common stock. In addition, for some Convertibles, the issuer can choose when to convert to common stock, or can “call” (redeem) the Convertible, which may be at times disadvantageous for an Underlying Fund. Finally, because Convertible arbitrage also involves the short sale of underlying common stock, the strategy is also subject to stock-borrowing risk, which is the risk that an Underlying Fund will be unable to sustain the short position in the underlying common shares.

Currency Risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the respective markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by governments or central banks (or the failure to intervene) or by currency controls or political developments. Certain of the investments of the Underlying Funds are in currencies other than the U.S. dollar. Because the Fund maintains its books and records in U.S. dollars, exchange rate fluctuations may cause the value of these investments to diminish.

Trading in Derivatives Markets.

The Underlying Funds may make use of various derivative instruments, such as Convertibles, options, futures, forwards and interest rate, credit default, total return and equity swaps. The use of derivative instruments involves a variety of material risks, including the extremely high degree of leverage sometimes embedded in such instruments. The derivatives markets may be characterized by limited liquidity, which can make it difficult as well as costly to close out open positions in order either to realize gains or to limit losses. The pricing relationships between derivatives and the instruments underlying such derivatives may not correlate with historical patterns, resulting in unexpected losses.

Use of derivatives and other techniques, such as short sales for hedging purposes involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short-term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations. In addition, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

Over-the-Counter Derivatives Transactions.

Although the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) currently requires many over-the-counter (“OTC”) interest rate derivative transactions and certain credit default swaps previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse and may require additional types of OTC derivatives transactions to be submitted for clearing in the future, certain of the derivatives that may be traded by an Underlying Fund may remain principal-to-principal or OTC contracts between an Underlying Fund and third parties entered into privately. The risk of counterparty nonperformance can be significant in the case of these OTC instruments and “bid-ask” spreads may be unusually wide in these OTC derivatives markets. While the Dodd-Frank Act is intended in part to reduce these risks, it is still uncertain whether the Dodd-Frank Act has been effective in reducing counterparty risk. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be extremely complex and may involve leveraging of the assets of one or more Underlying Funds, include: (1) counterparty credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable and the insolvency or bankruptcy of a counterparty could preempt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks, such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Investments in Non-U.S. Underlying Funds and Non-U.S. Markets by Underlying Funds.

Substantially all of the Fund’s assets are invested in Underlying Funds organized outside of the United States. A jurisdiction in which one or more Underlying Funds may be organized may have limitations on the ability of the Fund as an investor in such Underlying Funds to enforce the Fund’s rights as an investor therein. Moreover, the laws of such jurisdiction may generally limit the rights of investors in an Underlying Fund. The Fund does not have limits on investments in Underlying Funds that are organized in any jurisdiction.

In addition, certain Underlying Funds may trade on securities and commodities markets located outside the United States. Trading on such markets between non-U.S. counterparties is not regulated by any U.S. government agency and may involve certain risks not applicable to trading on U.S. markets. For example, certain foreign markets are “principals’ markets” in which performance is the responsibility of the counterparty rather than a clearinghouse. Consequently, investments by the Underlying Funds in non-U.S. financial markets, including markets in developing countries, present political, regulatory and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States and pose a range of potential risks that could include, depending upon the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility and market manipulation.

In addition, less information may be available regarding non-U.S. issuers and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Further, non-U.S. securities may not be as liquid as U.S. securities. Transaction costs of investing outside the United States are generally higher than in the United States. Higher costs result because of the cost of converting a non-U.S. currency to U.S. dollars, the payment of fixed brokerage commissions on some non-U.S. exchanges and the imposition of transfer taxes or transaction charges by non-U.S. exchanges. There is generally less government supervision and regulation of exchanges, brokers and issuers outside the United States than there is in the United States and there is greater difficulty in taking appropriate legal action in non-U.S. courts. Non-U.S. markets can also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance.

Use of Trading Systems by Underlying Funds.

Certain Underlying Funds’ strategies require the use of systematic trading systems. As market dynamics shift over time (for example, due to changing market conditions and participants), a previously highly successful trading system often becomes outdated or inaccurate, perhaps without the Underlying Adviser recognizing that fact before substantial losses are incurred. There can be no assurance that an Underlying Adviser will be successful in continuing to develop and maintain effective quantitative trading systems.

Systematic trading systems also rely heavily on computer hardware and software, online services and other computer-related or electronic technology and equipment to facilitate the Underlying Fund’s investment activities and may trade financial instruments through electronic trading or order routing systems. Electronic trading exposes such an Underlying Fund, and therefore the Fund, to the risk of system or component failure.

Strategy Risk.

The Fund is subject to strategy risk. Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all Underlying Funds in the strategy suffer significant losses). Strategy-specific losses can result from excessive concentration by multiple Underlying Funds in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Concentration risk also can be present when the broader markets themselves become concentrated. As one example, in recent periods information technology companies and companies in related sectors such as communication services have represented a significant percentage of both public and private markets capitalization, such that many different strategies may have direct or indirect exposure to those sectors.  In that example, to the extent the Fund, through the Underlying Funds, is significantly invested in information technology companies and companies in related sectors, then the Fund also could be subject to risks specific to those sectors, which can include rapid changes in technology, short product cycles and rapid product obsolescence, evolving industry standards, evolving regulatory and governmental requirements, reliance on intellectual property rights, unpredictable changes in growth rates, competition for qualified personnel, and risks associated with the development and adoption of new and emerging technologies, including artificial intelligence.  These sectors also can include newer and start-up companies with greater inherent operational, business and market risks, as well as increased related volatility in share prices.

Long/Short Equity Risks.

The Fund could incur significant losses in the long/short equities component of the Underlying Funds in the event of a substantial decline in the global stock markets.

Custody Risk.

Institutions, such as brokerage firms, banks or limited partnerships, will have custody of the Fund’s assets and the assets of each Underlying Fund. Often these assets will not be registered in the Fund’s name or, in certain cases, the name of the Underlying Funds. Bankruptcy or fraud at one of these institutions could indirectly impair the operational capabilities or capital position of the Fund by impairing an Underlying Fund through which it has invested. Ironwood attempts to limit its direct investment transactions to well-capitalized and established banks and brokerage firms in an effort to mitigate such risks and all of the Fund’s assets will be custodied with the Custodian, although this may change in the future. Ironwood, however, will have no control over the banks, brokerage firms or other institutions used by the Underlying Fund to custody assets.

No Control of Fund Investments.

The Fund invests substantially all of its assets in Underlying Funds where Ironwood has no control over the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investments.

Limited Access to Information on Underlying Funds’ Investments.

Although Ironwood receives detailed information from each Underlying Fund regarding the Underlying Fund’s historical performance and investment strategy, Ironwood generally is not given access to real-time information regarding the actual investments made by the Underlying Funds. At any given time, Ironwood may not know the composition of the Underlying Funds’ portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets. In addition, Ironwood may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact and does not have real-time information regarding the Underlying Funds’ liquidity or valuation.

Reliability of Valuations.

Although the Board has designated Ironwood as valuation designee for the Fund, with responsibility for the fair valuation of assets of the Fund, subject to the Board’s oversight, the value of the Fund’s interest in each Underlying Fund is generally determined pursuant to the instrument governing such Underlying Fund, and reported by the relevant Underlying Adviser or such Underlying Fund’s administrator. As a general matter, the governing instruments of the Underlying Funds provide that any securities or investments that are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined, are assigned such fair value as the respective Underlying Advisers may determine in their judgment based on various factors.

Such factors include, but are not limited to, dealer quotes or independent pricing appraisals, and may include estimates. An Underlying Fund may also be required to make a valuation adjustment under Accounting Standards Codification Topic No. 820 (“ASC 820”). For instance, if an Underlying Fund has assets on deposit with a dealer that is in distress or has gone bankrupt, the Underlying Fund may under ASC 820 discount the value of those assets. The Fund Administrator relies on these estimates in calculating the Fund’s net asset value for reporting, repurchases, fees and other purposes and generally does not make any further adjustments; however, in accordance with its Valuation Policy, the Fund may adjust the value received from an Underlying Fund, and such adjustment could reduce the net asset value of the Fund. Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market.

There may be circumstances in which actual or estimated net asset values of Underlying Funds would be adjusted by Ironwood if Ironwood determines that a significant and unusual circumstance with an Underlying Fund warrants a net asset value adjustment under ASC 820. While the Board has designated fair valuation responsibility to Ironwood, which acts through its Valuation Committee, the ultimate oversight of the valuation of the Fund’s assets rests with the Board.

Additional Valuation Risks and Potential Conflicts of Interest.

The Fund is subject to valuation risk at multiple levels. First, as just described, the Fund generally relies upon valuations reported by the Underlying Funds, which are typically determined by the applicable Underlying Adviser or an administrator acting under the supervision of such Underlying Adviser. Underlying Advisers may have interests that differ from those of the Fund and its Members. For example, the compensation of an Underlying Adviser may be based in whole or in part on the value or performance of the Underlying Fund, and valuations may affect the calculation of management fees, performance-based compensation, investor subscriptions and withdrawals, marketing materials, financial reporting and other matters. As a result, an Underlying Adviser may have an incentive to determine valuations that are higher, lower or less volatile than would otherwise be the case. Although Ironwood conducts due diligence on the valuation practices of Underlying Funds and monitors such valuations as part of its ongoing oversight process, Ironwood generally does not have access to the information necessary to independently verify all valuations reported by Underlying Funds and must rely to a significant extent on the information provided by the Underlying Funds and their service providers.

Second, the Fund is subject to valuation risk at the Fund level. The Board has designated Ironwood as valuation designee pursuant to Rule 2a-5 under the 1940 Act and Ironwood is responsible, subject to Board oversight, for making certain valuation determinations affecting the Fund. In carrying out these responsibilities, Ironwood may be required to exercise judgment in evaluating information received from Underlying Funds, determining whether adjustments to reported values are appropriate, and valuing investments for which market quotations are not readily available. Because the Fund's net asset value affects, among other things, the price at which Units are purchased and repurchased, the calculation of advisory fees and the reporting of Fund performance, conflicts of interest may arise in connection with such valuation determinations. Although Ironwood has adopted valuation policies and procedures designed to address such conflicts and to determine fair value in good faith, there can be no assurance that such procedures will eliminate the possibility that a valuation determination may be affected by a conflict of interest, an error in judgment or incomplete information.

Accordingly, the value assigned to an investment by an Underlying Fund or by the Fund may differ materially from the value that would have been used if a ready market for the investment existed or from the value ultimately realized upon disposition of the investment. Such differences could adversely affect the Fund's reported net asset value, performance, fees, subscriptions, repurchases and distributions.

Incentive Toward Riskier Strategies.

Most Underlying Advisers receive performance-based compensation calculated by reference to the investment performance of their corresponding Underlying Fund. Underlying Advisers compensated with performance fees may tend to incur more risk than those who receive fixed fees.

Use of Leverage.

The Underlying Funds generally use leverage by purchasing instruments with the use of borrowed funds, selling securities short and/or trading options or futures contracts, which would increase any loss incurred. The more leverage is employed, the more likely a substantial change will occur either up or down in the value of the Units. Because of the relatively small intrinsic profits in “hedge” or “arbitrage” positions, some Underlying Funds may acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions and are subject to the risk of “credit squeezes.” Unlike the Fund, Underlying Funds are not subject to limitations under the 1940 Act with respect to the use of leverage.

Global regulators from time to time seek to assess the use of leverage by hedge funds and may implement new reporting frameworks or even measures designed to limit leverage. While uncertain, any such change may reduce returns to the Underlying Funds and the Fund over time.

Credit Facilities.

In the discretion of Ironwood, proceeds for repurchased Units may be funded through credit facilities provided to the Fund at prevailing market rates by the lender or its affiliates or from unaffiliated third parties. The Fund may also utilize credit facilities for portfolio management purposes. Should such credit facilities be utilized, the Fund would be subject to greater risk of loss than if it did not utilize such credit facilities. Moreover, the Fund would incur additional interest and other expenses with respect to such facilities.

Depending on market conditions, it may be both difficult and expensive to arrange credit facilities. The Fund believes that it will be able to maintain any obtained facility or replace any such obtained facility so as to retain a capability to bridge repurchases and subscriptions and provide leverage, but there can be no assurance that it will be able to maintain a facility over the long term at attractive rates or at the full size desired.

Access to Credit and Overall Credit Market Conditions.

As a general matter, the banks and dealers that provide financing to the Underlying Funds can apply essentially discretionary margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Underlying Fund will be able to secure or maintain adequate financing without which an investment in such Underlying Fund may not be a viable investment.

High Trading Volume.

Some of the investment strategies employed by the Underlying Funds may require a high volume of trading. Therefore, turnover and brokerage commissions may be greater than for other investment entities of similar size. In addition, the aggregate cost of operating the Fund, including the fees and expenses paid to Ironwood and the Underlying Funds, may constitute a higher percentage of total assets than for other investment entities.

Competition Among Underlying Funds.

The Underlying Funds trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a trading profit).

Lack of Diversification.

The Fund is not, and certain Underlying Funds may not be, subject to any formal diversification requirements. Further, the diversification by the Fund and any Underlying Fund may not always be significant and, even if significant, may not provide meaningful risk control, even though it may reduce the Fund’s or the Underlying Fund’s profit potential. Some of the Underlying Funds may concentrate their investments in only a few securities, industries or countries. Although the Fund’s overall investments may be diversified, concentration by individual Underlying Funds may cause a proportionately greater loss than if their investments had been spread over a larger number of investments.

No Assurance of Profits; Trading Method Variance.

There can be no assurance that any trading strategies will produce profitable results and the past performance of an Underlying Fund’s or Underlying Adviser’s trading strategies is not necessarily indicative of its respective future performance. Furthermore, Underlying Funds’ trading methods are dynamic and change over time; thus, an Underlying Fund will not always use the same trading method in the future that was used to compile its past performance record.

Limited Asset Allocation Flexibility.

One of the principal disadvantages and risks inherent in the Fund’s fund of funds structure is the restrictions imposed on the asset allocation flexibility and risk control capability of Ironwood as a result of the limited liquidity of the Underlying Funds in which the Fund invests. Certain Underlying Funds may permit redemptions only on a semi-annual, annual or less frequent basis or be subject to “lock-ups” or redemption “gates” that restrict redemptions. The Fund could be unable to redeem its capital from Underlying Funds for some months after Ironwood has determined that the Underlying Adviser operating such Underlying Fund has begun to deviate from its announced trading policies and strategy.

Multiple Levels of Fees and Expenses; Underlying Advisers’ Performance Fees.

The Fund will incur management, performance, advisory, sponsorship or other fees and expenses when investing in or allocating assets to Underlying Funds. Further, if the Underlying Funds invest in exchange-traded funds or similar managed products, the Fund will be subject to the fees and costs associated with such investments. The fees of Underlying Funds impact their returns and, in turn, the performance of the Fund. In addition, Underlying Advisers’ performance fees are generally paid on a quarterly or annual basis. Therefore, an Underlying Adviser could receive performance fees in a year even though its corresponding Underlying Fund was unprofitable during such year. Once a performance fee is paid, the Underlying Adviser retains the fee regardless of subsequent performance of its corresponding Underlying Fund. Performance fees will be calculated separately for each Underlying Fund, so the Fund could bear substantial performance fees in respect of Underlying Funds whose trading is profitable even when the Fund as a whole has a loss.

Potential for Underlying Adviser Fraud or Misconduct.

When the Fund invests in an Underlying Fund, the Fund does not have custody of the assets or control over their investment. Therefore, there is always the risk that the Underlying Adviser could divert or abscond with the assets, fail to follow agreed-upon investment strategies, provide false reports of operations or engage in other misconduct. The Underlying Funds with whom the Fund invests are private and do not register their securities or investment advisory operations under federal or state securities laws. As such, the Fund’s investments in Underlying Funds are not subject to the same protections afforded to shareholders of registered funds.

Risk of Regulatory Action and Litigation; Possible Indemnification Obligations.

The Fund and Ironwood could be named as a defendant in, or otherwise become involved in, litigation or a regulatory proceeding. Legal and regulatory actions can be time-consuming and expensive, and can frequently lead to unexpected delays or losses. The outcome of such proceedings, which may materially and adversely affect the value of the Fund, may be impossible to anticipate, and such proceedings may continue without resolution for long periods of time. Litigation may consume substantial amounts of Ironwood’s time and attention, often to an extent disproportionate to the amounts at stake in the litigation. The Fund will likely be required to expend significant resources responding to any litigation or regulatory action related to it. Moreover the Fund may be obligated to indemnify an Underlying Fund, other counterparties, and any of their respective principals and affiliates under the various agreements entered into with such parties against certain liabilities they may incur in connection with their relationship with the Fund. The Fund also indemnifies its officers and directors, as well as Ironwood and its affiliates pursuant to the LLC Agreement. See also “Certain Risk Factors—Indemnification of Underlying Advisers” below.

An Underlying Adviser might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, an Underlying Adviser and/or an Underlying Fund conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with hedge fund assets, falsely reporting hedge fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing and it is possible that hedge funds may be charged with involvement in such violations. If that were the case, the performance records of the hedge funds would be misleading. Furthermore, if an Underlying Fund has engaged in such violations, the Fund could be exposed to losses.

Reliance on Key Individuals.

Ironwood relies on the services of certain key individuals and certain Underlying Funds rely on the services of a limited number of persons. Some of the Underlying Funds to which the Fund may allocate capital may be managed by Underlying Advisers that have only one principal. The loss of the services of such key personnel could have a material adverse impact on the Fund.

Impact of Ironwood’s Scale on Fund Operations.

As of July 31, 2026, Ironwood had total assets of approximately $9.3 billion under management. There may be both benefits and disadvantages to the scale and growth of assets under management by Ironwood. Growth in assets may provide greater visibility and commercial leverage for Ironwood when dealing with Underlying Funds and service providers. However, growth in assets may also narrow the scope of investment opportunities otherwise desirable to the Fund or may under certain circumstances result in decreased liquidity with respect to certain investment positions of the Fund. Growth in assets also may require additional resources and infrastructure deployed by Ironwood and other service providers to the Fund. On the other hand, declines in assets may result in untimely dispositions of investments by the Fund, reduce visibility and leverage in the marketplace, and potentially reduce resources for Ironwood.

Large Unitholder Risk.

To the extent a large proportion of Units are held by a small number of Members (or a single Member), the Fund is subject to the risk that these Members will seek to tender Units in large amounts in connection with Offers to repurchase Units. These transactions could adversely affect the ability of the Fund to conduct its investment program. If one or more investors in the Fund initiate significant tenders, it may be necessary to dispose of assets to meet the repurchase request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to Members earlier than the Fund otherwise would have. In addition, under certain circumstances, Members not participating in a tender may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or when a significant investor purchases, tenders or owns a substantial portion of the Units. Furthermore, it is possible that in response to an Offer, the total amount of Units tendered by a small number of Members (or a single Member) may exceed the number of Units that the Fund has offered to repurchase. If an Offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of Units tendered by each Member. However, the Fund may determine to (i) accept the additional Units permitted to be accepted pursuant to Rule 13e-4(f)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) increase the outstanding Units that the Fund is offering to purchase by up to 2% or (iii) extend the Offer, if necessary, and increase the amount of Units that the Fund is offering. If the Fund only repurchases a pro rata portion of Units tendered in connection with an oversubscribed Offer, the unaccepted portion of any tender will not be automatically carried forward or given priority in connection with any future tender offer made by the Fund. Each Offer is structured so as to repurchase from the Feeder Fund as if its members were direct members in the Master Fund and subject to the terms of the Offer. This has the effect that a significant repurchase interest on the part of the Feeder Fund’s members might limit the number of Units available for repurchase by Members of the Fund.

Corporate-Level Income Tax for Failure to Qualify as a RIC.

To maintain qualification as a RIC under the Code, which is required in order for the Fund to avoid U.S. federal income tax on the portion of net investment income and net capital gains that it distributes to its Members, the Fund must meet certain income source, asset diversification and annual distribution requirements. Satisfying these requirements may require the Fund to take actions it would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source-of-income requirements. If the Fund fails to qualify as a RIC for any reason and becomes or remains subject to corporate-level income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund’s results of operations and financial conditions, and thus, the Members. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Difficulty Paying Required Distributions.

The distribution requirement for a RIC is satisfied if the Fund distributes to the Members, for each taxable year, an amount equal to at least the sum of (i) 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses and (ii) 90% of its net tax-exempt income. For U.S. federal income tax purposes, the Fund will include in income certain amounts that it has not yet received in cash. For example, the Fund intends to elect to mark-to-market at the end of each taxable year its shares in the Underlying Funds that are treated as passive foreign investment companies (“PFICs”) or elect to treat such PFICs as “qualified electing funds” (“QEFs”). If the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would recognize as ordinary income any increase in the value of such interests, and, as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Alternatively, if the Fund were to make a QEF election with respect to a PFIC, the Fund generally would be required to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. Losses of a PFIC for which a QEF election has been made will not pass through to the Fund. In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain. Under the mark-to-market or the QEF election, the Fund may be required to recognize in a year income in excess of the Fund’s distributions from the Underlying Funds and such income will nevertheless be subject to the Annual Distribution Requirement. In addition, transactions of the Fund through Partnership Underlying Funds (as defined below) are subject to special tax rules of the Code that may, among other things, accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Taxable Distribution of Units.

The Fund maintains an “opt out” dividend reinvestment plan for the Members. As a result, when the Fund declares a dividend, each Member that has not made a Distribution Election will automatically have their dividends reinvested in additional Units. To the extent Members make a Distribution Election, the Fund will pay such Member his, her or its Distribution in cash.

Members who receive distributions of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions, but will not have received cash from the Fund with which to pay such taxes. If the Fund makes such a distribution, each of the taxable U.S. Members will be required to treat the total value of the distribution that each such Member receives as a dividend, to the extent of each such Member’s pro rata share of the Fund’s current and accumulated earnings and profits. With respect to Non-U.S. Members, the Fund may be required to withhold U.S. federal income tax with respect to dividends, including dividends that are paid in Units. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Members May Not Participate in Management.

Except for the exercise of certain voting privileges described below under the section titled “Voting,” Members are not entitled to participate in the management of the Fund or the conduct of its business.

Involuntary Repurchase of Member’s Units.

Under the limited circumstances listed under “Repurchases of Units—Mandatory Repurchases,” the Fund may repurchase a Member’s Units without the Member’s consent.

Reliance on Corporate Management and Financial Reporting.

Certain of the strategies implemented by Underlying Funds rely on the financial information made available by the issuers in which the Underlying Funds place assets. None of Ironwood, the Board, the Underlying Funds or the Underlying Advisers have the ability to independently verify the financial information disseminated by these issuers and are dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Corporate mismanagement, fraud and accounting irregularities can result in both issuer-specific losses and broad market uncertainty.

Underlying Funds Not Registered.

The Underlying Funds typically are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Underlying Funds. For example, the Underlying Funds typically are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks or administrators, into whose custody those Underlying Funds have placed their assets, could impair the operational capabilities or the capital position of the Underlying Funds and may, in turn, have an adverse impact on the Fund. Further, the Underlying Funds in which the Fund invests typically are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were registered or publicly traded.

“Soft Dollar” Payments.

In selecting brokers, banks and dealers to effect portfolio transactions, certain Underlying Advisers may consider such factors as price, the ability of brokers, banks and dealers to effect transactions, their facilities, reliability and financial responsibility, as well as any products or services provided, or expenses paid, by such brokers, banks and dealers. Products and services may include research items used by the Underlying Advisers in making investment decisions and expenses may include general overhead expenses of such manager. Such “soft dollar” benefits may cause an Underlying Adviser to execute a transaction with a specific broker, bank or dealer even though it may not offer the lowest transaction fees.

Other Accounts Advised by Underlying Advisers.

The Underlying Advisers may manage other accounts (including other accounts in which such Underlying Funds may have an interest) which, together with accounts already being managed, could increase the level of competition for the same trades that the relevant Underlying Fund might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security or futures contract at a price indicated by an Underlying Adviser’s strategy.

Turnover.

The Fund’s activities involve investment in the Underlying Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Underlying Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Underlying Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Changes in Underlying Funds and Allocations; Allocation Risk.

Ironwood may from time to time select new or replacement Underlying Funds and change the percentage of Fund assets allocated to each Underlying Fund. These changes will be made in Ironwood’s sole discretion, subject to the Underlying Funds’ liquidity constraints. The Fund’s success depends to a great extent on Ironwood’s ability to identify and allocate assets successfully among Underlying Funds.

The selection of Underlying Funds by Ironwood and the allocation of the Fund’s assets to Underlying Funds could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar investment objectives and strategies. The Fund could miss attractive investment opportunities by underweighting strategies that subsequently experience significant returns and could lose value by overweighting strategies that subsequently experience significant losses.

Other Trading Strategies.

Certain of the Underlying Funds may employ strategies for which no specific “risk factors” are provided. Nevertheless, such strategies should be considered to be speculative, volatile and, in general, no less risky than other strategies more fully described herein.

Inability to Vote or Exercise Control.

The Fund often elects to hold non-voting securities in Underlying Funds or waive the right to vote in respect of an Underlying Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interest holders of the Underlying Fund, including matters adverse to the Members. The Fund does not intend to acquire a sufficient percentage of the economic units in any Underlying Fund to cause the Fund to control the Underlying Fund. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Underlying Fund that may be held by the Fund. In any event, the Underlying Funds often do not provide their shareholders or limited partners with an ability to vote except under limited circumstances.

Inability to Invest in Underlying Funds.

In the event that the Fund is able to make investments in Underlying Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Underlying Funds in money market securities or other liquid assets, pending investment in Underlying Funds. During this time that the Fund’s assets are not invested in Underlying Funds, that portion of the Fund’s assets will not be used to pursue the Fund’s investment objective.

Indemnification of Underlying Advisers.

The Underlying Funds generally indemnify their corresponding Underlying Advisers and their affiliates from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions. The Underlying Advisers often have broad limitations on liability and indemnification rights.

Additional Government or Market Regulation.

Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during the past decade have led to increased governmental, as well as self-regulatory, scrutiny of the “hedge fund” and financial services industry in general. Certain legislation requiring greater regulation of the industry, such as the Dodd-Frank Act, enacted in July 2010, is considered periodically by the U.S. Congress, as well as the governing bodies of non-U.S. jurisdictions. Any such laws or regulations could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of the Members. In addition, there continues to be evolving regulatory requirements that may impact registered investment companies such as the Fund. It is impossible to predict what, if any, changes in the regulations applicable to the Fund, Ironwood, the Underlying Funds, the Underlying Advisers, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future.

Market Disruptions; Governmental Intervention.

The global financial markets have in the past and in recent years gone through pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention was in certain cases implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.

The Fund may incur major losses in the event of disrupted markets and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund and the Underlying Funds from their respective banks, dealers and other counterparties is typically reduced in disrupted markets. Such a reduction may result in substantial losses to the Fund. Market disruptions may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Operational and Information Security Risk from Software or Cyber Failures.

A software or cyber failure refers to both intentional and unintentional events that may cause a business to lose proprietary information, suffer data corruption or lose operational capacity. The Fund and its service providers may be prone to operational and information security risks resulting from software or cyber failures. Cyber failures include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, ransomware attacks, the unauthorized release of confidential information, impersonation or manipulation of authorized users or various other forms of cyber security breaches. Geopolitical tensions could increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Software or cyber failures affecting the Fund, Ironwood, the Fund’s administrators, custodians or other third-party service providers may adversely impact the Fund. For instance, software or cyber failures may interfere with the processing of Unit holder transactions, impact the ability to calculate the value of the Fund’s Units, cause the release of private Unit holder information or other confidential information, impede trading, result in fraudulent or misdirected wire transfers, subject the Fund and its service providers to regulatory fines or financial losses and cause reputational damage. Similar types of risks are also present for other market participants, including the Underlying Funds and Underlying Advisers, which may have material adverse consequences for the Fund, and may cause the Fund’s investment to lose value. In addition, the widespread use of virtual meetings and other technologies in workplaces may increase cyber security risk. The Fund and its service providers may incur additional costs relating to cyber security management and preparations, and such preparations, though taken in good faith, may be inadequate. The scope of the risk from software and cyber failures and related mitigation techniques is difficult to predict and is subject to continuing change.

Alternative Data-Based Investing.

Investment and market analysis increasingly relies on inputs from so called “alternative data”—a phrase generally referring to information previously not available to professional investors because, for example, the implementing technology is relatively new (e.g., geolocation, equipment sensor, and “scraped” or “aggregated” website data), the information previously was held as proprietary (e.g., credit card processor, payroll, and shipping data), or the information was simply too unwieldy or expensive to manage. Risks associated with alternative data include the possibility of new legal and regulatory frameworks targeting collection, marketing and use of data (particularly relating to cyber security and privacy), technological changes that may make data more or less useful, changes in the marketplace for data (which is relatively new and fragmented), etc. For example, nearly all professional investors making regular use of alternative data rely on third-party data sellers or brokers and therefore are exposed to the possibility both that data may become unavailable or that it was improperly or illegally collected or handled, with derivative liability potentially extending to the investor purchasing the data. Insider trading and “fair practice” laws generally are untested in this sector and therefore present risks for alternative data-based investing. Holding sensitive data of any type also increases the risk of an Underlying Adviser being targeted in various ways, e.g., by cyber-attackers, insider theft, government investigation, civil plaintiffs, etc. Additional commercial risks relate to the prospect that investment decisions based on alternative data may be flawed for various reasons, including incomplete, “dirty” or misunderstood data and gaps or flaws in technology used to collect and analyze data. Substantial legal and technical costs may be incurred in responding to any of these risks and developments.

Artificial Intelligence and Machine Driven Investing.

As computing technology and data analytics continually advance there has been an increasing trend towards machine driven and artificially intelligent trading systems, particularly providing such systems with increasing levels of autonomy in portfolio management, trading decisions, and other applications in the investment management process. More recently, advancements in the artificial intelligence sector have rapidly developed. In light of such advancements, regulators may consider regulations and market restrictions on the artificial intelligence sector. Such regulations and restrictions may impair the operation of autonomous trading systems and technologies, either by design or inadvertently. In addition, such technologies are relatively recent developments and may be subject to one or more undetected errors, defects or security vulnerabilities. Some such errors may only be discovered after a product or service has been used by end customers or after substantial operations in the marketplace. Any exploitable errors or security vulnerabilities discovered after such products are in widespread operation could result in substantial loss of revenues or assets, or material liabilities or sanctions. The potential speed of such trading technology may exacerbate the impact of any such flaws, particularly where such flaws are exploited by other artificially intelligent systems and may act to impair or prevent the intervention of a human control. Advancements in technology, including machine learning technology and generative artificial intelligence, may also adversely impact market movements and liquidity and may affect the overall performance of the Fund, including as a result of errors or vulnerabilities affecting the Fund, Ironwood, Fund service providers or the Underlying Funds and Underlying Advisers. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of the Fund.

High Frequency Trading.

There has been an increased regulatory and Congressional focus on the structure of the U.S. equity markets over the last several years, and particularly since the so-called “flash crash” of May 6, 2010. The SEC, FINRA and the national securities exchanges have proposed, adopted or are in the process of implementing several initiatives aimed at addressing the oversight, integrity and resilience of the markets. The Underlying Funds in which the Fund invests may depend on the volume of trading and the integrity of the global capital markets in order to achieve liquidity and generate returns. Trading and clearing volumes are directly affected by economic, political and market conditions, broad trends in business and finance, unforeseen market closures or other disruptions in trading, the level and volatility of interest rates, inflation, changes in price levels of securities and the overall level of investor confidence. In recent years, trading and clearing volumes across the markets have fluctuated significantly depending on market conditions and other factors beyond the Fund’s control. Current initiatives being considered by regulators and governments, such as restrictions on algorithmic (high-frequency) trading, could have a material adverse effect on overall trading and clearing volumes. Declines in trading and clearing volumes may also impact the Underlying Funds’ market share or pricing structures and adversely affect their business and financial condition.

THE FOREGOING LIST OF “RISK FACTORS” IS NOT A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE MEMBERS SHOULD READ THIS ENTIRE PROSPECTUS AND CONSULT WITH THEIR OWN LEGAL, TAX AND FINANCIAL ADVISORS BEFORE DECIDING TO INVEST IN THE FUND.

MANAGEMENT OF THE FUND

The Board

The Board of the Fund has ultimate responsibility for overseeing the business and operations of the Fund on behalf of the Members. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). See “Directors and Officers” in the Fund’s SAI for identities of the directors (“Directors”) and executive officers of the Fund, brief biographical information regarding each of them and other information regarding election of the Board and Board membership.

The Investment Adviser

Under the general oversight of the Board and pursuant to the Investment Management Agreement, Ironwood, a registered investment adviser with headquarters at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105, provides investment advisory services to the Fund. As the Fund’s investment adviser, Ironwood makes the Fund’s investment decisions. Ironwood buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. As necessary, Ironwood is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

As of July 31, 2026, Ironwood had total assets of approximately $9.3 billion under management. Ironwood serves as investment adviser or sub-adviser to private investment funds that utilize investment programs similar to that of the Fund. Ironwood and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to the general oversight of the Board and in accordance with the investment objective, policies and restrictions of the Fund, Ironwood provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement. The Investment Management Agreement may be terminated at any time by the Board, by a majority vote of the Members or by Ironwood.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement is available in the Fund’s semi-annual report for the fiscal period ended October 31, 2025.

Portfolio Managers

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund with respect to Ironwood include Jonathan Gans, Simon Hong and Benjamin Zack.

Jonathan Gans is the Chief Executive Officer and President of Ironwood. He joined the firm in 1996 and is a member of Ironwood’s Investment & Risk Committee, Management Committee, and Valuation Committee. He also serves as a Director for Ironwood’s offshore and registered funds. Jon was previously employed at St. Claire Capital Management, where he was General Counsel and Chief Operating Officer. His prior professional experience also includes positions at the Securities and Exchange Commission Division of Enforcement and Glenwood Financial Group. Jon earned a B.A., cum laude, from Williams College, a J.D. from the University of California at Los Angeles School of Law, and is a member of the State Bar of California. Jon is a chapter member of YPO Golden Gate and a Trustee of the San Francisco Museum of Modern Art (SFMOMA), where he has chaired the Investment Committee and served on the Executive Committee.

Simon Hong joined Ironwood in 2008 and is a Partner and Managing Director. Simon is responsible for overseeing Ironwood’s investment team and process. He is a member of the firm’s Investment & Risk Committee. Prior to Ironwood, Simon worked in the Investment Banking Division and Global Capital Markets group at Morgan Stanley where he helped advise clients on a wide variety of strategic and financial alternatives. Simon’s prior experience also includes positions in the Investment Management Division of Morgan Stanley and the Private Client Group of Merrill Lynch. Simon received a B.A. in Business Economics from Brown University. Simon is a CAIA designee and is a member of the Chartered Alternative Investment Analyst Association. Simon is a member of the Investment Committee of the Catholic Diocese of Oakland.

Benjamin Zack joined Ironwood in 2004 and is a Partner and Managing Director. Ben is responsible for overseeing Ironwood’s investment team and process. He is a member of the firm’s Investment & Risk Committee. Prior to Ironwood, Ben worked in the Health Care Investment Banking Group of Deutsche Banc Alex. Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives including mergers and acquisitions, equity and debt issuances, and restructurings. Ben earned a B.B.A. in Finance from the University of Texas at Austin and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure and information regarding other accounts they manage.

The Fund Administrator

The Fund has entered into the Administration Services Agreement with The Bank of New York Mellon (the “Fund Administrator”) to perform certain financial, accounting, tax, corporate, administrative, registrar and transfer agency and other services on behalf of the Fund.

The Fund pays to the Fund Administrator a monthly fixed fee for certain services provided to the Fund and the Feeder Fund, and a monthly fee calculated as a percentage of the Fund’s net assets, which fee provides for “breakpoints” (or fee reductions) at increasing asset levels. The Fund Administrator is reimbursed by the Fund for out-of-pocket expenses (including out-of-pocket expenses of any third party retained to assist the Fund Administrator) relating to services provided to the Fund. Each of the Fund and the Feeder Fund bears its own charges for the Fund Administrator’s tax, financial reporting, blue sky, and certain regulatory and compliance filing services. The fee paid to the Fund Administrator may be renegotiated from time to time between the parties.

Between Ironwood and the Fund Administrator, the Fund Administrator is responsible, pursuant to the Administration Services Agreement and under the ultimate supervision of Ironwood, for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) communicating with Members; (ii) performing registrar and transfer agency services; (iii) processing subscriptions and repurchases; (iv) preparing and maintaining the financial and accounting records and statements of the Fund; (v) computing the net asset value of the Fund on a monthly basis; (vi) arranging for the provision of accounting, clerical and administrative services; and (vii) maintaining records of the Fund.

With approval by the Board, Ironwood has delegated to the Fund Administrator the calculation of the net asset value of the Fund. In determining the net asset value of the Fund, the Fund Administrator follows the valuation policies and procedures adopted by the Fund as set forth in the LLC Agreement of the Fund. If, and to the extent Ironwood is responsible for, or otherwise involved in, the pricing of any of the Fund’s portfolio securities or other assets, the Fund Administrator may accept, use and rely on such prices in determining the net asset value of the Fund and shall not be liable to the Fund, any Member, Ironwood or any other person in so doing. The Fund Administrator will not be responsible or liable for the accuracy of information furnished by other persons in performing its services for the Fund. The Fund Administrator in no way will act as guarantor or offeror of the Units or any underlying investment, nor will it be responsible for the actions of the Fund’s sales agents or Ironwood.

The fees payable to the Fund Administrator are based on its standard schedule of fees charged by the Fund Administrator for similar services.

These fees are detailed in the Administration Services Agreement, a copy of which is available from Ironwood upon request. The Fund may retain other service providers affiliated with the Fund Administrator to perform the administrative services that would otherwise be performed by the Fund Administrator and such service providers may be located outside of the United States.

The term of the Administration Services Agreement renews automatically for successive one-year periods; provided that the Administration Services Agreement is subject to termination by the Fund Administrator or by the Fund upon 180 calendar days’ written notice or immediately in certain other circumstances specified therein.

Under the Administration Services Agreement:

(1)
the Fund has agreed to indemnify and hold harmless the Fund Administrator, its subsidiaries, affiliates, directors and other officers, shareholders, servants, employees, agents and permitted delegates and sub-delegates (together the “Fund Administrator Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any of them as a result of the services provided to the Fund (other than by reason of gross negligence, bad faith or willful misconduct on the part of the Fund Administrator or any other Fund Administrator Indemnified Party in connection with the provision of the services to the Fund under the Administration Services Agreement); and

(2)
the Fund has agreed that, in the absence of material breach of the Administration Services Agreement by the Fund Administrator or the gross negligence, bad faith or willful misconduct by the Fund Administrator in the provision of the services thereunder, none of the Fund Administrator or any other Fund Administrator Indemnified Party shall be liable to the Fund on account of anything done, omitted or suffered by the Fund Administrator or any other Fund Administrator Indemnified Party in good faith in the provision of the services pursuant to the Administration Services Agreement.

The Fund may engage a different administrator or perform such administrative services itself in its discretion.

IN PROVIDING SERVICES AS AN ADMINISTRATOR, THE FUND ADMINISTRATOR DOES NOT ACT AS A GUARANTOR OF THE FUND’S UNITS. MOREOVER, THE FUND ADMINISTRATOR IS NOT RESPONSIBLE FOR ANY INVESTMENT DECISIONS OF THE FUND (ALL OF WHICH WILL BE MADE BY IRONWOOD) OR THE EFFECT OF SUCH INVESTMENT DECISIONS ON THE PERFORMANCE OF THE FUND.

The Bank of New York Mellon also serves as the Fund’s transfer agent (the “Transfer Agent”) and dividend paying agent.

The Custodian

The Fund has entered into a custody agreement (the “Custody Agreement”) with The Bank of New York Mellon (the “Custodian”) to act as the Fund’s custodian of all securities and cash at any time delivered to the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and the rules and regulations promulgated thereunder or in connection therewith. The Custodian may place certain of the Fund’s assets with subcustodians and/or depositories. The Custodian will also act as custodian of the assets of the Subsidiaries.

The fees payable to the Custodian are based on its standard schedule of fees charged by the Custodian for similar services. These fees are detailed in the Custody Agreement, a copy of which is available from Ironwood upon request. The Fund may retain other custodians from time to time without notice to, or approval of, any Member.

The term of the Custody Agreement is for an indefinite period; provided that the Custody Agreement is subject to termination by the Custodian or by the Fund upon 90 calendar days’ written notice.

The Custodian’s principal business address is 240 Greenwich Street, 17W, New York, New York 10286.

The Regulatory Compliance Consultant

The Fund has entered into an agreement (the “Regulatory Compliance Consulting Agreement”) with the Regulatory Compliance Consultant to perform certain regulatory compliance support services on behalf of the Fund and the Feeder Fund subject to Ironwood’s oversight. The Regulatory Compliance Consultant is paid a semi-annual fee by the Fund.

ACA provides compliance consulting services and support pursuant to the Regulatory Compliance Consulting Agreement to assist Ironwood with the following: (i) the maintenance of a compliance program that meets the requirements of Rule 38a-1 under the 1940 Act; (ii) the maintenance of a code of ethics program that meets the requirements of Rule 17j-1 under the 1940 Act; (iii) the Fund’s compliance requirements; (iv) monitoring, preparation and filing of regulatory filings required to be made by the Fund; and (v) responding in the event of a regulatory exam of the Fund.

The term of the Regulatory Compliance Consulting Agreement is for an indefinite period; provided that the Regulatory Compliance Consulting Agreement is subject to termination by the Regulatory Compliance Consultant or by the Fund at any time upon thirty (30) calendar days’ written notice or immediately in certain other circumstances specified therein.

ACA is affiliated with Foreside Fund Services, LLC, the Fund’s principal underwriter.

IN PROVIDING SERVICES AS REGULATORY COMPLIANCE CONSULTANT, THE REGULATORY COMPLIANCE CONSULTANT DOES NOT ACT AS A GUARANTOR OF THE FUND’S UNITS. MOREOVER, THE REGULATORY COMPLIANCE CONSULTANT IS NOT RESPONSIBLE FOR ANY INVESTMENT DECISIONS OF THE FUND (ALL OF WHICH WILL BE MADE BY IRONWOOD) OR THE EFFECT OF SUCH INVESTMENT DECISIONS ON THE PERFORMANCE OF THE FUND.

FEES AND EXPENSES

Advisory Fee

The Fund pays to Ironwood, as compensation for its investment advisory services, an Advisory Fee. The Advisory Fee shall accrue monthly at a rate equal to 0.10% (a 1.20% annual rate) of the net asset value of the Fund as of each Fiscal Period Closing after crediting or debiting any increase or decrease in net asset value for the Fiscal Period but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period) or (iii) Advisory Fees assessed as of such date.

The Advisory Fee for any period less than a Fiscal Period shall be pro-rated based on the actual number of calendar days elapsed.

The Advisory Fee is paid in arrears as of each Fiscal Quarter Closing.

Fund Administrative Fee

The Fund pays the Fund Administrator a monthly administrative fee for providing administrative services to the Fund and the Feeder Fund.

Custodian Fee

The Fund compensates the Custodian for providing custody services to the Fund and the Subsidiary.

Regulatory Compliance Consultant Fee

The Fund pays the Regulatory Compliance Consultant a semi-annual fee for providing regulatory compliance consultant services to the Fund and the Feeder Fund.

Distribution Expenses

Pursuant to a Distribution Agreement among the Fund, the Feeder Fund and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) (the “Distribution Agreement”), the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the respective units under the U.S. securities laws and the registration and qualification of units for sale in the various jurisdictions in which the Fund determines it advisable to qualify such units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distributor may enter into related selling group agreements with various broker-dealers that provide distribution services to investors. While neither the Fund nor the Distributor will directly impose an initial sales charge, if you buy Units through brokers or dealers or other financial intermediaries, they may charge you transaction or other fees in such amount as they may determine. Please consult your financial intermediary for additional information. Any such transaction or other fee charged by your financial intermediary will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Fund. Ironwood or its affiliates may also pay from their own resources additional compensation to brokers or dealers or other eligible intermediaries, which may be paid directly by Ironwood or indirectly through the Distributor.

Pursuant to a related Distribution Services Agreement among the Fund, the Feeder Fund, Ironwood and the Distributor, the Fund pays the Distributor certain fees for providing distribution services to the Fund and the Feeder Fund and reimburses certain expenses incurred by the Distributor in connection with the registration of the Fund’s and the Feeder Fund’s units for sale. The fee is paid monthly to the Distributor based on the Fund’s net asset value. For the fiscal year ended April 30, 2026 those monthly fees aggregated $312,259. The maximum amount of items of compensation payable to the Distributor under the Distribution Services Agreement, including the reimbursement of out-of-pocket expenses, will not exceed 2.65% of the gross offering proceeds of the Fund.

The maximum amount of all items of compensation payable to members of the Financial Industry Regulatory Authority will not exceed 6.25% of gross offering proceeds in accordance with FINRA Rule 2341.

Other Expenses

The Fund pays all investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing portfolio transactions, all costs and expenses directly related to positions for the Fund’s account, such as custody fees and direct and indirect expenses associated with the Fund’s investments and investments in Underlying Funds (including management fees to Underlying Advisers and performance fees or allocations to such Underlying Advisers), costs associated with enforcing the Fund’s rights in respect of such investments, taxes withheld on non-U.S. income, transfer taxes and premiums, professional fees (including, without limitation, the fees and expenses of consultants, accountants, investment bankers, attorneys, and experts, which may be retained to assist with due diligence or similar services with respect to potential or current Underlying Advisers or other purposes), fees and expenses to any third-party vendors performing data aggregation and/or risk reporting services, and fees and expenses of any third-party vendor performing tax compliance services.

The Fund also pays interest expense (including loan commitment fees), fees and expenses associated with the registration of Units, and all other ongoing ordinary administrative and operational expenses of the Fund, including, but not limited to, insurance expense (including, but not limited to, errors and omissions, directors’ and officers’ liability insurance, and fidelity bond), legal costs, accounting costs, taxes, fees and expenses paid to the Distributor, Fund Administrator, Transfer Agent, Custodian and the Regulatory Compliance Consultant; fees and expenses related to sub-transfer agency services; costs of preparing and distributing the updated prospectuses and subscription documents; costs of preparing reports and other communications, including proxy, tender offer correspondence or similar materials; fees and expenses related to tax return and reporting preparation, review and distribution to Unit holders; fees of Independent Directors and travel expenses of Directors relating to meetings of the Board and committees thereof; all costs and charges for equipment or services used in communicating information regarding transactions between Ironwood and any custodian or other agent engaged by or on behalf of the Fund; and any extraordinary expenses, including indemnification expenses as provided for in the LLC Agreement. Among the Fund’s operating costs are certain costs that may be associated in part with the Feeder Fund that are not clearly allocable on a separate basis or for which separate allocation is otherwise deemed unnecessary (e.g., a non-material cost). Board of Directors meeting costs and related legal fees are examples. Certain joint vendor contracts also may provide or be understood to provide for payment of fees solely by the Fund. SEC share registration and tender offer fees for both the Feeder Fund and the Fund generally are calculated at the level of and borne by the Fund.

The Feeder Fund is the largest shareholder of the Fund (as of April 30, 2026, owning approximately 51.5% of the Units) and as such bears a pro rata share of all expenses of the Fund.

Ironwood bears all ongoing ordinary administrative and operational costs of Ironwood, including employees’ salaries, office rent, travel costs, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

Expense Limitation Agreement

Ironwood has entered into the Expense Limitation Agreement with the Fund and the Feeder Fund whereby Ironwood contractually agreed to reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, custody fees, interest expense (including loan commitment fees) incurred in connection with the Fund’s credit facilities, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses and the Advisory Fee paid by the Fund) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement, before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed on the Fund as of such date. The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by Ironwood, any expenses in excess of the Expense Limitation and repay Ironwood such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus. For the avoidance of doubt, the Fund will make such a repayment to Ironwood only if, in doing so, it remains in compliance with the Expense Limitation as if then in effect at the same level as when the relevant expenses were waived.

The Expense Limitation Agreement will be automatically renewed for the period September 1 through August 31 of each calendar year, unless Ironwood provides written notice to the Fund and the Feeder Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

PORTFOLIO TRANSACTIONS

The Fund

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions, taking into account certain factors as set forth below. In most instances, the Fund purchases securities directly from an Underlying Fund and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund bears any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the broker-dealer’s risk in positioning the securities involved. While Ironwood generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, Ironwood seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, Ironwood considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by Ironwood based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On many foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in OTC markets but the prices of those securities include undisclosed commissions or mark-ups.

The Underlying Funds

Underlying Advisers may allocate brokerage transactions to brokers at the discretion of such Underlying Advisers. In general, an Underlying Fund is not required to obtain the lowest brokerage commission rates or combine or arrange orders to obtain the lowest brokerage rates on such Underlying Fund’s brokerage business. In general, Underlying Advisers have authority to, and may select brokers in consideration of, such brokers’ provision or payment of the costs of services (e.g., special execution and block positioning capabilities, research ideas, investment strategies and functions incidental to the effectuation of securities transactions) which are generally of benefit to the advisory accounts of the Underlying Adviser, although such services may not directly relate to any transactions for the benefit of the Underlying Fund. Accordingly, an Underlying Fund may be deemed to be paying for research and other services with “soft” or commission dollars.

Moreover, any such Underlying Fund may engage in “soft dollar” practices, whether or not such practices fall within the soft dollar “safe harbor” established by Section 28(e) of the Exchange Act. Additionally, the Fund or an Underlying Fund may utilize the brokerage services of the Fund’s or an Underlying Fund’s selling agents or their affiliates.

VOTING

Each Member has the right to cast a number of votes based on the number of Units held by such Member at any meeting of Members called by the (i) Directors or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The following actual and potential conflicts of interest exist in respect of the Fund:

Role of Ironwood.

Ironwood has an inherent conflict of interest in recommending itself to the Board as the Fund’s investment adviser.

Other Activities.

The principals of Ironwood will devote substantially all of their working time to the management and operation of Ironwood, including the investment process, monitoring and management of the Fund and other investment funds. However, the principals of Ironwood may be involved in other business ventures and may serve in fiduciary or consulting roles for charities that involve investment decisions similar to those made for the Fund. The Fund will not share in the risks or rewards of Ironwood or its principals with respect to such other ventures and charitable activities. However, such other ventures and charitable activities will compete for their time and attention and might create other conflicts of interest. The Investment Management Agreement does not require Ironwood to devote its full time or any specified portion of its time to the Fund, although Ironwood intends to dedicate a reasonable amount of time to the Fund and its activities.

Preferential Terms.

Ironwood, its affiliates or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds (or the “master” or trading vehicles below them) on terms more favorable than those available to the Fund and, as investors in such Underlying Funds, may act in ways adverse to the interests of the Fund. In practice, Ironwood seeks to invest on substantially similar terms for all accounts, but there still are risks of adverse interests over time, including in respect of redemption decisions as described below.

Allocation of Investments in Underlying Funds Between the Fund and Other Ironwood Funds.

Ironwood is also the investment adviser of other investment funds which utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”). Ironwood often selects Underlying Funds for investment by the Fund that are managed by Underlying Advisers that advise parallel funds (or related “master” or trading vehicles) in which the Other Ironwood Funds have made or may make an investment. In some cases, the Fund may invest in the same Underlying Funds as the Other Ironwood Funds. Conflicts of interest may arise with respect to the allocation of investment transactions and opportunities, as well as in the amount or timing of when redemption notices are placed. The Fund often elects to waive voting rights to address regulatory implications that might arise under the 1940 Act. An Underlying Fund also may have limited capacity to accept new or additional investments so that Ironwood must make judgments as to which accounts can participate. The Fund and Ironwood have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Ironwood Funds in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

In addition, certain regulatory restrictions may limit the Fund’s ability to invest alongside Other Ironwood Funds or the size of the Fund’s position in an Underlying Fund if an Other Ironwood Fund is also invested in such Underlying Fund.

Cross Trades with Other Ironwood Clients.

To the extent permitted under Section 17 of the 1940 Act, Ironwood may cause the Fund to purchase securities from or sell securities and interests in Underlying Funds to other clients or funds advised by Ironwood when Ironwood believes such transactions are appropriate and in the best interests of the Fund and such other clients or funds. In the event Ironwood wishes to reduce the investment of one or more such funds in an Underlying Fund and increase the investment of other funds in such Underlying Fund, it may effect such transactions by directing the transfer of the interests between funds. Ironwood may also effect such transactions in order to rebalance portfolios and provide better liquidity to the funds involved. Any such purchase and sale will take place at the stated net asset value of the Underlying Fund being purchased or sold. Any incremental costs and expenses associated with any such investment will be borne by all such classes of such funds (including the Fund) on a pro rata basis. In addition, Ironwood may recommend that the Fund purchase or sell an investment that is being sold or purchased, respectively, at the same time by Ironwood, an affiliate or another advisory client. In relation to cross trades and such simultaneous purchases and sales, Ironwood may have a conflict of interest between acting in the best interests of the Fund and assisting another fund or client by selling or purchasing a particular fund interest.

Selling Agents.

As selling agents may receive ongoing compensation in respect of selling Units, they may have a conflict of interest in consulting with investors as to the purchase and repurchase of Units. Further, selling agents may receive different amounts of compensation with respect to sales of the Units than from other products advised by Ironwood and/or its affiliates, and therefore may have incentives to favor one or more products over others.

Other Clients Advised by Underlying Advisers.

Conflicts of interest may arise from the fact that the Underlying Advisers and their affiliates generally are carrying on substantial investment activities for other clients, including other investment funds, in which the Fund has no interest. The Underlying Advisers may have financial incentives to favor certain of such accounts over the Fund or Underlying Funds as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund’s trading. Any of their proprietary accounts and other customer accounts may compete with the Underlying Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Underlying Fund. The Underlying Advisers may give advice and recommend securities to, or buy or sell securities for, an Underlying Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Underlying Fund.

Each Underlying Adviser evaluates a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Underlying Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time, (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of an Underlying Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Underlying Fund may differ from those of the other managed accounts. Accordingly, prospective Members should note that the future performance of an Underlying Fund and its Underlying Adviser’s other accounts will vary.

Expenses and Expense Limitation Agreement

Ironwood has voluntarily entered into the Expense Limitation Agreement and has agreed to make potential fee waivers or expense reimbursements to the Fund and the Feeder Fund. Although Ironwood seeks to maintain reasonable and fair expenses for the Fund and Feeder Fund, it may have certain conflicts in managing Fund and Feeder Fund expenses and in determining whether a particular expense is attributable to the Fund, the Feeder Fund, or other funds for which it serves as the investment adviser.

Proprietary Trading by Ironwood, the Underlying Funds and Their Principals.

Ironwood, the Underlying Funds and their respective principals and employees may trade securities and commodity interests for their own accounts. Furthermore, certain principals and employees of Ironwood have made direct investments in Underlying Funds managed by Underlying Advisers and Ironwood’s advisory clients have made investments in the same Underlying Funds or other pooled investment vehicles managed by such Underlying Advisers. Such proprietary trading may be in competition with the Fund and may be conducted at brokerage commission rates substantially lower than rates charged to the Fund. Members are not permitted to inspect such proprietary trading records.

“Soft Dollar” Payments.

The brokers utilized by the Underlying Funds are selected by the Underlying Advisers. Any Underlying Adviser may engage in “soft dollar” practices whether or not such practices fall within the soft dollar safe harbor established by Section 28(e) of the Exchange Act. Thus, an Underlying Adviser may receive “brokerage and related services” covered by such safe harbor as well as office space, overhead expense reimbursement and similar benefits not covered by such safe harbor. In doing so, the Underlying Funds may pay higher commissions than those charged by brokers that do not provide such services or benefits.

Aggregation of Orders.

When an Underlying Adviser determines that it would be appropriate for an Underlying Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place and allocate orders on a basis that such Underlying Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that such Underlying Fund participate, or participate to the same extent as the other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by an Underlying Adviser for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for an Underlying Fund or the other accounts, thereby limiting the size of the Underlying Fund’s position; (ii) the difficulty of liquidating an investment for an Underlying Fund or the other accounts where the market cannot absorb the sale of the combined positions; (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments; and (iv) the opportunity may be of limited size so that the Underlying Adviser must make judgments as to which accounts can participate.

Compensation.

The Underlying Advisers receive performance fees or allocations in the event that the relevant Underlying Fund generates net profits. The fact that such performance fees or allocations are payable or made only out of net profits may create an incentive for the Underlying Adviser to make investments that are riskier or more speculative than would be the case if such Underlying Adviser were compensated solely based on a flat percentage of capital. In addition, an Underlying Adviser may receive increased compensation because the performance fee or allocation may be calculated on a basis that includes unrealized appreciation as well as realized gains.

There are also compensation-related conflicts of interest for the Underlying Advisers and Ironwood when valuing the Fund’s assets, either directly or indirectly at the level of the Underlying Funds. See “Certain Risk Factors — Additional Valuation Risks and Potential Conflicts of Interest.”

ELIGIBLE INVESTORS

Each prospective investor (and Members who subscribe for additional Units) will be required to certify that the Units purchased are being acquired directly or indirectly for the account of either (i) a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities Act, or (ii) a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Advisers Act. To qualify as an “accredited investor”, a natural person must: (i) generally have an individual or joint net worth with that person’s spouse or spousal equivalent of $1,000,000 (exclusive of the value of such person’s primary residence), (ii) generally have an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year, (iii) hold, in good standing, a FINRA Series 7, Series 82 or Series 65 license or any such other professional certification, designation or credential that has been designated by an order of the SEC as qualifying an individual for accredited investor status or (iv) be a “family client” of a “family office” (as such terms are defined in Rule 202(a)(11)(G)–1 under the Advisers Act) and such family office has total assets under management in excess of $5,000,000, such family office was not formed for the specific purpose of acquiring the Units and whose prospective investment in the Fund is directed by a representative of such family office who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment in the Units. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. For purposes of determining the value of the primary residence to be excluded from net worth referenced in subclause (i), a prospective investor should exclude the amount by which the estimated fair market value of his or her primary residence exceeds the outstanding balance of any indebtedness secured by that primary residence. If any such indebtedness exceeds the estimated fair market value of such primary residence, a prospective investor should reduce his or her net worth by the amount of any such excess indebtedness. The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the relevant subscription date. In addition, if outstanding indebtedness secured by a prospective investor’s primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed relevant subscription date (e.g., due to a home equity loan), a prospective investor should reduce his or her net worth by the amount of such increase. A “qualified client” means an entity that has a net worth of more than $2,700,000 or that meets certain other qualification requirements. The foregoing investor qualification thresholds are current as of the date of this Prospectus and are subject to change from time to time pursuant to applicable law, rule, regulation or regulatory guidance. Investors must satisfy the eligibility requirements in effect as of the date of their subscription. The relevant investor qualifications are set forth in the subscription document and investor certification that each investor must sign in order to invest in the Fund. Application of the Fund’s investor qualification criteria can vary based on operational or technology limitations. For example, not all intermediaries can screen individual and entity investors separately, and the Fund may agree to permit a single qualification requirement in those instances. Any transferee of Units must satisfy the Fund’s eligibility criteria at the time of the transfer. See “Transfers of Units.”

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to Members approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Selected holdings, as well as certain statistical information relating to portfolio holdings, such as strategy breakdowns or strategy performance, are made available to Members in their monthly letter from the Fund, which is generally sent within 30 days following the end of the relevant month. More detailed information may be shared with current service providers to the Fund and to current or prospective distribution partners of the Fund. Because the Fund considers current portfolio holding information proprietary, such information may be withheld for some time before being made public and may be shared on a non-public basis under appropriate confidentiality arrangements.

SUBSCRIPTION FOR UNITS

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), 190 Middle Street, Suite 301, Portland, Maine 04101, is the distributor of the Units pursuant to a Distribution Agreement among the Fund, the Feeder Fund and the Distributor. Units are being distributed by the Distributor, the Fund’s principal underwriter, and other brokers or dealers. The Units were distributed at a price equal to $1,000 per Unit on the Initial Closing Date and, thereafter, sold at the current net asset value per Unit on any subsequent date on which Units are sold (each, a “Subsequent Closing Date”).

While neither the Fund nor the Distributor will directly impose an initial sales charge, if you buy Units through brokers or dealers or other financial intermediaries, they may charge you transaction or other fees in such amount as they may determine. Please consult your financial intermediary for additional information. Any such transaction or other fee charged by your financial intermediary will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Fund. Ironwood or its affiliates may also pay from their own resources additional compensation to brokers or dealers or other eligible intermediaries, which may be paid directly by Ironwood or indirectly through the Distributor.

The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds generally on or prior to the fifth Business Day prior to the relevant subscription date, which may be extended at the Fund’s discretion.

The minimum initial investment is $50,000, subject to waiver by Ironwood. The minimum subsequent investment is $10,000, subject to waiver by Ironwood.

Both initial and additional purchases of Units may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend or discontinue the offering of Units at any time (e.g., to the extent required for purposes of compliance with the securities laws, in response to market conditions in the securities market(s), or otherwise) or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Units or to repurchase all of the Units held by a Member upon notice to such Member.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash. Each initial or subsequent purchase of Units is payable in one installment and is due prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

By purchasing Units, each new Member will be bound by all of the terms of the LLC Agreement. Each prospective investor will also be required to represent and warrant in a subscription agreement, among other things, that the investor is purchasing Units for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Units. The Fund has the sole right to accept subscriptions for Units and reserves the right to reject any subscription in whole or in part.

Pending investment in the Fund, the proceeds of the continuous offering will be placed in an account by a third-party agent of the Fund. After each closing, the balance in such account, including any interest earned, will be invested pursuant to the Fund’s investment policies. Any interest accrued in such account will be for the benefit of all Members and not any particular Member.

The Distributor is affiliated with ACA, the Fund’s regulatory compliance consultant. The Fund has agreed to indemnify the Distributor, its affiliates and certain other persons against certain liabilities. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from, among other things, the willful misfeasance, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s duties.

REPURCHASES OF UNITS

No Right of Repurchase

Units are not redeemable. No Member will have the right to require the Fund to repurchase its Units. No public market exists for the Units and none is expected to develop. Consequently, Members will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Offers to Repurchase

The Board of the Fund, from time to time and in its complete and absolute discretion, may determine to cause the Fund to make an Offer to repurchase Units from Members, including the Feeder Fund (which is the Fund’s largest shareholder) and affiliates of Ironwood, at the net asset value per Unit on a Repurchase Date and on such other terms and conditions as it may determine. The Board expects that the Fund will make an Offer on each Repurchase Date. This Prospectus also applies to the Feeder Fund offering Units held by the Feeder Fund to Feeder Fund shareholders in exchange for such shareholder’s Feeder Fund units. These unit exchanges are executed via the mechanism of the Feeder Fund’s tender offers from time to time. The Fund will not receive any proceeds from this exchange of Units by the Feeder Fund.

The total number of Units subject to an Offer will be determined by the Board in its complete and absolute discretion and such number of Units may be all or any portion of the Fund’s outstanding Units. The Board of the Fund will consider the following factors, among others, in making the determination to repurchase Units and the number of Units to be subject to such Offer: (i) whether any Members have requested that the Fund repurchase Units and the number of Units that such Members have requested to be repurchased; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; (vii) the anticipated tax consequences of any proposed repurchases of Units; and (viii) the recommendation of Ironwood.

Ironwood expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members as of each subsequent Repurchase Date.

Ironwood also expects that, for each Repurchase Date, it will recommend to the Board that the Fund offer to repurchase a portion of the outstanding Units. While there can be no guarantee that it will continue this practice, to date the Master Fund has offered to repurchase up to 10-20% of its units at each of its June 30 and December 31 repurchase offers. Any percentage threshold for the repurchase of Units is calculated as of the Offer Acceptance Deadline (defined below) based on the last available unaudited net asset value per Unit (that is, the value of the assets minus liabilities, divided by the number of Units outstanding) calculated prior to such date.

As to the Feeder Fund, each Offer is to be structured so as to repurchase from the Feeder Fund as if its members were direct investors in the Master Fund and subject to the terms of the Offer. This has the effect that significant repurchase interest on the part of the Feeder Fund’s members might limit the number of Units available for repurchase by direct Master Fund Unit holders.

In all cases, the Board will make an Offer to repurchase Units only on terms that the Board determines to be fair to the Fund and the Members.

The Fund’s schedule with respect to making Offers, and the number of Units subject to an Offer, will be based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that the Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Fund from Underlying Funds and to minimize the need for the Fund to maintain cash or borrow money to meet the payment of repurchase proceeds.

Early Repurchase Fee

A Member who tenders for repurchase such Member’s Units subject to the Member’s Lock-Up Period will be subject to an Early Repurchase Fee of 5.00% of the value of the Units repurchased by the Fund, payable to the Fund. As to any Member who makes an additional subscription, a separate Lock-Up Period also shall run from the date of such subscription for additional Units, but that separate Lock-Up Period shall apply only to those additional Units. The Board or its delegate may, in certain limited instances where the Board or Ironwood as its delegate has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Fee. Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future. For the avoidance of doubt, Units exchanged by Members when transferring between the Fund and the Feeder Fund will not be subject (at the time of exchange) to the Early Repurchase Fee (assuming such exchanges are available, which may not be the case), and going forward the original investment date will be used to calculate any Lock-Up Period as to the exchanged Units.

Repurchase Notice

When the Board has determined that the Fund will make an Offer, the Fund will send a Repurchase Notice to each Member detailing: (i) the commencement date of such Offer; (ii) the Repurchase Date for such Offer; (iii) the number of Units that are the subject of such Offer and/or the percentage that such Units represent of all Units held by Members; and (iv) any other information that the Board has determined, in its sole discretion, that a Member should consider in deciding whether and how to participate in such Offer. For each Offer, a Repurchase Notice will be sent to each Member no later than 20 business days prior to the Offer Acceptance Deadline for such Offer.

Tender Mechanics

For each Offer, a Member will be required to send an Offer Acceptance for such Offer by the relevant Offer Acceptance Deadline stated in the Repurchase Notice. Offer Acceptances received by the Fund or its designated agent after the Offer Acceptance Deadline will be void. Upon request by a Member, the Board may permit a Member to cancel an Offer Acceptance, if such cancellation is determined by the Board or its delegate to be in the best interest of the Fund.

The Offer procedures outlined herein are subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

Oversubscription

In any Offer, if Members tender for repurchase a greater number of Units than the unaudited net asset value on the Offer Acceptance Date of the number of Units set forth in the Repurchase Notice, the Fund may, in the Board’s sole and absolute discretion, either (i) accept the additional Units permitted to be accepted pursuant to Rule 13e-4(f)(3) under the Exchange Act, (ii) increase the outstanding Units that the Fund is offering to purchase by up to 2%, (iii) extend the Offer, if necessary, and increase the amount of Units that the Fund is offering to purchase to an amount it believes sufficient to accommodate the excess Units tendered as well as any Units tendered during the extended Offer or (iv) accept a portion of the Units tendered prior to or on the Repurchase Date for payment on a pro rata basis based on the aggregate net asset value of tendered Units. The unaccepted portion of any tender of Units made by a Member pursuant to an Offer will not be automatically carried forward or given priority in connection with any future tender offer made by the Fund. Any Member that wishes to have the Fund repurchase Units that were not accepted for repurchase in connection with an Offer may again tender those Units in connection with, and subject to the terms and conditions of, any future tender offer made by the Fund.

Payment Mechanics

Members who tender all or a portion of their Units (defined as a specific dollar value in their Offer Acceptances), and which portion is repurchased by the Fund, will receive the specified dollar amount equal to the net asset value of such Units repurchased by the Fund, less any applicable Early Repurchase Fee. Members who tender less than 95% of their Units and which Units are repurchased by the Fund shall be paid an amount equal to 100% of the unaudited net asset value of such Member’s Units being repurchased, less any applicable Early Repurchase Fee.

Promptly after the Repurchase Date, each tendering Member will be given a letter confirming acceptance of the tender with its promissory note held at the Fund until the Member requests to have it sent to them. The Member can request to be sent its non-interest bearing, non-transferable note, which is issued by the Fund and entitles the Member to be paid an amount equal to 100% of the unaudited net asset value of the Member’s repurchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to the Member’s Units), less the applicable Early Repurchase Fee. The note will entitle the Member to be paid upon the later of (i) 30 calendar days after the Repurchase Date or (ii), if the Fund has requested withdrawals of capital or redemptions of interests from any Underlying Fund in order to fund the repurchase, 10 Business Days after the Fund has received at least 90% of the aggregate amount withdrawn or redeemed from such Underlying Fund (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Fund, such Member shall receive the specified dollar amount equal to the net asset value of their Units repurchased by the Fund, less any applicable Early Repurchase Fee. Payment will be in the form of: (i) cash or a non-interest bearing, non-transferable promissory note issued by the Fund in an amount equal to 95% of the estimated unaudited net asset value of a Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to the Member’s Units), less any Early Repurchase Fee (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to be paid an amount equal to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units), (as adjusted the “Subsequent Payment”).

Following the later of (i) 120 calendar days after the Repurchase Date or (ii) such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment may be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units) and the as-adjusted Subsequent Payment shall be paid to such Member. The Board in its discretion, but giving due regard to the interests of the remaining Members, may determine to make payment in satisfaction of a repurchase at earlier dates than those otherwise listed here.

Payments for repurchased Units may be further delayed under circumstances where the Fund has determined to redeem its interests in Underlying Funds to make such payments, but has experienced unusual delays in receiving payments from the Underlying Funds. No interest will accrue on repurchase proceeds owed to Members, even in the event of the failure of repurchase proceeds to be properly wired to a Member’s account of record.

Cash payments on a note may be sent via wire transfer to an account at a Member’s authorized financial consultant, financial advisor, or placement agent within the time periods referenced above. The financial consultant, financial advisor, or placement agent may require additional time to further credit the payment to a Member’s account.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings in Underlying Funds earlier than Ironwood otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. Ironwood intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may maintain cash or borrow money to pay repurchase proceeds, which would increase the Fund’s operating expenses and would adversely impact the ability of the Fund to achieve its investment objective.

Payments In-Kind

The Board in its discretion may pay repurchase proceeds, in whole or in part, in securities of equivalent value. The Fund does not expect that it will distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that: (i) making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased; or (ii) the Fund has received distributions from Underlying Funds in the form of securities that are able to be transferred to the Members. In the event that the Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Valuation of Units for Purposes of Repurchases

Under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of the Repurchase Date. The amount that a Member who is tendering all or a portion of its Units may expect to receive in repurchase proceeds will be the net asset value of the Member’s Units determined on the Repurchase Date, valued in accordance with the Fund’s Valuation Policy.

Such valuation may be based in part on oral or written estimates of the value of the Fund’s investments received from Underlying Funds as of that date, after giving effect to all allocations to be made as of that date to the Member. Therefore, such repurchase payments may not reflect final net asset values for the Repurchase Date calculated by the Underlying Funds; however, the Fund will generally not make any adjustments for final valuations from the Fund based on adjustments received by the Fund from the Underlying Funds, and the Member whose Units are being repurchased (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. This is typically based on the Underlying Fund’s stated net asset value and without adjustment for any redemption fees or restrictions. In the event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values the portfolio. The Fund’s valuation procedures require Ironwood to consider all relevant information available at the time the Fund values its portfolio. Ironwood will consider such information, and may conclude in certain circumstances that the information provided by the Underlying Fund does not represent the fair value of the Fund’s interest in the Underlying Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular Underlying Fund, the Fund will consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount. All fair value determinations made in connection with the repurchase of Units will be made pursuant to the Fund’s valuation procedures, as approved by the Board and implemented by Ironwood in its capacity as valuation designee, subject to Board oversight.

Prior to investing in any Underlying Fund, Ironwood conducts a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that Ironwood reasonably believes to be consistent with those used by the Fund for valuing its own investments.

Members tendering their Units for repurchase will have to decide whether to tender Units without the benefit of having current information regarding the value of such Units on a date proximate to the Repurchase Date. In addition, there will be a substantial period of time between the Repurchase Date and the date they can expect to receive payment of repurchase proceeds for such Units from the Fund. As noted below, Members whose Units are repurchased will bear the risk that the Fund’s net asset value may fluctuate significantly between the date of the Offer Acceptance Deadline in respect of a Repurchase Date and such Repurchase Date. This period of time is intended, in part, to assist the Fund in paying the amount due to Members on the Payment Date.

Suspension of Offers

The Fund may suspend or postpone an Offer in limited circumstances and only by a vote of a majority of the Board, including a majority of the Independent Directors. These circumstances may include the following: (i) a period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund’s net assets; (ii) for any other periods that the SEC permits by order; or (iii) other unusual circumstances as the Board determines, in compliance with applicable laws, it is in the best interest of the Fund, the Feeder Fund, the Members or the members of the Feeder Fund to suspend or postpone such Offer.

Minimum Holding

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum aggregate net asset value of Units generally equal to $25,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required minimum aggregate net asset value of Units is maintained.

Mandatory Repurchases

In accordance with the terms and conditions of the Fund’s LLC Agreement, the Fund may cause a mandatory repurchase of all or a portion of the Units of a Member or any person acquiring Units from or through a Member if the Board determines or has reason to believe that, among other things:

(i) all or part of the Member’s Units has been transferred, or the Units have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Member; (ii) ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or Ironwood to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or Ironwood, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of its Units was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory repurchase of such Units.

TRANSFERS OF UNITS

No person will become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion. Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion). The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities) or (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, and children). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility. See “Eligible Investors.” The Board may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of the Units, the aggregate net asset value of Units of each of the transferee and transferor is generally not less than $25,000. The Board has delegated authority to Ironwood to approve transfers of Units. Each transferring Member and transferee may be required to pay all expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member, will be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Fund’s LLC Agreement and to tender the Units for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the Fund’s LLC Agreement.

In connection with an approved transfer, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, Ironwood, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

CREDIT FACILITIES

The Fund may enter into one or more credit agreements, note purchase agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with banks or other financial institutions not affiliated with Ironwood but which, subject to applicable law, may or may not be affiliated with an Underlying Adviser, Underlying Fund and/or another service provider to the Fund, an Underlying Adviser, an Underlying Fund or any of their respective affiliates (each, a “Financial Institution”) as chosen by Ironwood and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including, without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain repurchase offers in a timely manner to ensure liquidity for the investors. To facilitate such Borrowing Transactions, the Fund typically pledges its assets to the Financial Institution.

The Fund currently maintains a credit facility (the “SocGen Facility”) with Société Générale as agent (in such capacity, the “SocGen Facility Provider Agent”) and a third-party lender (the “SocGen Facility Lender”). The SocGen Facility is for a three-year term (maturity in 2028). The SocGen Facility may be terminated by the SocGen Facility Lender prior to maturity upon 150 days prior written notice to the Fund. The Fund also currently maintains a credit facility (the “MUFG Facility”) with MUFG Alternative Fund Services (Cayman) Limited, as lender (“MUFG”). The MUFG Facility is for a three-year term (maturity in 2029). The MUFG Facility may be terminated by MUFG prior to each anniversary of the closing date upon 120 days prior written notice to the Fund. The Fund also currently maintains a credit facility (the “JPM Facility”, and together with the SocGen Facility and MUFG Facility, each a “Facility” and collectively, the “Facilities”) with JPMorgan Chase Bank, N.A., as administrative agent and lender (“JPM”, and together with the SocGen Facility Provider Agent and MUFG, the “Facility Provider Agents”) and the other financial institutions from time to time party thereto as lenders. The JPM Facility is for a one-year term (maturity in 2027). The term of the JPM Facility may be extended by unanimous lender consent upon the Fund’s prior written request 150 to 180 days in advance of the scheduled maturity date.

The Fund has granted security interests over certain of its assets (the “Collateral”), including securities accounts and cash accounts maintained with the Custodian, to Société Générale, as collateral sharing agent or as collateral agent (together with its successors and permitted assigns, collectively, the “Collateral Agent”), for itself, and the Facility Provider Agents, as applicable, to secure the Fund’s obligations under the Facilities. Each Facility may be terminated and required to be repaid upon the occurrence of an event of default thereunder. Such events of default include, without limitation, failure to pay principal, interest, fees or other amounts when due, misrepresentations or failures to comply with certain covenants and conditions, misconduct of the Fund or Ironwood, or the directors or officers of either the Fund or Ironwood, bankruptcy or insolvency events, cross default to the Fund’s other indebtedness exceeding a specified threshold amount, the occurrence of certain material adverse events with respect to the Fund, the Custodian or Ironwood, a suspension of the calculation of the Net Asset Value of the Fund, and the failure of the security interest to constitute a valid and perfected first priority security interest (subject to certain permitted liens) in the Collateral. In the event that the Fund does not repay a Facility at maturity thereof or upon the occurrence of an event of default thereunder, the Collateral Agent shall be entitled to foreclose on its security interest in the Collateral and force a sale or redemption of all or a portion thereof.

DISTRIBUTIONS

The Fund intends to distribute all of its net investment income, if any, and net capital gain, if any, to Members at least annually. Distributions will be made pro rata based on the number of Units held by such Member and will be net of Fund expenses. For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year.

DIVIDEND REINVESTMENT PLAN

Unless a Member makes a Distribution Election in the subscription document, all Distributions are reinvested in full and fractional Units at the net asset value per Unit next determined on or after the payable date of such Distributions. A Member may, by written request to Ironwood, make a Distribution Election, in which event such Member will receive future Distributions in cash. Any change to a Member’s Distribution Election will apply prospectively to Distributions declared after Ironwood has received and processed the Member’s written request. Any such Units will be registered in the name of such Member and such cash payment will be transmitted as soon as practicable after the amounts are calculated. No sales charge or other fee will be imposed by the Fund in connection with the reinvestment of Distributions. The Fund is not responsible for any failure of a Distribution to be properly mailed to a Member’s address of record or wired to a Member’s account of record, and no interest will accrue on amounts represented by Distributions misdirected. The Fund reserves the right to amend, suspend or terminate the dividend reinvestment plan at any time upon notice to Members.

The automatic reinvestment of Distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such Distributions. See “Material U.S. Federal Income Tax Considerations.”

VALUATION

Ironwood has designated the Valuation Committee of Ironwood to serve as the valuation committee of the Fund (the “Valuation Committee”). The Valuation Committee’s function, subject to the oversight of the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Valuation Committee. The Valuation Committee is assigned to act in accordance with the Fund’s valuation procedures as approved by the Board. The Board reviews matters arising from the Valuation Committee’s considerations. Members may request information about the members of the Valuation Committee by written request to the Fund.

The net asset value of the Fund equals the excess of the Fund’s assets over its liabilities. Subject to the direction of the Valuation Committee, the value of each asset of the Fund is calculated monthly by the Fund Administrator in accordance with U.S. generally accepted accounting principles applied on a consistent basis. However, the Board may direct or consent to the valuation of such asset in the manner it may reasonably determine (relying upon the determination of the Valuation Committee in accordance with the Valuation Policy) and shall set forth the basis for any such valuation in writing in the records of the Fund. All values assigned to the assets of the Fund pursuant to this paragraph will be binding and conclusive as to all parties.

The net asset value of the Fund will reflect the fair value of the Fund's assets as determined in accordance with the Fund's Valuation Policy. As a general matter, the fair value of the Fund's interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from such Underlying Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will generally value an interest in an Underlying Fund based on the Underlying Fund's reported net asset value and without adjustment for any redemption fees or restrictions, unless Ironwood, in its capacity as valuation designee, determines that such value does not represent fair value under the circumstances.

In the event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund may determine the fair value of such investment based on the most recent value reported by the Underlying Fund, together with any other information deemed relevant and available at the time the Fund values its portfolio. In determining fair value, Ironwood will consider all relevant information available at the time of valuation and may conclude in certain circumstances that information provided by an Underlying Fund does not represent the fair value of the Fund's interest therein.

Pursuant to the Fund's valuation procedures, and in the absence of specific transaction activity with respect to a particular Underlying Fund, Ironwood may determine that it is appropriate to value an interest in such Underlying Fund at a premium or discount to the most recently reported net asset value if, in light of all relevant facts and circumstances, such adjustment is necessary to reflect fair value. Prior to investing in an Underlying Fund, Ironwood conducts a due diligence review of the valuation methodology utilized by such Underlying Fund.

Additional considerations applicable to the determination of the value of Units tendered in connection with a repurchase offer, including the use of estimated values and the treatment of subsequent valuation adjustments received from Underlying Funds, are described under “Repurchases of Units—Valuation of Units for Purposes of Repurchases.” The Fund’s valuation procedures also permit recalculation of the Fund’s net asset value after the fact in certain limited circumstances, which could require reprocessing of certain subscription or repurchase transactions.

The valuation of all, or some, of the Fund’s assets may be suspended by the Board (in consultation with Ironwood), at its discretion, with respect to any Fiscal Period Closing on which trading is suspended or restricted on any domestic or international stock or commodities exchange. In such event, the Fiscal Period Closing to which such valuation relates shall be postponed until the Board elects to make such valuation or the next Business Day on which such exchange or exchanges are open for trading on an unrestricted basis, with the Business Day following the postponed Fiscal Period Closing being the first day of the next Fiscal Period.

The Board has designated Ironwood as valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to determine the fair value, in good faith, of securities and instruments for which no readily available market quotation exists. The valuation designee performs the fund’s fair value determinations subject to board oversight and certain reporting and other requirements.

RESERVES

Liabilities shall be determined in accordance with generally accepted accounting principles applied on a consistent basis. However, Ironwood may from time to time, in consultation with the Board, provide reserves for liabilities and expenses where the amounts of such items are not known and no accrual under generally accepted accounting principles would be required.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Units. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to the Fund and such an investment. For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Members subject to special treatment under U.S. federal income tax laws, including Members subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that Members hold Units as capital assets (generally, property held for investment). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. In addition, this summary does not discuss pending proposals to increase federal income tax rates on both ordinary income and long-term capital gains. The Fund has neither sought nor will seek any ruling from the Internal Revenue Service, or “IRS”, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets. In addition, this summary does not address the distribution of portfolio securities in kind as payment for repurchased Units and, except where provided below, this summary does not discuss an Offer to repurchase Units from a Member.

A “U.S. Member” is a beneficial owner of Units that is for U.S. federal income tax purposes:

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a citizen or individual resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Member” is a beneficial owner of Units that is not a U.S. Member or a partnership.

If a partnership for U.S. federal income tax purposes holds Units, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A prospective Member that is a partnership holding Units or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Members are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income and capital gains that it distributes to Members as dividends. To qualify as a RIC, the Fund must, among other things, meet the 90% Income Test (as defined below) and the Diversification Tests (as defined below). In addition, the Fund must distribute to Members, for each taxable year, an amount equal to at least the sum of (i) 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, and (ii) 90% of its net tax-exempt income, which is referred to as the “Annual Distribution Requirement.” However, the Fund may make some of its distributions during the following taxable year pursuant to “spillback” provisions of the Code.

Taxation as a RIC

If the Fund:

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qualifies as a RIC; and

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satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to Members. The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Members.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.” In addition, for purposes of determining the Excise Tax Avoidance Requirement, any dividend declared by the Fund in October, November or December of any calendar year, payable to Members of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s Members on December 31 of the year in which the dividend was declared. The Fund currently intends to make sufficient distributions each calendar year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

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derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other taxable disposition of stock, other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test”; and

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diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

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no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, the securities (other than the securities of other RICs) of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, which the Fund refers to as the “Diversification Tests.”

The Fund intends to meet the Diversification Tests primarily through investing substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Underlying Funds.

The Fund’s net capital gains are not subject to the Annual Distribution Requirement. If the Fund retains an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b).

Fund Investments

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. Specifically, the Fund intends to elect to mark-to-market at the end of each taxable year its shares in Underlying Funds that are classified as PFICs for U.S. federal income tax purposes or elect to treat such PFICs as QEFs. Furthermore, the Fund expects the majority of the Underlying Funds will be treated as PFICs for which it intends to make a mark-to-market or QEF election. If the Fund were to make a mark-to-market election with respect to a PFIC, at the end of each taxable year the Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Alternatively, if the Fund were to make a QEF election with respect to a PFIC, the Fund generally would be required to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. Such distributions also will be in the discretion of the PFIC and not in the control of the Fund. Losses of a PFIC for which a QEF election has been made will not pass through to the Fund. In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain. Under the mark-to-market election or the QEF election, the Fund may be required to recognize income in excess of the distributions it receives from PFICs in any particular year. As a result, the Fund may be required to make a distribution to Members in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement and avoid U.S. federal corporate tax, even though the Fund will not have received any corresponding cash amount.

The Fund may invest a portion of its capital in Underlying Funds that are treated as partnerships for U.S. federal income tax purposes (“Partnership Underlying Funds”). In determining its compliance with the 90% Income Test and the Diversification Tests, the Fund generally will be required to take into account its allocable share of the income and assets of such Partnership Underlying Funds. The Fund expects to make arrangements with such Partnership Underlying Funds to enable its tax advisers to obtain such information. However, there can be no assurance that such information can be timely obtained, and, if it is not obtained, the Fund’s ability to maintain its qualification to be taxed as a RIC may be jeopardized.

The transactions of the Fund through Partnership Underlying Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized (with long-term capital gains generally subject to tax at lower rates than ordinary income), (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to the Fund and thus to Members. Special tax rules also will require a Partnership Underlying Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.

The Fund and Partnership Underlying Funds may invest in zero coupon U.S. treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund may receive no actual current interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of assets that it might otherwise have continued to hold or borrow to generate cash in order to satisfy its distribution requirements. In addition, the investment by the Fund and the Partnership Underlying Funds in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments may also increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

The Code generally applies a “mark-to-market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, “Section 1256 Contracts.” In general, subject to certain exceptions, a Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by a Partnership Underlying Fund at the end of a taxable year will be treated for U.S. federal income tax purposes as if they were sold at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Partnership Underlying Fund’s obligations under such contract), must be taken into account by the Partnership Underlying Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund or a Partnership Underlying Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to investments in common stock of non-U.S. issuers generally will be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on the disposition of debt securities denominated in a non-U.S. currency, to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition, will be treated as ordinary income or loss.

The Fund and a Partnership Underlying Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if a Partnership Underlying Fund acquires foreign currency futures contracts or option contracts that are not Section 1256 Contracts, or any foreign currency forward contracts, any gain or loss realized by the Partnership Underlying Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Partnership Underlying Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Due to potential differences between income recognition and related cash receipts, there is a significant risk that the Fund may have substantial taxable income in excess of cash available for distribution. In that event, the Fund may need to borrow funds or take other actions to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement and avoiding U.S. federal corporate tax. The Fund is permitted under the 1940 Act to borrow funds and to sell assets in order to satisfy distribution requirements. However, the Fund, under the 1940 Act, is not permitted to make distributions to Members while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. The Fund also may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Lastly, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets to meet the Annual Distribution Requirement and the Excise Tax Avoidance Requirement and avoid U.S. federal corporate income tax, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that the Fund qualifies as a RIC.

Taxation of U.S. Members

For non-corporate U.S. Members, distributions by the Fund generally are taxable as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income or qualified dividend income to U.S. Members to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Provided that certain holding period requirements are met at the Fund and U.S. Member levels, certain dividends received by non-corporate U.S. Members (including individuals) from the Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to U.S. Members.  Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” in a written statement to U.S. Members will be taxable to a U.S. Member as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Members, regardless of the U.S. Member’s holding period for its Units and regardless of whether paid in cash or reinvested in additional Units. However, due to the Fund’s expected investments, most of the Fund’s income is expected to be ordinary income and, therefore, the majority of distributions are not expected to be designated as “capital gain dividends” eligible for the reduced rate of tax.

For corporate U.S. Members, dividends paid by the Fund that are attributable to dividends received by the Fund from taxable U.S. corporations (other than real estate investment trusts) may qualify for the 50% U.S. federal dividends-received deduction, provided that the Fund reports the dividend as such in a written statement to its U.S. Members and certain holding period requirements are met at the Fund and U.S. Member levels.

Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Member’s adjusted tax basis in such U.S. Member’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Units to such U.S. Member.

A dividend and other distribution by the Fund is generally treated under the Code as received by the Fund’s U.S. Members at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year, payable to U.S. Members of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Members on December 31 of the year in which the dividend was declared. U.S. Members who receive distributions in the form of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to U.S. Members even though they are reinvested in additional Units.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each U.S. Member that has not made a Distribution Election automatically will have its dividends reinvested in additional Units. U.S. Members who receive distributions in the form of Units will be subject to the same federal, state and local tax consequences as if they received cash distributions but will not have received cash from the Fund with which to pay taxes. To the extent Members make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Units.

A U.S. Member that receives Units pursuant to a distribution generally has a tax basis in such Units equal to the amount of cash that would have been received instead of Units as described above, and a holding period in such Units that begins on the day following the payment date for the distribution.

A U.S. Member generally will recognize taxable gain or loss if the U.S. Member sells or otherwise disposes of its Units. Such U.S. Member’s gain or loss generally is calculated by subtracting from the gross proceeds the Member’s adjusted basis of its Units sold or otherwise disposed of. Upon such disposition of such U.S. Member’s Units, the Fund will report the gross proceeds and, for Units acquired on or after January 1, 2012 and disposed of after that date, cost basis to such U.S. Member and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such U.S. Member instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Unit lot identification. The cost basis method elected by the U.S. Member (or the cost basis method applied by default) for each disposition of Units may not be changed after the settlement date of each such disposition of Units. If a U.S. Member holds its Units through a broker (or other nominee), such U.S. Member should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. U.S. Members should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Member has held its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if other Units are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

Under certain circumstances, proceeds of a repurchase offer received by a U.S. Member will be treated as a dividend paid to that U.S. Member, rather than as amounts received in exchange for the tendered Units.

In general, non-corporate U.S. Members currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in Units. Such rate currently is lower than the maximum rate on ordinary income payable by individuals. Corporate U.S. Members currently are subject to U.S. federal income tax on net capital gain at the same rate that applies to ordinary income. Non-corporate U.S. Members with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Member in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Members generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Member, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of IRS Form 1099, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Member’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Member’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 24%, from all taxable distributions to any non-corporate U.S. Member (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such U.S. Member is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such U.S. Member has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.

An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Member’s U.S. federal income tax liability and may entitle such U.S. Member to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Members

Whether an investment in Units is appropriate for a Non-U.S. Member will depend upon that person’s particular circumstances. An investment in Units by a Non-U.S. Member may have material and adverse tax consequences. Non-U.S. Members should consult their tax advisers before investing in Units.

Distributions of the Fund’s investment company taxable income to Non-U.S. Members, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Member, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. Member, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold U.S. federal income tax if the Non-U.S. Member complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Members are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Member, properly designated by the Fund as such in a written statement to its Non-U.S. Members, and gain realized by a Non-U.S. Member upon the sale of Units will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Member and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Member in the United States or (b) the Non-U.S. Member is an individual, has been present in the United States for 183 calendar days or more during the taxable year, and certain other conditions are satisfied (in which case the Non-U.S. Member will be subject to a 30% tax on the Non-U.S. Member’s net capital gain for the year).

If the Fund distributes its net capital gain, if any, in the form of deemed distributions as a result of retention of net capital gain rather than actual distributions (which the Fund may do in the future), a Non-U.S. Member will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Member’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Member must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Member would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. See the section above entitled “Taxation as a RIC” for a description of how the Fund’s retention of net capital gains can result in a deemed distribution to a Member of the Fund.

For a Non-U.S. Member, distributions (both actual and deemed) and gains realized upon the sale of the Fund’s Units that are effectively connected with a U.S. trade or business will be subject to regular U.S. income tax as if the Non-U.S. Member were a U.S. Member and for a corporate Non-U.S. Member may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Units may not be appropriate for certain Non-U.S. Members.

A Non-U.S. Member who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Member provides the Fund or the dividend paying agent with an IRS Form W‑8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Member or otherwise establishes an exemption from backup withholding.

Non-U.S. Members should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

Unrelated Business Taxable Income

Generally, an exempt organization (including an individual retirement account) is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time.

However, a tax-exempt U.S. person investing in the Fund will not realize UBTI with respect to an investment in Units if the person does not borrow to make the investment. Tax-exempt U.S. persons are urged to consult their own tax advisers concerning the U.S. federal income tax consequences of an investment in the Fund.

Purchasing a Dividend

Since, at the time of a Member's purchase of Units, a portion of the per Unit net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's assets or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such Units may be taxable to the Member, although such distributions economically represent a return of capital to the Member. The amount of undistributed income and gain the Fund has at the time a Member purchases or sells shares can impact the amount of the Member's gain or loss on the sale and the treatment and tax rates applicable to the Member's return on its investment in the Fund. Prior to purchasing Units of the Fund, an investor should consult with its tax adviser.

Tax Shelter Disclosure Regulations

Under Treasury regulations, if a Member recognizes a loss with respect to Units in any single tax year of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member will likely have to file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Members should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act (“FATCA”) and IRS guidance provide that a 30% withholding tax will be imposed on dividends paid to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign investor may be eligible for refunds or credits of such taxes. Non-U.S. Members are encouraged to consult their tax advisers regarding the possible implications of this legislation on an investment in Units.

3.8% Medicare Tax

In addition, a 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and gains recognized on a repurchase of Units) of certain individuals, trusts and estates. U.S. Members are urged to consult their own tax advisers regarding the implications of the Medicare tax resulting from an investment in the Fund.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at the regular corporate rate. The Fund would not be able to deduct distributions to Members, nor would they be required to be made. Distributions generally would be taxable to non-corporate Members as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Members would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Member’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten-year period.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan subject to ERISA (“ERISA Plans”), an individual retirement account, a Keogh plan or other arrangement subject to ERISA or the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Units.

ERISA imposes substantial responsibilities on persons who are “fiduciaries” for purposes of ERISA and substantial penalties for failing to comply with these responsibilities. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary must comply with the fiduciary and prohibited transaction provisions of ERISA. These provisions include the requirement of investment prudence and diversification, the requirement that the ERISA Plan’s investments be made in accordance with its governing documents, and the obligation to determine that the investment will not result in a non-exempt prohibited transaction for purposes of Section 406 of ERISA or Section 4975 of the Code. Section 4975 of the Code imposes similar prohibited transaction rules with respect to Plans not subject to ERISA. In addition, the fiduciary should consider the fact that none of the Fund, Ironwood or any of their respective affiliates are undertaking to provide individualized investment advice or any recommendation to any Plan or Plan fiduciary as to the advisability of acquiring, holding or disposing of Units in connection with their decision to invest in Units of the Fund.

The fiduciary and prohibited transaction rules apply to the investment and management of Plan assets. Except in the instance where an ERISA Plan is the sole investor in the Fund, the underlying assets of the Fund will not be considered to be “plan assets” for purposes of ERISA because the Fund is registered as an investment company under the 1940 Act. For that reason, none of Ironwood or any investment adviser of any Underlying Fund in which the Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees will be a fiduciary within the meaning of ERISA with respect to the Plans that acquire the Units.

The description of compensation, fees and expenses charged to the Fund in the section entitled “Fees and Expenses” is intended to satisfy the requirements for reporting “eligible indirect compensation” for purposes of Internal Revenue Service Form 5500, Schedule C. (Certain ERISA Plans may be required to file this Schedule C with the Internal Revenue Service.)

The points noted above do not address all of the considerations under ERISA and the Code that could apply to a plan’s investment in the Units. Potential investors that propose to cause a Plan to purchase the Units should consult with their legal counsel for a more complete assessment of how ERISA and the Code apply to the purchase of the Units.

SUMMARY OF THE LLC AGREEMENT

An investor in the Fund will be a Member of the Fund, and its rights in the Fund will be established and governed by the LLC Agreement that has been filed as an exhibit to this Prospectus with the SEC. An investor and his, her or its advisers should carefully review the LLC Agreement, as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Units; Members

Persons who purchase Units of the Fund will be Members of the Fund. Additional Members may, at the discretion of the Board, be admitted to the Fund as of the beginning of each Fiscal Period or at such other time as the Board may determine.

As of July 31, 2026, there is only a single class of Units authorized as follows:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding (Exclusive of Amount Held by the Fund or for its Accounts)
Units of Limited Liability Company Interest	Unlimited	None	5,327,037

Indemnification

By subscribing for Units, each Member acknowledges that the Fund has agreed to indemnify and hold harmless Ironwood and its Affiliates (as defined below) and each Director (each, an “Indemnified Party”) against any losses, judgments, liabilities, expenses, and amounts paid in settlement of any claims sustained by them in connection with the Fund, provided that the same were not finally adjudicated in a decision on the merits thereof by a court of competent jurisdiction to have been the result of willful misfeasance, bad faith or gross negligence by such Indemnified Party or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions, on the part of the Board or its Affiliates or such Director. The LLC Agreement also provides for indemnification payments in certain other circumstances and for the advancement of certain expenses, including counsel fees so incurred by any Indemnified Party.

“Affiliate” shall mean any person who: (i) directly or indirectly controls, is controlled by, or is under common control with such person; or (ii) owns or controls ten percent or more of the outstanding voting securities of such person; or (iii) is an officer or director of such person; or (iv) is an officer, director, partner, or trustee of any entity for which such person acts in any such capacity.

Limited Liability of Members

Under Delaware law and the LLC Agreement, no Member will be liable for the repayment or discharge of any debt or other liability of the Fund, or be required to make additional contributions to the capital of the Fund.

Duty of Care

The LLC Agreement provides that no Indemnified Party will have any liability to the Fund or to any Member for any loss suffered by the Fund which arises out of any action or inaction of such Indemnified Party if such Indemnified Party, in good faith, determined that such course of conduct was in, or not opposed to, the best interests of the Fund and such course of conduct did not constitute willful misfeasance, bad faith, or gross negligence of such Indemnified Party or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions.

The LLC Agreement also provides that no Indemnified Party shall be liable to the Fund or any Member for losses due to circumstances beyond their control, including but not limited to, the bankruptcy, insolvency, or suspension of normal business activities by any service provider to the Fund, or due to the negligence, dishonesty, bad faith, or misfeasance of any service provider to the Fund chosen by the Board in good faith.

The LLC Agreement further provides that no Indemnified Party shall bear any liability whatsoever in respect of valuations provided by a service provider to the Fund or any entity in which the Fund invests relied on by such Indemnified Party in good faith; provided that such service provider was selected by the Board in good faith after the exercise of due care in such selection.

Finally, the LLC Agreement clarifies that nothing contained in the LLC Agreement shall in any way constitute a waiver or limitation of any rights granted to the Fund or any Member under the U.S. federal securities laws.

Amendment of the LLC Agreement

The terms and provisions of the LLC Agreement may be modified or amended from time to time with the prior written consent of the Board and of Members having, in the aggregate, Units with net asset value in excess of 50% of the aggregate net asset value of the Fund insofar as is consistent with the laws governing the LLC Agreement.

Members may be required to respond in the negative to a proposed amendment within a certain time period, but not less than 20 calendar days, or be deemed to have consented to such amendment. No amendment to the LLC Agreement may be made without the consent of the Board. However, the consent of each Member shall be required for any amendment which would reduce such Member’s net asset value per Unit or amend the provisions of the LLC Agreement governing amendments to the LLC Agreement.

In addition, the Board may, without the consent of any Member: (i) amend the LLC Agreement to correct clerical errors and reconcile inconsistencies; (ii) following written notice to the Members given at least 60 days prior to any Fiscal Quarter Closing, amend the LLC Agreement, effective as of the first day of the Fiscal Quarter after the giving of such notice, in the following manner: (A) to make a change in any provision of the LLC Agreement that requires an action to be taken by or on behalf of a “manager” (as defined in Section 18-101(10) of the Delaware Limited Liability Company Act) or the Members pursuant to the requirements of applicable Delaware law if the provisions of applicable Delaware law are amended, modified, or revoked so that the taking of such action is no longer required; (B) to reflect a change in the name of the Fund; (iii) to permit the Fund to comply with applicable laws, rules, and regulations of the SEC and other regulatory authorities then in effect; (iv) following written notice to the Members given at least 90 days prior to the end of a Fiscal Year, amend the LLC Agreement to change the Fiscal Year, the Fiscal Quarters or the length of each Fiscal Period; and (v) following written notice to the Members, change the LLC Agreement in any manner that does not adversely affect the Members in any material respect or that is required or contemplated by other provisions of the LLC Agreement or that is required by law.

No amendment to the LLC Agreement will be valid to the extent such amendment was not approved in accordance with the provisions of the 1940 Act.

Term and Dissolution

Under the LLC Agreement, the Fund shall be dissolved and its affairs wound-up upon the occurrence of any of the following events: (i) any Member that has submitted a written request, in accordance with the terms described in “Repurchases of Units” in the Prospectus, to tender all of such Member’s Units for repurchase by the Fund (A) has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period) and (B) has provided written notice to the Fund within 30 calendar days of the end of such two-year period; (ii) any event which would make it unlawful to continue the existence of the Fund; or (iii) the Board determines to dissolve the Fund upon 30 calendar days’ prior written notice to the Members. Under the Delaware Limited Liability Company Act, the Fund shall be dissolved and its affairs wound up upon the occurrence of any of the following events: (i) at any time there are no members of the Fund unless the Fund is continued without dissolution in accordance with the Delaware Limited Liability Company Act, or (ii) the entry of a decree of judicial dissolution of the Fund under Section 18-802 of the Delaware Limited Liability Company Act.

Upon dissolution of the business of the Fund, which dissolution shall be deemed a Fiscal Quarter Closing, the Board shall, at any time during the 90 calendar day period following completion of a final audit of the Fund’s books and records, make distributions out of Fund assets in the following manner and order: (i) to payment and discharge of the claims of all creditors of the Fund who are not Members; (ii) to payment and discharge of the claims of Member creditors of the Fund pro rata based on the respective amounts of their claims; and (iii) to each Member in proportion to the number of Units held by such Member.

Reports to Members

Following each month-end, Ironwood will prepare and deliver to each Member a report setting forth the Fund’s estimated investment performance (based on unaudited data) for that month.

Within 60 calendar days after the end of each Fiscal Year, the Fund or the accountants for the Fund will prepare and deliver to each Member a report setting forth as of the end of such Fiscal Year: (i) a balance sheet of the Fund; (ii) a statement showing the increase or decrease in net asset value of the Fund for such Fiscal Year; (iii) the number of Units held by the Member; (iv) the net asset value per Unit and the manner of calculation; (v) the aggregate net asset value of a Member’s Units and the manner of calculation; and (vi) any such information as may be required by applicable regulatory authorities.

The Fund may deliver such monthly and annual reports, as well as separate quarterly reports, in electronic format or make them available to Members through the Fund’s website.

Fiscal Year

The Fiscal Year of the Fund for accounting and U.S. federal income tax purposes will end on April 30 of each year. A Fiscal Quarter of the Fund will be each three-month period ending on the last calendar day of April, July, October and January.

GENERAL INFORMATION

Description of the Fund

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on August 25, 2010. The Fund’s office is located at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105. The Fund’s Prospectus and SAI are available upon request and without charge by writing to Ironwood at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105. The telephone number of the Fund is 415-777-2400.

Description of Ironwood

Ironwood is a San Francisco-based fund of hedge funds manager. Since Ironwood’s inception in 1996, Ironwood has been focused exclusively on building and maintaining low volatility, multi-manager portfolios that seek to have low correlation to the broader debt and equity indices.

Liquidating Trust

The Board may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of, all or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly. There are no current plans to liquidate the Fund.

Independent Registered Public Accounting Firm and Legal Counsel

The Board has selected Ernst & Young LLP as the independent registered public accounting firm of the Fund. Ernst & Young LLP’s principal business address is located at 155 North Wacker Drive, Chicago, IL 60606.

The law firm of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Fund.

IRONWOOD CAPITAL MANAGEMENT COMPOSITE GIPS REPORT

Year End	Total Firm Assets (USD) (millions)	Composite Assets (USD) (millions)	Number of Accounts	HFRI FOF: Conservative Index	Annual Net Performance (Supplemental)*	Annual Net Performance (Highest Fee)**	Composite Dispersion**	3-yr Std. Dev. Ironwood Composite**	3-yr Std. Dev Index
2025	$8,332	$8,332	3	8.04%	12.41%	11.58%	N/A	2.26%	1.60%
2024	$7,438	$7,348	3	6.38%	10.81%	9.99%	N/A	2.17%	1.83%
2023	$6,877	$6,877	3	5.48%	7.00%	6.21%	N/A	2.72%	2.30%
2022	$6,263	$6,263	3	0.08%	(1.11)%	(1.85)%	N/A	4.84%	5.36%
2021	$5,391	$5,391	3	7.62%	7.16%	6.36%	N/A	4.62%	5.31%
2020	$4,192	$4,192	3	6.47%	13.32%	12.48%	N/A	4.47%	5.41%
2019	$3,768	$3,768	3	6.30%	7.27%	6.47%	N/A	2.15%	2.18%
2018	$3,425	$3,425	3	(0.87)%	1.21%	0.46%	N/A	2.67%	2.20%
2017	$3,112	$3,112	3	4.12%	7.45%	6.65%	N/A	2.76%	2.07%
2016	$3,127	$3,127	2	1.89%	2.13%	1.36%	N/A	2.92%	2.28%
2015	$2,975	$2,975	2	0.37%	1.19%	0.44%	N/A	2.63%	2.30%
2014	$2,591	$2,591	3	3.14%	5.76%	4.97%	N/A	2.29%	2.16%
2013	$1,916	$1,916	3	7.70%	11.44%	10.61%	N/A	2.96%	2.96%
2012	$1,539	$1,539	6	4.22%	11.26%	10.58%	0.19%	3.23%	3.20%
2011	$1,465	$1,441	6	(3.55)%	2.07%	1.72%	0.37%	3.90%	3.42%
2010	$1,771	$1,729	5	5.07%	8.86%	8.49%	N/A	9.93%	6.51%
2009	$2,039	$1,903	5	9.65%	19.08%	18.67%	N/A	10.08%	6.69%
2008	$2,402	$2,402	5	(19.86)%	(28.58)%	(28.83)%	N/A	9.82%	6.71%
2007	$3,253	$3,253	5	7.68%	11.30%	10.91%	N/A	3.68%	3.10%
2006	$2,601	$2,601	5	9.21%	11.36%	10.97%	N/A	3.27%	2.63%
2005	$2,096	$2,096	5	5.13%	6.07%	5.70%	N/A	2.64%	2.29%
2004	$1,155	$1,155	4	5.83%	9.93%	9.55%	N/A	2.80%	2.02%
2003	$645	$645	3	9.01%	14.03%	13.63%	N/A	2.89%	2.07%
2002	$445	$445	3	3.57%	3.41%	3.05%	N/A	3.29%	2.62%
2001	$332	$332	2	3.11%	9.82%	9.44%	N/A	2.67%	3.72%
2000	$151	$151	2	5.77%	22.00%	21.58%	N/A	3.94%	4.83%
1999	$63	$63	1	18.93%	23.12%	22.70%	N/A	3.90%	4.81%
1998	$46	$46	1	(1.61)%	8.29%	7.92%	N/A	3.60%	4.21%
1997	$29	$29	1	14.95%	18.35%	17.94%	N/A	N/A	N/A
1996	$20	$20	1	13.73%	16.82%	16.41%	N/A	N/A	N/A

*
Annual Net Performance shown above represents the historical calendar year performance for all accounts managed by Ironwood with substantially similar investment objectives, strategies, and policies as the Fund, and is not the Fund’s performance or indicative of the Fund’s future performance.  The net performance includes the reinvestment of all income.
The Annual Net Performance (Supplemental) shown above is net of all fund level expenses, including interest expense (including loan commitment fees), custody fees, bank charges, other expenses, an annual advisory fee of 1.20% and a since-discontinued annual account servicing fee of 0.40%, applied monthly through April 30, 2012.  Thereafter, the net performance is net of all fund level expenses and the annual advisory fee of 1.20%, applied monthly. Other expenses are calculated at 0.25% per annum, which represents the maximum amount of other expenses that could be charged to the Fund due to the Expense Limitation Agreement.  Actual other expenses may be lower than 0.25% per annum.
None of the funds or accounts included in the Ironwood Composite (as defined below) imposes an initial sales charge. While brokers or dealers or other financial intermediaries may charge commissions or transaction or other fees, any such commissions or transaction or other fee is not reflected in the net performance shown above. Investors who bear a sales commission or transaction or other charges will experience a lower performance return. **
The Annual Net Performance (Highest Fee) shown above represents the annual net performance shown as Supplemental less an annual account servicing fee of 0.75%, applied monthly.  Prior to April 30, 2012, a portion of the annual account servicing fee is included in the annual net performance (Supplemental).  The Annual Net Performance (Highest Fee) reflects the highest annual fee charged for any investor in the Ironwood Composite.

Ironwood claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Ironwood has been independently verified for the period April 1, 2017 through June 30, 2026 by ACA Group, Performance Services Division (ACA Performance) and by Ashland Partners & Company, LLP (Ashland) for the period January 1, 1996 through March 31, 2017. (Ashland’s GIPS Verification and performance practice was acquired by ACA Performance effective June 2017.) The verification reports are available upon request.

A firm that claims compliance with the GIPS standards must establish policies and procedures for complying with all the applicable requirements of the GIPS standards. Verification provides assurance on whether the firm's policies and procedures related to composite and pooled fund maintenance, as well as the calculation, presentation, and distribution of performance, have been designed in compliance with the GIPS standards and have been implemented on a firm-wide basis. Verification does not ensure the accuracy of any specific composite presentation.

The Ironwood Composite was created on October 19, 2009 and contains all fully discretionary fund of hedge fund accounts managed by Ironwood. The investment objective of the Ironwood Composite is to achieve capital appreciation while limiting the variability of returns. The Ironwood Composite emphasizes investments with investment advisers with strong operations who invest in historically uncorrelated strategies, such as relative value, market neutral & hedged equity, event driven, distressed & credit securities and various arbitrage-based approaches. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm.

Ironwood defines itself for GIPS purposes as an independent registered investment adviser with the SEC. The U.S. dollar is the currency used to express performance.

Composite performance is presented gross of withholding taxes on dividends, interest, and capital gains and includes the reinvestment of all income. Withholding taxes may vary according to the investor’s domicile. The annual composite dispersion presented is an asset-weighted standard deviation calculated for the accounts in the composite for the entire year. Dispersion is not presented for periods when 5 or less portfolios were included in the composite for the entire year.

Additional information regarding the policies for valuing investments, calculating performance, and preparing the GIPS Report is available upon request. A list including composite descriptions, pooled fund descriptions for limited distribution pooled funds, and broad distribution funds is available upon request.

For comparison purposes, the composite is measured against the HFRI FOF: Conservative Index. The HFRI Monthly Indices (HFRI) are equally weighted performance indices, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. The HFRI are broken down into four main strategies, each with multiple sub-strategies: Conservative, Diversified, Market Defensive, and Strategic. FOFs classified as “Conservative” exhibit one or more of the following characteristics: (1) seeks consistent returns by primarily investing in funds that generally engage in more “conservative” strategies, such as equity market neutral, fixed income arbitrage and convertible arbitrage or (2) exhibits a lower historical annual standard deviation than the HFRI Fund of Funds Composite Index. The HFRI FOF: Conservative Index is an equal-weighted index representing funds of funds that invest with multiple managers focused on consistent performance and lower volatility via absolute return strategies. The HFRI FOF: Conservative Index includes funds of funds tracked by Hedge Fund Research, Inc. The HFRI FOF: Conservative Index is a proxy for the performance of the universe of conservative funds of funds focused on absolute return strategies. Returns are net of fees and are denominated in USD. See the HFR, Inc. website at www.HFR.com. The HFR Indices are being used under license from HFR Holdings, LLC, which does not approve of or endorse any of the products or the contents discussed in these materials.

GIPS® is a registered trademark of CFA Institute. CFA Institute does not endorse or promote this organization, nor does it warrant the accuracy or quality of the content contained herein. There can be no assurance that the account’s investment objective will be achieved or that the accounts will not incur losses. Past performance is not indicative of future results.

The investment management fee schedule for the Fund, which is included in the Ironwood Composite, is 1.20% on all assets. The total expense ratio as of April 30, 2026 for the Fund was 23.88%.

Historical Monthly Net Returns of All Funds Managed by Ironwood(1) (supplemental information)

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	YEAR
2026	1.31%	0.77%	(0.92)%	3.02%	2.21%	5.00%	(3.72)%						7.67%
2025	1.71%	(0.31)%	(0.26)%	0.20%	1.23%	1.16%	1.03%	0.62%	1.24%	1.58%	0.74%	2.86%	12.41%
2024	0.82%	0.45%	1.61%	(0.03)%	0.54%	0.82%	0.07%	0.49%	1.24%	0.93%	1.76%	1.64%	10.81%
2023	0.89%	0.26%	0.09%	0.24%	0.50%	1.03%	0.77%	0.51%	0.22%	0.43%	0.81%	1.03%	7.00%
2022	(0.60)%	0.01%	0.24%	(0.39)%	(1.06)%	(0.46)%	0.21%	0.57%	(0.61)%	0.31%	0.25%	0.41%	(1.11)%
2021	(2.14)%	2.50%	0.41%	1.54%	0.06%	0.89%	0.96%	1.20%	0.94%	0.30%	(0.29)%	0.64%	7.16%
2020	0.73%	(0.29)%	(4.25)%	2.09%	1.90%	1.70%	1.20%	1.76%	1.01%	0.35%	3.11%	3.47%	13.32%
2019	1.66%	0.46%	0.35%	0.96%	0.08%	0.88%	0.43%	0.19%	(0.04)%	0.24%	0.37%	1.46%	7.27%
2018	1.43%	(0.19)%	(0.32)%	0.56%	0.69%	0.36%	0.31%	0.28%	0.67%	(0.76)%	(1.30)%	(0.50)%	1.21%
2017	1.30%	0.47%	0.35%	0.38%	0.55%	(0.12)%	1.06%	1.06%	0.65%	0.97%	(0.11)%	0.66%	7.45%
2016	(1.83)%	(1.52)%	0.07%	1.01%	0.55%	(0.65)%	1.04%	0.95%	0.84%	0.38%	0.50%	0.81%	2.13%
2015	(0.15)%	1.91%	1.14%	(0.14)%	0.54%	(0.29)%	0.38%	(0.73)%	(1.26)%	(0.02)%	(0.15)%	(0.01)%	1.19%
2014	0.88%	1.40%	0.13%	(0.25)%	1.27%	1.05%	0.12%	0.25%	0.73%	(1.08)%	0.91%	0.23%	5.76%
2013	1.48%	0.69%	0.87%	0.75%	1.33%	(0.26)%	0.65%	0.23%	1.36%	1.23%	0.99%	1.58%	11.44%
2012	1.59%	1.16%	1.25%	0.36%	(0.56)%	0.38%	0.69%	1.34%	0.93%	0.75%	0.82%	2.02%	11.26%
2011	1.47%	1.44%	0.67%	0.83%	0.44%	(0.21)%	0.21%	(2.17)%	(1.51)%	1.08%	(0.29)%	0.15%	2.07%
2010	0.89%	0.35%	1.21%	0.64%	(1.42)%	(0.14)%	0.90%	0.40%	1.63%	1.59%	0.61%	1.9%	8.86%
2009	2.49%	0.16%	(0.23)%	0.55%	3.02%	2.16%	2.16%	1.92%	2.29%	0.77%	0.69%	1.67%	19.08%
2008	(2.40)%	1.29%	(2.08)%	1.02%	1.57%	(0.24)%	(1.65)%	(1.74)%	(8.04)%	(9.81)%	(5.61)%	(4.72)%	(28.58)%
2007	1.73%	1.33%	1.27%	1.56%	2.34%	0.82%	(0.26)%	(1.45)%	1.44%	1.71%	(0.43)%	0.76%	11.30%
2006	2.40%	1.03%	1.06%	1.89%	(0.28)%	0.18%	0.58%	1.07%	(2.01)%	1.60%	1.43%	1.95%	11.36%
2005	0.22%	0.68%	(0.15)%	(1.15)%	0.04%	1.45%	1.67%	0.68%	0.84%	(0.83)%	0.71%	1.78%	6.07%
2004	1.85%	0.73%	0.60%	0.59%	(0.04)%	0.20%	0.20%	0.41%	0.69%	0.61%	2.01%	1.67%	9.93%
2003	2.30%	0.65%	0.69%	1.35%	1.50%	0.85%	0.21%	0.37%	1.67%	1.22%	1.16%	1.25%	14.03%
2002	0.98%	0.05%	0.69%	0.77%	0.08%	(1.89)%	(0.97)%	0.61%	0.15%	0.12%	1.32%	1.52%	3.41%
2001	1.48%	2.45%	1.62%	0.12%	0.47%	0.14%	0.61%	1.34%	(0.04)%	0.58%	0.12%	0.55%	9.82%
2000	1.58%	2.51%	2.06%	2.36%	1.89%	1.83%	2.05%	0.91%	1.69%	1.10%	1.20%	0.92%	22.00%
1999	1.90%	1.52%	0.84%	2.84%	2.09%	2.23%	2.38%	0.73%	1.54%	1.41%	2.09%	1.49%	23.12%
1998	0.98%	1.95%	2.26%	1.48%	0.36%	0.10%	0.85%	(2.21)%	(1.67)%	(0.79)%	3.44%	1.42%	8.29%
1997	0.57%	1.82%	1.40%	0.48%	1.75%	1.07%	2.05%	1.41%	1.93%	2.05%	0.79%	1.72%	18.35%
1996	1.96%	0.81%	1.05%	1.50%	1.61%	1.29%	1.38%	1.54%	1.12%	1.31%	1.03%	1.11%	16.82%

Average Annual Total Return of All Funds Managed by Ironwood(1)

(Measured based on the performance of the periods indicated above, i.e., in each case ending July 31, 2026)

Year(s) of Operation	1 Year	5 Years	10 Years
Return Percentage	15.45%	7.85%	7.60%

Average Annual Total Returns of the HFRI FOF Conservative Index(2)

Year (s) of Operation	1Year	5 Years	10 Years
Return Percentage	8.94%	5.18%	4.99%

(1)
Return information shown is that of the Ironwood Composite (inception date January 1, 1996), not the performance of the Fund.  The “Ironwood Composite” includes an asset-weighted average of the results of the Fund and each private investment vehicle (the “Ironwood Private Funds”) managed by Ironwood.  The Fund was formed in 2010 and began operations January 1, 2011.  The Ironwood Composite includes the results of the Fund since its inception on January 1, 2011 and the results of the Ironwood Private Funds since the formation of Ironwood on January 1, 1996.  Each Ironwood Private Fund is substantially similar to the Fund.

Prior to January 1, 1996, certain Ironwood Private Funds were managed by another investment adviser under a different name.  Performance for such period is not reflected above.  Each of the Ironwood Private Funds has been managed with investment objectives, policies and strategies substantially similar to those employed by Ironwood in managing the Fund.

The underlying funds and underlying advisers accessed by the Ironwood Private Funds included in the Ironwood Composite have changed materially over time, as have the markets traded by such underlying advisers.  Many underlying funds utilized by such Ironwood Private Funds are no longer open for investment by the Fund.  Also, the Ironwood Private Funds generally invest in underlying funds that are classified as partnerships for U.S. federal income tax purposes.  Substantially all of the Underlying Funds in which the Fund invests are classified as corporations for U.S. federal income tax purposes and, therefore, the Fund may indirectly bear some tax costs not borne by the Ironwood Private Funds.  The Ironwood Private Funds (the performance of which comprises a portion of the Ironwood Composite) are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code, which may have adversely affected the performance result.  Also, the Ironwood Private Funds invest in certain underlying funds that hold certain illiquid investments in which the Fund will not participate.  However, the overall differences between the underlying funds in which the Ironwood Private Funds have invested and the Underlying Funds in which the Fund invests do not alter the conclusion that the Fund and the Ironwood Composite are substantially similar.

Net performance shown above is net of fund level expenses including interest expense, commitment fees, custody fees, bank charges and other expenses, and assumes that each fund in the Ironwood Composite was subject to the same advisory fee and account servicing fees (such fees discontinued for the Fund as of May 1, 2012) as the Fund. Other expenses are calculated at 0.25% per annum, which represents the maximum amount of other expenses that could be charged to the Fund due to the Expense Limitation Agreement. Actual other expenses may be lower than 0.25% per annum. Depending on the date on which an investor invested in the Fund, and other factors, an investor in the Fund may have an overall investment experience that underperforms or outperforms that reflected in the Ironwood Composite. None of the funds or accounts included in the Ironwood Composite imposes an initial sales charge. While brokers or dealers or other financial intermediaries may charge commissions or transaction or other fees, any such commissions or transaction or other fee is not reflected in the net performance shown above. Investors who bear a sales commission or transaction or other charges will experience a lower performance return. Ironwood Composite performance reflects the reinvestment of all investment income. Past performance of the Fund, the Ironwood Private Funds (each of which is a private investment vehicle not registered under the 1940 Act and, therefore, subject to materially different regulatory requirements from those to which the Fund will be subject) and the Ironwood Composite is not necessarily indicative of future results

Ironwood claims compliance with the Global Investment Performance Standards (GIPS®). GIPS are a set of standardized, industry-wide ethical principles that provide investment firms such as Ironwood with guidance on how to calculate and report their investment results to prospective clients. A key concept of GIPS requires composite performance to include all fee-paying discretionary accounts managed by a firm or money manager for a given investment strategy or objective in order to avoid selection bias. Ironwood utilizes GIPS for purposes of preparing all of its performance presentations and all such performance presentations are prepared in accordance with U.S. generally accepted accounting principles.

Ironwood has been independently verified by ACA Performance for the period April 1, 2017 through June 30, 2026 and by Ashland Partners & Company, LLP (Ashland) for the period January 1, 1996 through March 31, 2017. (Ashland’s GIPS Verification and performance practice was acquired by ACA Performance effective June 2017.) A copy of the Verification report is available upon request. See important GIPS disclosure information on page 68.

(2)
The HFRI FOF Conservative Index includes funds of funds (the “Included HFR FOFs”) that seek consistent returns by primarily investing in funds that generally engage in more “conservative” strategies, such as equity market neutral, fixed income arbitrage and convertible arbitrage. Each Included HFR FOF shows generally consistent performance regardless of market conditions. Ironwood believes that the HFRI FOF Conservative Index is comparable to the performance of the Ironwood Composite because each Ironwood fund primarily invests in underlying funds that generally engage in similar strategies to the funds in which a typical Included HFR FOF invests.

(3)
2026 performance is not annualized and represents only a partial year.

PRIOR PERFORMANCE REPRESENTS THE HISTORICAL PERFORMANCE FOR SIMILARLY MANAGED FUNDS AND IS NOT THE FUND’S PERFORMANCE OR INDICATIVE OF THE FUND’S FUTURE PERFORMANCE.

STATEMENT OF ADDITIONAL INFORMATION

Ironwood Institutional Multi-Strategy Fund LLC

Limited Liability Company Units

The telephone number of the Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including to request the Fund’s Prospectus, is 833-990-2394.

Units of limited liability company interest of the Fund (“Units”) are distributed by Foreside Fund Services, LLC (“Distributor”), the Fund’s distributor, to institutions and financial intermediaries who may distribute the Units to clients and customers (including affiliates and correspondents) of Ironwood Capital Management (“Ironwood”), the investment adviser to the Fund and to clients and customers of other organizations. The Fund’s Prospectus, which is dated August 28, 2026, provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above. This SAI is not an offer of the Fund for which an investor has not received the Prospectus. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus. While this Prospectus and the SAI describe pertinent information about the Fund, neither this Prospectus nor the SAI represents a contract between the Fund and any member or any other party.

The date of this SAI and the related Prospectus is August 28, 2026.

i

ii

ADDITIONAL INVESTMENT POLICIES

The Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in a number of pooled entities (each, an “Underlying Fund” and collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”) that primarily employs either relative value strategies or other techniques designed to reduce market risk and provide superior risk-adjusted returns.

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Underlying Funds in which the Fund invests are not subject to the Fund’s investment policies and may have different or contrary investment policies.

Percentage Limitations

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to pay repurchase proceeds (which the Board of Directors of the Fund (the “Board”) has, in its sole discretion, authorized) or to pay expenses. The Fund’s stated fundamental policies, listed below, may not be changed without a majority vote of Members, which means the lesser of: (i) 67% of the Units present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy; or (ii) more than 50% of the outstanding Units. No other policy, including the Fund’s investment objective, is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.

As fundamental policies, the Fund will not:

(1)
borrow money or issue any senior security except in compliance with Section 18 of the 1940 Act;

(2)
engage in short sales, purchases on margin and the writing of put and call options;

(3)
act as underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the U.S. federal securities laws;

(4)
concentrate its investments in a particular industry or group of industries, except that it will invest substantially all of its assets (other than certain cash reserves) in securities issued by pooled investment entities that are organized in non-U.S. jurisdictions, classified as corporations for U.S. federal income tax purposes and excluded from the definition of the term “investment company” in the 1940 Act by reason of Section 3(c)(1) or 3(c)(7) thereof;

(5)
engage in the purchase or sale of real estate and real estate mortgage loans;

(6)
engage in the purchase or sale of commodities or commodity contracts, including futures contracts; and

(7)
make loans, except as permitted by the 1940 Act.

The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Underlying Funds, but do apply on an aggregate basis to investments made by the Fund directly or through the Subsidiaries.

The Fund’s investment objective is non-fundamental and may be changed by the Board.

Underlying Funds Advised by Ironwood or its Affiliates

The Fund does not presently intend to invest in Underlying Funds managed by Ironwood or any of its affiliates. However, it may do so in the future, subject to obtaining such exemptions from provisions of the 1940 Act as may be necessary.

Futures and Options Transactions

Futures and related options transactions by the Fund must constitute permissible transactions pursuant to the regulations promulgated by the Commodity Futures Trading Commission (“CFTC”). Ironwood operates the Fund pursuant to relief provided by CFTC Staff Letter No. 12-38 and an exclusion from the definition of “commodity pool operator” provided by CFTC Rule 4.5. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures and related options transactions (of which there have been none to date) in an amount generally equal to the entire value of the underlying security.

3

The Fund May Change Its Investment Objective, Policies, Restrictions, Strategies, and Techniques

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interest of the Fund and the Members. The Fund’s investment objective is not a fundamental policy and it may be changed by the Board without Member approval. Notice will be provided to Members prior to any such change.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS

Temporary Defensive Positions. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, securities of money market funds, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the U.S. government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of Ironwood, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

Illiquid Securities. The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the “Securities Act”)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities. The Board or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board.

Payment in Kind for Repurchased Units. The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions consisting of securities of Underlying Funds or securities from such Underlying Funds that are transferable to the Members. In the event that the Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Suspension of Offerings. Any offering of Units may be suspended, in the Board’s sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

Investment Through Wholly Owned Subsidiary. The Fund’s assets may be invested in an Underlying Fund through its wholly-owned and controlled foreign subsidiary, Ironwood Multi-Strategy Fund Ltd. (the “Subsidiary”).

The Subsidiary has the same investment objective as the Fund and does not receive investment advice separate from the Fund. The Subsidiary’s sole director is a director of the Fund.

The Fund complies with the provisions of the 1940 Act governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary. The Subsidiary complies with all provisions of the 1940 Act governing affiliated transactions and custody (Section 17). As of the date of this SAI none of the Fund’s assets are invested through the Subsidiary.

DIRECTORS AND OFFICERS

Directors

The Board has ultimate responsibility for overseeing the business and operations of the Fund on behalf of its members. At least a majority of the Board are and will remain persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). Subject to the provisions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”) and Delaware law, the Directors will have all powers necessary and convenient to carry out this responsibility.

The addresses, ages, and descriptions of their principal occupations during the past five years are listed below for each Director and officer of the Fund.

4

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Independent Directors
Disinterested Directors
Richard W. Meadows Age: 76 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Independent Director	Term — Indefinite Length — Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0

M. Kelley Price Age: 76 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Independent Director	Term — Indefinite Length — Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0

David Sung Age: 72 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Independent Director	Term — Indefinite Length — Since October 1, 2015	Retired since 2014; prior thereto Partner of Ernst & Young LLP	2
The Hartford Group of Funds (77 portfolios); Coller Secondaries Private Equity Opportunities Fund and Coller Private Credit Secondaries; also directorships and governance committee member with 3 private investment funds

Interested Directors(2)
Jonathan Gans Age: 54 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Chief Executive Officer / President, Director, Chairman of the Board	Term — Indefinite Length — Since inception	Chief Executive Officer and President of Ironwood	2	0

(1)
Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.
(2)
“Interested person,” as defined in the 1940 Act, of each Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

Jonathan Gans is the Chief Executive Officer and President of Ironwood. He joined the firm in 1996 and is a member of Ironwood’s Investment & Risk Committee, Management Committee, and Valuation Committee. He also serves as a Director for Ironwood’s offshore and registered funds. Jon was previously employed at St. Claire Capital Management, where he was General Counsel and Chief Operating Officer. His prior professional experience also includes positions at the Securities and Exchange Commission Division of Enforcement and Glenwood Financial Group. Jon earned a B.A., cum laude, from Williams College, a J.D. from the University of California at Los Angeles School of Law, and is a member of the State Bar of California. Jon is a chapter member of YPO Golden Gate and a Trustee of the San Francisco Museum of Modern Art (SFMOMA), where he has chaired the Investment Committee and served on the Executive Committee.

Richard W. Meadows serves as an Independent Director for each of Ironwood’s registered funds, Ironwood Institutional Multi-Strategy Fund LLC and Ironwood Multi-Strategy Fund LLC, and is a member of the audit committee. In 2010, Mr. Meadows retired from a near-thirty year career in the alternative investment industry. After managing a fund of hedge funds similar in structure to some of the private Ironwood funds in the 1980s, Mr. Meadows co-founded and served as president of Price Meadows Incorporated, a hedge fund administration company that came to be recognized by Institutional Investor’s Alpha Awards as being among the best such firms in the nation. As an administration firm, Price Meadows Incorporated was involved in back office operations, performance calculation and reporting plus audit support for hundreds of hedge funds and funds of funds. In 2008, Price Meadows Incorporated was acquired by ALPS Fund Services Inc. Mr. Meadows served as Executive Vice President of the acquiring firm until his retirement in 2010. He earned a B.S. degree in Business from the University of Idaho, and holds a Master of Business Administration degree from Washington State University.

5

M. Kelley Price serves as an Independent Director for each of Ironwood’s registered funds, Ironwood Institutional Multi-Strategy Fund LLC and Ironwood Multi-Strategy Fund LLC, and is a member of the audit committee. In 2010, Mr. Price retired from a near-thirty year career in the alternative investment industry. After managing a fund of hedge funds similar in structure to some of the private Ironwood funds in the 1980s, Mr. Price co-founded Price Meadows Incorporated, a hedge fund administration company that came to be recognized by Institutional Investor’s Alpha Awards as being among the best such firms in the nation. As an administration firm, Price Meadows Incorporated was involved in back office operations, performance calculation and reporting plus audit support for hundreds of hedge funds and funds of funds. In 2008, Price Meadows Incorporated was acquired by ALPS Fund Services Inc. Mr. Price served as Executive Vice President of the acquiring firm until his retirement in 2010. He is a 1972 graduate of Stanford University.

David Sung serves as an Independent Director for each of Ironwood’s registered funds, Ironwood Institutional Multi-Strategy Fund LLC and Ironwood Multi-Strategy Fund LLC, and serves as chair of the audit committee. Mr. Sung currently serves as an independent director, independent trustee, board member and/or an advisory committee member at certain private and public companies in the investment funds and banking sectors. In 2014, Mr. Sung retired from a thirty-five year career in the public accounting business. He was the partner in charge of leading the alternative asset management audit practice for Ernst & Young LLP in the West Coast from 1995 to 2007, the co-leader for the Ernst & Young LLP asset management audit practice in the Asia Pacific region from 2007 to 2010 and finally the market leader for the Ernst & Young LLP asset management audit practice in the Western region prior to his retirement in 2014. Mr. Sung earned a B.S. degree in Business from the University of San Francisco.

The Board believes that the significance of each Director’s experience, qualifications, attributes and skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting the Director candidates.

Board Composition and Leadership Structure. To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. Jonathan Gans, the Chairman of the Board, is an interested person of the Fund.

While there generally is no “lead” Independent Director, the Board has determined that its leadership structure is appropriate in light of the Fund’s investment objectives and policies, the small size of the Board, as well as the services that Ironwood and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships. The Board expects to play an active role in the risk oversight of the Fund and to receive risk oversight reports from Ironwood no less frequently than quarterly.

Officers

Name, Address, and Age	Positions Held with Fund	Principal Occupation(s) During the Last Five Years
Jonathan Gans Age: 54 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Chief Executive Officer, President	Chief Executive Officer and President of Ironwood

Martha Boero Age: 43 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Treasurer	Chief Financial Officer of Ironwood since January 2023; prior thereto Chief Accounting Officer of Ironwood

6

Name, Address, and Age	Positions Held with Fund	Principal Occupation(s) During the Last Five Years
Alison Sanger Age: 55 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Secretary	Chief Operating Officer of Ironwood
Michael Mazur Age: 42 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Chief Compliance Officer	Chief Compliance Officer of Ironwood since 2022; prior thereto Vice President, Regulatory & Compliance of Ironwood

Martha Boero joined Ironwood in 2006 and is a Partner and Chief Financial Officer. Martha is responsible for overseeing financial and accounting matters for the firm, as well as supervising Ironwood’s fund accounting team. Martha is a member of the firm's Management Committee, Operational Due Diligence Committee, Valuation Committee, and Compliance Committee. She also serves as Treasurer for Ironwood's registered funds. Prior to Ironwood, Martha worked as a Performance Analyst for the PrivateEdge Group at State Street Bank. Martha received a B.S. in Accounting and Finance from Boston College.

Alison Sanger joined Ironwood in 2005 and is a Partner and Chief Operating Officer. Alison is responsible for overseeing all of Ironwood’s operations including: legal, operational due diligence, compliance, administration, and accounting. Alison is a member of the firm’s Management Committee, Operational Due Diligence Committee, Valuation Committee, and Compliance Committee. Prior to Ironwood, Alison was a Principal with Banc of America Prime Brokerage. Prior to Banc of America, Alison spent two years with Grosvenor Capital Management and five years with the Hedge Fund Advisory Group of Arthur Andersen, LLP. Alison received a B.S. in Accountancy from Miami University in Oxford, Ohio. Alison served as a Board Member of the Miami University Foundation from 2017-2023 as a member of the Investment Committee overseeing management and stewardship of the Miami University endowment. She is also a member of the Board of Regents for Bishop O’Dowd High School. In 2017, Alison was named to the EY Hedge Fund Journal’s list of Top 50 Women in Hedge Funds.

Michael Mazur joined Ironwood in 2017 and is Chief Compliance Officer. Michael is responsible for overseeing the day-to-day management of Ironwood’s regulatory and compliance program and liaising with Ironwood’s compliance consultant, ACA Group. He is a member of the firm’s Compliance Committee and is the Secretary for Ironwood’s registered funds. Prior to Ironwood, Michael worked as a Senior Associate in the compliance group at Mesirow Advanced Strategies. Michael received a B.S. in Management from Emmanuel College and an M.B.A. from Roosevelt University.

Committees of the Board

The Board has formed an Audit Committee that has the responsibility and power to: (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of key service providers; (ii) approve, and recommend to the full Board for its ratification and approval in accord with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by the established pre-approval policies and procedures pursuant to which (A) the policies and procedures are detailed as to the particular service, (B) the Audit Committee is informed of each service, and (C) the Audit Committee’s responsibilities under the Exchange Act, may not be delegated to management (which, for purposes of this paragraph, includes the appropriate officers of the Fund, Ironwood, the Fund Administrator, the Regulatory Compliance Consultant and other key service providers (other than the independent auditors)); (iv) pre-approve all non-audit services provided by the Fund’s independent auditor to Ironwood and any entity controlling, controlled by, or under common control with Ironwood that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; (v) attempt to identify, through reports from the auditor and discussions with management: (A) conflicts of interest between management and the independent auditor as a result of employment relationships; (B) the provision of prohibited non-audit services to the Fund by the independent auditor; violations of audit partner rotation requirements; and (C) prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund; (vi) (A) ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; (B) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (C) recommend that the Board take appropriate action in response to such formal written statement to satisfy themselves of the independent auditors’ independence; (vii) meet with the Fund’s independent auditors and management, including private meetings, as appropriate, to: (A) review the form and substance of the Fund’s financial statements and reports and to report the result of such meetings to the full Board; (B) review the arrangements for and the scope of the annual audit and any special audits or other special services; (C) discuss any matters of concern arising in connection with audits of the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audits; (D) review the quality and adequacy of the internal accounting staff (which, for purposes of this paragraph, includes the appropriate officers and employees of the Fund, Ironwood, the Fund Administrator, the Regulatory Compliance Consultant and other key service providers (other than independent auditors); (E) consider the independent auditors’ comments with respect to the appropriateness and adequacy of the Fund’s financial policies, procedures and internal accounting controls (including computer system controls and controls over the net asset valuation process and the adequacy of the computer systems and technology used in the Fund’s operations) and review management’s responses thereto; (F) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380) requires discussion; and (G) review with the independent auditors their opinions as to the fairness of the financial statements; (viii) consider the effect on the Fund of: (A) any changes in accounting principles or practices proposed by management or the independent auditors; (B) any changes in service providers, such as accountants or administrators for the Fund, that could impact the Fund’s internal controls; or (C) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; (ix) review the fees charged by the independent auditors for audit and non-audit services; and (x) report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

7

The Audit Committee currently consists of each of the Fund’s Independent Directors and shall always be composed entirely of Independent Directors. David Sung has been designated as the lead member of the Audit Committee for purposes of interacting with the Fund’s independent auditor.

During the fiscal year ended April 30, 2026, the Audit Committee met four times.

At such times as one of the Independent Directors notifies the Board of his intent to step down from the Board, the Board will form a Nominating Committee. The Nominating Committee will have the power to nominate directors of the Fund who are not “interested persons” of the Fund as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action. The Committee will initially consist of each of the Fund’s Independent Directors. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by Members.

All actions taken by a committee of the Board will be recorded and reported to the full Board at its next meeting following such actions.

Board Oversight of Risk Management

While the Board generally considers day-to-day risk oversight a function of the Fund’s officers and personnel of Ironwood, the Board carefully considers risk management matters and requests and receives reports on a variety of matters relevant to that function. By way of example:

●
The Board receives regular written reports on position size for the Fund’s Underlying Funds, their correlation and liquidity profiles, and other commonly considered portfolio risk factors.

●
The Board regularly meets with the Fund’s Chief Compliance Officer to discuss specific risk management protocols overseen by the compliance department, such as compliance with various ongoing investment restrictions.

●
The Board regularly meets with senior management of Ironwood to discuss operational and business risks presented by dealings with Ironwood, such as reliance on key personnel and Ironwood’s ownership structure, affiliate relationships and financial position.

●
The Board regularly considers questions relating to the valuation of particular Underlying Funds.

●
The Board reviews certain operational risks presented by dealings with such service providers as the Custodian and the Fund Administrator.

The Board does not maintain a specific committee devoted to risk management responsibilities, in part because the small size of the Board does not require streamlining by committees. The Board also does not maintain any specific Board reporting protocols for Ironwood’s risk management personnel and has not specified that risk management or reporting should be centralized in any one person or separate body.

8

Director Ownership of Securities in the Fund and in all Other Registered Investment Companies in the Fund Family

The table below provides the dollar range of equity securities owned by each Director, as of April 30, 2026, in the Fund and in all other registered investment companies overseen by the Director within the same family of investment companies as the Fund.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Director
Jonathan Gans	Over $1,000,000	Over $1,000,000
Independent Directors
Richard W. Meadows	$100,001 to $500,000	$100,001 to $500,000
M. Kelley Price	$100,001 to $500,000	$100,001 to $500,000
David Sung	$0	$0

Independent Director Ownership of Securities in Ironwood, the Distributor and Related Entities

None of the Independent Directors owned securities of Ironwood or the Distributor, or any entity directly or indirectly controlling, controlled by or under common control with Ironwood or the Distributor (not including registered investment companies), as of April 30, 2026.

Director and Officer Ownership of Securities

As of April 30, 2026, the Directors and Officers of the Fund owned, in the aggregate, $2,258,321 in Units of the Fund.

Director Compensation

Effective April 1, 2026, each Independent Director is paid a fee of $150,000 per annum. In addition, the Independent Directors are reimbursed for travel and other expenses incurred in connection with attendance at their meetings. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee. Other officers and Directors of the Fund receive no compensation. Prior to April 1, 2026, each Independent Director was paid a fee of $130,000 per annum.

The following table summarizes the compensation paid to the Directors of the Fund and the Feeder Fund, including Committee fees, for the period from May 1, 2025 through April 30, 2026.

Name of Director	Aggregate Compensation from Fund and Feeder Fund	Pension or Retirement Benefits Accrued as Part of Fund and Feeder Fund Expenses	Estimated Annual Benefits Upon Retirement	Total compensation From Fund and Feeder Fund Paid to Director
Richard W. Meadows	$131,667	N/A	N/A	$131,667
M. Kelley Price	$131,667	N/A	N/A	$131,667
David Sung	$131,667	N/A	N/A	$131,667

9

Portfolio Manager Ownership of Securities

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of April 30, 2026	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of April 30, 2026
Jonathan Gans	Over $1,000,000	Over $1,000,000
Simon Hong	$0	$0
Benjamin Zack	$0	$0

Compensation of Portfolio Managers

Jonathan Gans is an employee and owner of Ironwood and is compensated solely by Ironwood. As an owner of Ironwood, he receives base compensation and also participates in Ironwood's profits and losses. Mr. Gans does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

Simon Hong is an employee and owner of Ironwood and is compensated solely by Ironwood. Mr. Hong receives a combination of base compensation, discretionary compensation and compensation related to equity ownership in Ironwood. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite”, which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Hong may elect to defer a portion of his discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Hong does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

Benjamin Zack is an employee and owner of Ironwood and is compensated solely by Ironwood. As an owner of Ironwood, he receives base compensation and also participates in Ironwood’s profits and losses. He also receives discretionary compensation. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite”, which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Zack may elect to defer a portion of his discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Zack does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

Portfolio Manager Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of Ironwood. The tables below show, for each portfolio manager, the number and asset size of (i) SEC-registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of April 30, 2026.

See pages 44 to 46 of the Prospectus for details of certain conflicts of interest between the Fund and Ironwood and its principals.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies		Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	1	(1)	$6.69 billion	0	$0
Simon Hong	1	(1)	$6.69 billion	0	$0
Benjamin Zack	1	(1)	$6.69 billion	0	$0

(1)
The other registered investment company managed by this portfolio manager is the Feeder Fund.

10

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	2	$2.19 billion	0	$0
Simon Hong	2	$2.19 billion	0	$0
Benjamin Zack	2	$2.19 billion	0	$0

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	0	$0	0	$0
Simon Hong	0	$0	0	$0
Benjamin Zack	0	$0	0	$0

LIQUIDITY REQUIREMENTS

The Fund’s portfolio is not subject to any minimum liquidity requirement.

CODE OF ETHICS

The Fund and Ironwood each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and Ironwood from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov. A copy of each code of ethics may be obtained by request to Ironwood.

Ironwood’s code of ethics allows personnel to invest in securities for their own account, but generally requires compliance with the code’s pre-clearance requirements and other restrictions.

PERFORMANCE INFORMATION

Advertisements and sales literature relating to the Fund as well as reports to Members may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which the investment performance is being shown.

Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance.

The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor’s 500, the Russell 2000, the Hedge Fund Research Inc.’s HFRI FOF Conservative Index, the Bloomberg U.S. Aggregate Bond Index or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds, such as Hedge Fund Research Inc.’s HFRI Equity Hedge Index). Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

11

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser. Under an investment management agreement among Ironwood, the Fund and the Feeder Fund (the “Investment Management Agreement”), Ironwood, a registered investment adviser, provides investment advisory services to the Fund. Ironwood’s address is One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105. Ironwood buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. As necessary, Ironwood is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

Ironwood serves as investment adviser to the Fund and other institutional accounts. As of July 31, 2026, Ironwood had total assets of approximately $9.3 billion under management.

Ironwood serves as investment adviser to other registered and/or private investment funds that utilize investment programs similar to that of the Fund, and Ironwood and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to the general oversight of the Board and in accordance with the investment objective, policies and restrictions of the Fund, Ironwood provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement.

Under the Investment Management Agreement, the Fund will indemnify Ironwood and its Affiliates and their respective partners, directors, officers, shareholders, employees, and controlling persons against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Fund; provided that (i) the same were not the result of willful misfeasance, bad faith or gross negligence on the part of Ironwood or its Affiliates; and (ii) Affiliates of Ironwood will be entitled to indemnification only for losses incurred by such Affiliates in performing the duties of Ironwood and acting wholly within the scope of the authority of Ironwood.

The Investment Management Agreement may be terminated by the Board, by a majority vote of the Members (as determined pursuant to Section 2(a)(42) of the 1940 Act), or by Ironwood.

For the fiscal years ended April 30, 2024, 2025 and 2026, Ironwood was paid $58,693,647, $63,901,226 and $73,326,276, respectively, for its advisory services and calculated net of fee waivers. For the fiscal years ended April 30, 2024, 2025 and 2026, amounts waived by Ironwood were $0, $0 and $0, respectively.

Ironwood will also be the investment manager to the Subsidiary at no additional cost to the Funds and on substantially similar terms.

The Fund is party to contractual arrangements with various parties that provide services to the Fund, including Ironwood, the Distributor, the Custodian, and the Transfer Agent, among others. Members are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Also, while the Prospectus and the SAI describe pertinent information about the Fund, neither the Prospectus nor the SAI represent a contract between the Fund and any member or any other party.

FUND ADMINISTRATOR

The Bank of New York Mellon, whose principal business address is 301 Bellevue Parkway, Wilmington, DE 19809, will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to the Administration Services Agreement.

Pursuant to the Administration Services Agreement, the Fund Administrator provides the following services, among others: journalizing investment, capital, income and expense activities; maintaining historical tax lots for each security; recording and reconciling corporate action activity and all other capital changes; reconciling cash and investment balances of the Fund and providing information about available cash balances; calculating contractual expenses, including Advisory Fees; monitoring expense accruals; calculating capital gains and losses; determining net income; and obtaining net asset values from Underlying Funds and calculating net asset values in accordance with the Fund’s Prospectus, the LLC Agreement and Valuation Policy.

In consideration for these services (and certain services relating to the Feeder Fund), the Fund pays the Fund Administrator a monthly administrative fee.

12

REGULATORY COMPLIANCE CONSULTANT

ACA Group has a principal business address at 909 Rose Avenue, Suite 950, N. Bethesda, MD 20952. ACA Group provides compliance consulting services and support pursuant to a written agreement to assist Ironwood with the following: (i) the maintenance of a compliance program that meets the requirements of Rule 38a-1 under the 1940 Act; (ii) the maintenance of a code of ethics program that meets the requirements of Rule 17j-1 under the 1940 Act; (iii) the Fund’s compliance requirements; (iv) monitoring, preparation and filing of regulatory filings required to be made by the Fund; and (v) responding in the event of a regulatory exam of the Fund.

In consideration for these services (and services relating to the Feeder Fund), the Fund pays the Regulatory Compliance Consultant a semi-annual fee.

CUSTODIAN

The Fund has entered into a custody agreement with The Bank of New York Mellon (the “Custodian”) to act as the Fund’s custodian of all securities and cash at any time delivered to the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and the rules and regulations promulgated thereunder or in connection therewith. The Custodian may place certain of the Fund’s assets with subcustodians and/or depositories. The Custodian will also act as custodian of the assets of the Subsidiaries.

The Custodian’s principal business address is 240 Greenwich Street, 17W, New York, NY 10286.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, whose principal business address is 155 North Wacker Drive, Chicago, IL 60606, has been selected as the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

DISTRIBUTOR

The Distributor, Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, acts as distributor of the Units during the continuous offering of the Units pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the respective units under the U.S. securities laws and the registration and qualification of units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus, SAI and any other sales material (and any supplements or amendments thereto).

The Distribution Agreement continues in effect for two years from the date of its execution and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board, including the Independent Directors who have no direct or indirect financial interest in the Distribution Agreement, or the vote of a majority of the outstanding Units of the Fund, in accordance with, and as defined in, Section 15 of the 1940 Act.

The Distribution Agreement may be terminated, without the payment of any penalty: (i) through a failure to renew the Distribution Agreement at the end of a term, or (ii) upon mutual consent of the Fund and the Distributor. Further, the Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Fund through a vote of a majority of the members of the Board who are not interested persons, as that term is defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Distribution Agreement or by a vote of a majority of the outstanding Units of the Fund, in accordance with, and as defined in, Section 15 of the 1940 Act, or by the Distributor.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units.

The Distributor is not affiliated with Ironwood, the Fund Administrator, or the Custodian.

Pursuant to a related Distribution Services Agreement among the Fund, the Feeder Fund, Ironwood and the Distributor, the Fund pays the Distributor certain fees for providing distribution services to the Fund and the Feeder Fund and reimburses certain expenses incurred by the Distributor in connection with the registration of the Fund’s and the Feeder Fund’s units for sale. The fee is paid monthly to the Distributor based on the Fund’s net asset value. For the fiscal year ended April 30, 2026, those monthly fees aggregated $312,259.

13

The maximum amount of items of compensation payable to the Distributor under the Distribution Services Agreement, including the reimbursement of out-of-pocket expenses, will not exceed 2.65% of the gross offering proceeds of the Fund.

The maximum amount of all items of compensation payable to members of the Financial Industry Regulatory Authority will not exceed 6.25% of gross offering proceeds in accordance with FINRA Rule 2341.

EXPENSE LIMITATION AGREEMENT

Ironwood has entered into an agreement with the Fund and the Feeder Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive advisory fees payable to Ironwood by the Fund and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, custody fees, interest expense (including loan commitment fees) incurred in connection with the Fund’s credit facilities, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, and the Advisory Fee) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement, before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed on the Fund as of such date.

The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by Ironwood, any expenses in excess of the Expense Limitation and repay Ironwood such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus. For the avoidance of doubt, the Fund will make such a repayment to Ironwood only if, in doing so, it remains in compliance with the Expense Limitation as if then in effect at the same level as when the relevant expenses were waived.

The Expense Limitation Agreement will be automatically renewed for the period September 1 through August 31 of each calendar year, unless Ironwood provides written notice to the Fund and the Feeder Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

CALCULATION OF FEES

If, consistent with the provisions of the LLC Agreement of the Fund and the Fund’s then current registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

LEGAL COUNSEL

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, acts as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS

Many of the Fund’s transactions are effected directly with Underlying Funds and such transactions generally are not subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Underlying Funds or parties acting on behalf of or at the direction of Underlying Funds. Portfolio transaction orders may be directed to any broker (excluding the Distributor), including other affiliates of the Fund.

The Fund did not pay brokerage commissions during the fiscal years ended April 30, 2024, 2025 and 2026.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in securities issued by Underlying Funds. As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds. Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

14

To the extent that the Fund receives notices or proxies from Underlying Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities to Ironwood. Ironwood will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)
Ironwood will generally vote in favor of normal corporate housekeeping proposals, including, but not limited to, the following:

(A)
election of directors (where there are no related corporate governance issues);

(B)
selection or reappointment of auditors; or

(C)
increasing or reclassification of common stock.

(ii)
Ironwood will generally vote against proposals that:

(A)
make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)
introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to Underlying Advisers, redemption rights provided by Underlying Funds, investment objective modifications, etc.), Ironwood will determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund. In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to): (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry. In addition, the Policies provide procedures that address conflicts of interest between Ironwood and a client with respect to voting proxies.

The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund’s Form N-PX are available: (i) without charge, upon request, by calling the Fund at 1-415-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

PRIVACY STATEMENT

Ironwood believes that protecting the privacy of investors’ nonpublic personal information (“personal information”) is of the utmost importance. Personal information is nonpublic information about Members that is personally identifiable and that Ironwood obtains in connection with providing a financial product or service to investors. For example, personal information includes information regarding each Member’s account balance and investment activity. This notice describes the personal information that Ironwood collects about investors, and Ironwood’s treatment of that information.

Ironwood collects personal information about investors from the following sources:

(i)
Information it receives from investors in the investor certification; and

(ii)
Information about investors’ transactions with Ironwood, the Fund, their affiliates or others (for example, account activity and balances).

Ironwood does not disclose any personal information it collects, as described above, about its customers or former customers to anyone other than (1) in connection with the administration, processing and servicing of customer accounts or to its accountants, attorneys and auditors, (2) information required or authorized to be disclosed to government agencies, courts, parties to lawsuits or regulators in response to subpoenas, or (3) as otherwise permitted by law.

Ironwood restricts access to personal information it collects about investors to its personnel who need to know that information in order to provide products or services to investors.

Ironwood maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard Members’ nonpublic personal information.

Ironwood reserves the right to change this privacy notice, and to apply changes to information previously collected, as permitted by law. Ironwood will inform investors of any changes as required by law.

15

Members with questions on this policy may contact Ironwood at (415) 777-2400.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm thereon, appearing in the Fund’s Annual Report for the period from May 1, 2025 to April 30, 2026 are incorporated by reference in the SAI. The Fund’s audited Annual Report is available upon request and free of charge by contacting the Fund at 833-990-2394.

16

Ironwood Institutional Multi-Strategy Fund LLC &
Ironwood Multi-Strategy Fund LLC

Form of Subscription Document & Investor Certification

This certificate relates to the “Fund” selected below and is given to you with respect to a potential purchase of units of limited liability company interest of the Fund (the “Units”). Capitalized terms not defined herein have the meaning given in the Prospectus.

ACCOUNT REGISTRATION NAME:

BROKER/CUSTODIAN ACCOUNT NUMBER (if applicable):

SUBSCRIPTION AMOUNT:	$

FUND SELECTION AND SALES CHARGE (if applicable):

☐
Ironwood Institutional Multi-Strategy Fund LLC (Advisory): No Sales Charge
☐
Ironwood Multi-Strategy Fund LLC (Placement): Up to 3%*   $_________________
*In connection with your investment in the Fund, the placement agent will receive an upfront Sales Charge (or “placement fee”) of up to 3.0% of the subscription amount. The Sales Charge will be charged directly to you by the placement agent, will be paid in addition to your total subscription amount, and will not constitute part of your investment in the Fund.

I.
SUBSCRIPTION AGREEMENT

All Annual Distributions relating to the Units will be reinvested in full and fractional Units at the net asset value per Unit next determined on or after the payable date of such Annual Distribution, unless I submit a written request to Ironwood, together with the submission of my Subscription Agreement, stating that I instead would like to receive Annual Distributions in cash.

I hereby confirm that I understand and agree that should I (or the company) purchase Units, the following conditions will apply to the ownership and transfer of the Units:

(A)
Units may be held only in “book entry” form registered with the Fund Administrator, acting in its capacity as transfer agent for the Fund; and

(B)
Upon any transfer of a Unit (or portion thereof) in violation of the foregoing clause (A), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase all or a portion of any such improperly transferred Unit.

I further certify that:

(A)
I understand that it may be a violation of U.S. state and/or federal law for me to provide this certification if I know that it is not true.

(B)
The undersigned, if an individual, is over 21 years old and is legally competent to execute this investor certification; the undersigned, if an entity, is duly authorized and qualified to become a Member of the Fund and the individual signing this investor certification and the other documents delivered herewith on behalf of the undersigned has been duly authorized by the undersigned to do so.

(C)
The undersigned has carefully reviewed and understands the various risks of an investment in the Fund, including those summarized under “Certain Risk Factors” and described in greater detail elsewhere in the Prospectus; the undersigned understands that an investment in the Fund is speculative and the undersigned can afford to bear the risks of an investment in the Fund, including the risk of losing the undersigned’s entire investment.

(D)
The undersigned understands that Ironwood and the Fund are subject to conflicts of interest, including those summarized under “Conflicts of Interest” in the Prospectus.

17

(E)
The undersigned agrees to provide any information deemed necessary by the Fund, Ironwood or the Fund Administrator in their sole discretion to comply with their respective anti-money laundering programs, legal obligations and related responsibilities from time to time.

(F)
The undersigned represents that it is not a Prohibited Investor. A “Prohibited Investor” includes (i) an individual, entity or organization identified on any U.S. Office of Foreign Assets Control “watch list”; (ii) a foreign shell bank; and (iii) a person or entity resident in, or whose subscription funds are transferred from or through, a jurisdiction identified as non-cooperative by the U.S. Financial Action Task Force. The undersigned represents that it does not have any affiliation of any kind with an individual, entity or organization described in (i) above.

(G)
The undersigned certifies that the funds to be invested in the Fund were not derived from any activities that may contravene U.S. or non-U.S. anti-money laundering laws or regulations.

(H)
The undersigned represents that it is not a Politically Exposed Person. A “Politically Exposed Person” is a senior foreign political figure,1 an immediate family member of a senior foreign political figure2 or a close associate of a senior foreign political figure.3

(I)
To the extent the undersigned has beneficial owners or is an intermediary subscribing for Interests on behalf of one or more investors or beneficial owners (collectively, “Owners”): (i) it has carried out thorough due diligence to establish the identities of all such Owners; (ii) based on such due diligence, the undersigned reasonably believes that no such Owners are Prohibited Investors; (iii) it has conducted enhanced due diligence on any Owner who is a Politically Exposed Person; (iv) based on such enhanced due diligence, the undersigned has no reason to believe that the funds invested by each such Politically Exposed Person involve the proceeds of official corruption; (v) it has no reason to believe that the funds invested or to be invested by Owners were derived from activities that may contravene any U.S. or non-U.S. anti-money laundering laws or regulations; (vi) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the undersigned’s complete withdrawal from the Fund; and (vii) it will make available such information and any additional information requested by the Fund, Ironwood or the Fund Administrator that is required under applicable regulations, to the extent permitted by applicable law.

(J)
The undersigned understands and agrees that any repurchase proceeds paid to the undersigned will be paid to the same account from which the undersigned’s investment in the Feeder Fund was originally remitted, unless the Fund (in consultation with the Fund Administrator), in its discretion, agrees otherwise.

(K)
I have read the Prospectus and the Statement of Additional Information of the Fund, including the investor qualification and investor eligibility provisions contained therein.

(L)
I understand that an investment in the Fund involves a considerable amount of risk and that some or all of my investment may be lost.

(M)
I understand that an investment in the Fund is appropriate only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

(N)
I am aware of the Fund’s limited provisions for transferability and repurchase of Units and have carefully read and understand the “Repurchases of Units” and “Transfers of Units” provisions in the Prospectus, including the requirement to pay a 5.00% Early Repurchase Fee for tenders during the applicable Lock Up Period.

(O)
I understand that the Fund, Ironwood, and their respective affiliates are relying on the certification and agreements made herein in determining my qualification for an investment in the Fund.

1 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation.  In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
2  “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

18

(P)
I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Ironwood and its affiliates and hold harmless from any liability that it may incur as a result of this certification being untrue in any respect.

If I am acting on behalf of, or using any assets of, (i) an “employee benefit plan” as defined in and subject to the fiduciary responsibilities of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) an entity deemed to hold “plan assets” as a result of investments in the entity by such employee benefit plans or plans, I further certify, on my own behalf and on behalf of such Plan, that:

(A)
The fiduciary of the Plan who has caused the Plan to acquire Units (i) is aware of and understands the Fund’s investment objective, policies, and strategies, (ii) has considered an investment in the Fund for such Plan in light of the risks relating thereto, as well as all other relevant investment factors, and (iii) if the Plan is subject to ERISA, has determined that, in view of such considerations, the investment in the Fund for such Plan is consistent with the Plan Fiduciary’s responsibilities under ERISA;

(B)
The investment in the Fund by the Plan does not violate and is not otherwise inconsistent with (i) the terms of any legal document constituting the Plan, any trust agreement thereunder, or any other constituent document and (ii) if the Plan is subject to ERISA, with the terms of ERISA;

(C)
The Plan’s investment in the Fund has been duly authorized and approved by all necessary parties;

(D)
The fiduciary of the Plan who has caused the Plan to acquire the Units (i) is authorized to make, and is responsible for, the decision for the Plan to invest in the Fund, including, if the Plan is subject to ERISA, the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of Ironwood, the Distributor, each other selling agent, and each of their respective affiliates, and (iii) is qualified to make such investment decision and (iv) has not relied on any individualized advice or recommendation of Ironwood, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees in connection with the decision to invest in the Units; and

(E)
The purchase and holding of Units by the Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code.

II.
INVESTOR QUALIFICATION & CERTIFICATION

Select one:

_____
[For individual investors] By checking the foregoing box, I hereby certify that (check one):

______	(a) I have a net worth[4], or joint net worth with my spouse or spousal equivalent[5], in excess of $1,000,000 (excluding the value of my primary residence).

______	(b) I have had an individual annual adjusted gross income during the last two full calendar years of in excess of $200,000 (or joint income together with my spouse or spousal equivalent in excess of $300,000) and reasonably expect to have an annual income in excess of $200,000 (or joint income together with my spouse or spousal equivalent in excess of $300,000) during the current calendar year, I have no reason to believe that my income will not remain in excess of $200,000 (or joint income in excess of $300,000) for the foreseeable future.

4 “Net worth” for these purposes means the excess of total assets at fair market value, including home furnishings and automobiles (but excluding the value of a prospective Member’s primary residence) over total liabilities.  For purposes of determining the value of the primary residence to be excluded from net worth, the investor should exclude the amount by which the estimated fair market value of his or her primary residence exceeds the outstanding balance of any indebtedness secured by that primary residence.  If any such indebtedness exceeds the estimated fair market value of such primary residence, the undersigned should reduce his or her net worth by the amount of any such excess indebtedness.  The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the proposed subscription date.  In addition, if outstanding indebtedness secured by the undersigned’s primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed subscription ate (i.e., due to a home equity loan), the undersigned should reduce his or her net worth by the amount of such increase.
5 “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

19

______
(c) I hold, in good standing, a FINRA Series 7, Series 82 or Series 65 license or any such other professional certification, designation or credential that has been designated by an order of the SEC as qualifying an individual for accredited investor status. Please list each such professional certification, designation or other credential held by me. As applicable, please list the FINRA member or investment adviser with which I am associated.

______
(d) I am a “family client” of a “family office” (as such terms are defined in Rule 202(a)(11)(G)–1 under the Advisers Act) and such family office has total assets under management in excess of $5,000,000, such family office was not formed for the specific purpose of acquiring the Units and my prospective investment in the Fund is directed by a representative of such family office who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment in the Units.

_____
[For entities] By checking the foregoing box, I hereby certify that the entity on behalf of which I am signing either (i) has a net worth of more than $2,700,000; or (ii) all of the equity owners, unit owners and participants of the undersigned are accredited investors.

III.
SUBSCRIBER INFORMATION

Account Owner’s Legal Name(s):

If the Account is an entity, enter Tax ID/EIN:

Legal Address (not a P.O. Box):

Legal City, State & Zip:

Mailing Address (if different from legal):

Mailing City, State & Zip:

IV.
ACCOUNT OWNER STRUCTURE (I hereby further certify that I agree to produce evidence to support the following certifications upon request.):

TAXABLE
☐	Individual	☐	Estate
☐	Joint Tenants in Common	☐	Trust
☐	Joint Tenants w/Rights of Survivorship	☐	C-Corp
☐	LLC (treated as a corporation for tax)	☐	S-Corp
☐	LLC (treated as a partnership for tax)	☐	General Partnership
☐	LLC (disregarded entity for tax purposes)	☐	Limited Partnership
☐	Other_______________________________

20

TAX-EXEMPT
☐	Public Pension	☐	Profit Sharing Plan
☐	Private Pension Plan	☐	IRA
☐	Taft Hartley Plan	☐	501(c)(3)
☐	Other_______________________________	☐	Charitable Trust

Beneficial Owner or Controlling Person #1 (for an entity a Controlling person can be a Trustee, General Partner, Managing Member, Director or appointed Officer):

Name:

Legal Address (if different):

Legal City, State & Zip (if different):

Social Security Number:	Date of Birth:

Phone Number:	E-mail:

Beneficial Owner or Controlling Person #2 (if applicable):

Name:

Legal Address (if different):

Legal City, State & Zip (if different):

Social Security Number:	Date of Birth:

Phone Number:	E-mail:

V.
FINANCIAL ADVISOR INFORMATION

Advisor Name:

Firm Name:	Branch Name/Number (if applicable):

CRD#:	Representative ID:

Phone Number:	E-mail:

Client Service Associate or operations contact:

Phone Number:	E-mail:

VI.
ADDITIONAL CONTACTS

Please list any additional contacts you wish to be added to this account (e.g., accountants, assistants, custodians, trustees). They will receive postal copies.

21

Additional Contact Name:

Mailing Address:

City, State & Zip:

VII.
ELECTRONIC DELIVERY CONSENT ELECTION
I acknowledge that, as a holder of Fund Units, I will be entitled to receive certain communications, including but not limited to prospectuses, annual and semi-annual financial reports, tender offer documents, regulatory notices (including privacy notices), investor statements, any applicable tax reporting, and certain other communications, from the Fund (collectively, the “Investor Communications”). I agree to electronic distribution of all Investor Communications via e-mail and/or website access, in lieu of mailed hardcopies. In the case of website delivery, a notice will be sent by mail and/or by e-mail to the address provided above when an Investor Communication is available for viewing online. Any additional instructions for accessing Investor Communications will be provided in the notice. I understand that a computer or other electronic device with Internet connection, a valid e-mail account and a printer that can print items from a computer or other electronic storage device will be required to access, print and retain Investor Communications received electronically. I also understand that I may revoke this consent to electronic delivery at any time and receive hardcopies of Investor Communications instead.

☐ Yes	☐ No

You must register on the Ironwood website to initiate e-delivery. Please contact Ironwood for instructions.

VIII.
TAXPAYER IDENTIFICATION NUMBER CERTIFICATION
Under penalties of perjury, I certify that:

1.
The number shown above is my correct taxpayer identification number.

2.
I am not subject to backup withholding because I am exempt from backup withholding or I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends; or the IRS has notified me that I am no longer subject to backup withholding.

3.
I am a U.S. person (including a U.S. resident alien).

4.
The FATCA code entered on this form (if any) indicating that the payee is exempt from FATCA reporting is correct.

Certification instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Exempt payee code (if any) _______

Exemption from FATCA reporting code (if any) _______

22

IX.
SIGNATURES
If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory.

Subscriber’s Signature	Subscriber’s Signature ( if applicable)

Subscriber’s Name	Subscriber’s Name (if applicable)

Subscriber’s Title	Subscriber’s Title (if applicable)

Date	Date

All documentation and funding must be received generally on or before the fifth Business Day prior to the relevant subscription date, which may be extended at the Fund’s discretion (or such other acceptance date set by the Fund and notified to prospective Members prior to a subscription date).

We are required by state law to inform you that your property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Originals are not required. Executed and scanned forms should be submitted to ironwoodis@bnymellon.com and investorservices@ironwoodpartners.com or by fax at (415) 777-2600.

If you have questions, please contact Ironwood at investorservices@ironwoodpartners.com or by calling (415) 777-2400 or (833) 990-2394.

23

Part C. OTHER INFORMATION
IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND LLC (THE “REGISTRANT”)

Item 25.
Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part A: Financial Highlights

Included in Part B: The following financial statements are incorporated by reference to the Registrant’s Annual Report for the Fiscal Year ended on April 30, 2026, filed with the SEC on June 26, 2026.

(1)	Report of Independent Registered Public Accounting Firm, dated June 17, 2026.

(2)	Consolidated Statement of Assets and Liabilities as of April 30, 2026.

(3)	Consolidated Statement of Operations, dated April 30, 2026.

(4)	Consolidated Statement of Changes in Net Assets, dated April 30, 2026.

(5)	Consolidated Statement of Cash Flows, dated April 30, 2026.

(6)	Notes to Consolidated Financial Statements, dated April 30, 2026.

(2)	Exhibits:

(a)(1)
Limited Liability Company Agreement, previously filed as Exhibit (a)(1) to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 15, 2010.

(a)(2)
Third Amended and Restated Limited Liability Company Agreement, previously filed as Exhibit (a)(2) to the Registrant’s Post-Effective Amendment No. 1 to the registration statement (Nos. 333-197489 and 811-22463) on March 13, 2015.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Not applicable.

(e)
Contained within the Third Amended and Restated Limited Liability Company Agreement, previously filed as Exhibit (a)(2) to the Registrant’s Post-Effective Amendment No. 1 to the registration statement (Nos. 333-197489 and 811-22463) on March 13, 2015.

	(f)	Not applicable.

	(g)(1)	Investment Management Agreement, previously filed as Exhibit (g) to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 15, 2010.

(g)(2)
Amended and Restated Investment Management Agreement, previously filed as Exhibit (g)(2) to the Registrant’s Post-Effective Amendment No. 3 to the registration statement (Reg. Nos. 333-169122, 811-22463) on May 1, 2012.

	(h)(1)	Distribution Agreement, previously filed as Exhibit (h) to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 15, 2010.

(h)(2)
First Amendment to the Distribution Agreement, previously filed as Exhibit (h)(1) to the Registrant’s Pre-Effective Amendment No. 3 to the registration statement (Reg. Nos. 333-169122, 811-22463) on December 23, 2010.

1

(h)(3)
Supplement to the Distribution Agreement, previously filed as Exhibit (h)(3) to the Registrant’s Post-Effective Amendment No. 4 to the registration statement (Reg. Nos. 333-169122, 811-22463) on May 15, 2012.

(h)(4)
Amended and Restated Distribution Services Agreement, previously filed as Exhibit (h)(4) to the Registrant’s Post-Effective Amendment No. 3 to the registration statement (Nos. 333-197489 and 811-22463) on July 11, 2016.

(h)(5)	Distribution Agreement Novation, previously filed as Exhibit (h)(5) to the Registrant’s Post-Effective Amendment No. 5 to the registration statement (Nos. 333-197489 and 811-22463) on July 11, 2017.

(h)(6)
Distribution Services Agreement Novation, previously filed as Exhibit (h)(6) to the Registrant’s Post-Effective Amendment No. 5 to the registration statement (Nos. 333-197489 and 811-22463) on July 11, 2017.

(i)	Not applicable.

(j)(1)
Form of Custody Agreement between The Bank of New York Mellon and the Registrant, previously filed as Exhibit (j)(2) to the Registrant’s Pre-Effective Amendment No. 2 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 28, 2010.

(k)(1)
Form of Amended and Restated Expense Limitation Agreement, previously filed as Exhibit (k)(1) to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Reg. Nos. 333-257852, 811-22463) on August 25, 2021.

(k)(2)
Regulatory and Compliance Support Services Agreement, previously filed as Exhibit (k)(2) to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 15, 2010.

(k)(3)
Escrow Agreement between CSC Trust Company of Delaware and the Registrant, previously filed as Exhibit (k)(3) to the Registrant’s Pre-Effective Amendment No. 2 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 28, 2010.

(k)(4)
Amendment to the Escrow Agreement between CSC Trust Company of Delaware and the Registrant, previously filed as Exhibit (k)(7) to the Registrant’s Pre-Effective Amendment No. 3 to the registration statement (Reg. Nos. 333-169122, 811-22463) on December 23, 2010.

(k)(5)
Administrative Services Agreement between The Bank of New York Mellon and the Feeder Fund and the Registrant, previously filed as Exhibit (k)(5) to the Registrant’s Post-Effective Amendment No. 5 to the registration statement (Nos. 333-197489 and 811-22463) on July 11, 2017.

(k)(6)	Fidelity Bond, previously filed as Exhibit (k)(5) to the Registrant’s Pre-Effective Amendment No. 2 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 28, 2010.

(k)(7)
Powers of Attorney for Richard W. Meadows, M. Kelley Price and David Sung, previously filed as Exhibit (k)(7) to the Registrant’s Post-Effective Amendment No. 1 to the registration statement (Reg. Nos. 333-232608 and 811-22463) on August 28, 2020.

(l)(1)
Opinion of Richards, Layton & Finger PA for 2014 registration of shares, previously filed as Exhibit (l)(2) to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Nos. 333-197489 and 811-22463) on August 19, 2014.

(l) (2)
Opinion of Richards, Layton & Finger PA for 2019 registration of shares, previously filed as Exhibit (l)(1) to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Nos. 333- 232608 and 811-22463) on August 28, 2019.

2

(l)(3)
Opinion of Richards, Layton & Finger PA for 2021 registration of shares, previously filed as Exhibit (l)(2) to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Reg. Nos. 333-257852, 811-22463) on August 25, 2021.

(l)(4)
Opinion of Richards, Layton & Finger PA for 2022 registration of shares, previously filed as Exhibit (l)(4) to the Registrant’s registration statement (Reg. Nos. 333-267161, 811-22463) on August 30, 2022.

(l)(5)
Opinion of Richards, Layton & Finger PA for 2024 registration of shares, previously filed as Exhibit (l)(5) to the Registrant’s registration statement (Reg. Nos. 333-281815, 811-22463) on August 28, 2024.

(l)(6)
Opinion of Richards, Layton & Finger PA for 2025 registration of shares, previously filed as Exhibit (l)(6) to the Registrant’s registration statement (Reg. Nos. 333-289895, 811-22463) on August 27, 2025.

(l)(7)	Opinion of Richards, Layton & Finger PA for 2026 registration of shares. Filed herewith.

(m)	Not applicable.

(n)(1)	Consent of Ernst & Young LLP. Filed herewith.

(n)(2)	Consent of Adviser Compliance Associates, LLC doing business as ACA Group. Filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)
Joint Personal Investment and Trading Policy, Statement on Insider Trading and Code of Ethics Pursuant to Rules 204A-1 and 204-2 under the Investment Advisers Act of 1940, as amended, and Rule 17j-1 under the Investment Company Act of 1940, as amended, previously filed as Exhibit (r) to Registrant’s registration statement (Reg. No. 333-257852) on July 12, 2021.

(s)	Calculation of Filing Fee. Filed herewith.

3

Item 26.
Marketing Arrangements

Not applicable.

Item 27.
Other Expenses of Issuance and Distribution

All figures are estimates:

Blue Sky Fees and Expenses (including fees of counsel):	$98,000
Accounting Fees and expenses	$0
Legal fees and expenses	$90,000
Printing and engraving	$51,000
Offering Expenses	$0
Miscellaneous	$10,000
Total	$249,000

Item 28.
Persons Controlled by or Under Common Control with Registrant

The Board of Directors of the Registrant also serves as the board of directors of Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”). In addition, the officers of the Registrant also serve as the officers of the Feeder Fund.

4

Item 29.
Numbers of Holders of Securities

As of July 31, 2026, the Registrant has the following number of record owners of Units:

Title of Class	Number of Record Holders
Units of Limited Liability Company Interest	11,280

Item 30.
Indemnification

Section 8.1 of the Registrant’s Amended and Restated Limited Liability Company Agreement provides as follows (defined terms used below but not defined have the meaning given to them in the Amended and Restated Limited Liability Company Agreement):

(a)
Ironwood, the initial Member and their respective Affiliates and each Director (each, an “Indemnified Party”) shall be indemnified by the Fund against any losses, judgments, liabilities, expenses, and amounts paid in settlement of any claims sustained by them in connection with the Fund, provided that the same were not finally adjudicated in a decision on the merits thereof by a court of competent jurisdiction to have been the result of willful misfeasance, bad faith or gross negligence by such Indemnified Party or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions, on the part of the Board or its Affiliates or such Director.

(b)
Expenses, including counsel fees so incurred by any such Indemnified Party (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Party to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (x) such Indemnified Party shall provide security for his or her undertaking, (y) the Fund shall be insured against losses arising by reason of such Indemnified Party’s failure to fulfill his or her undertaking, or (z) a majority of Independent Directors of the Fund, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Indemnified Party ultimately will be entitled to indemnification.

(c)
As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Indemnified Party is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions, indemnification shall be provided if (x) approved as in the best interest of the Fund, after notice that it involves such indemnification, by at least a majority of the Independent Directors of the Fund, upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Indemnified Party is entitled to indemnification, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such indemnification would not protect such Indemnified Party against any liability to the Fund or the Members to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions.

Any approval pursuant to this paragraph (c) shall not prevent the recovery from any Indemnified Party of any amount paid to such Indemnified Party in accordance with this paragraph (c) as indemnification if such Indemnified Party is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Fund or the Members by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions.

(d)
The Fund shall not incur the cost of any portion of insurance which insures any party against any liability for which the indemnification is herein prohibited.

(e)
Advances by the Fund to an Indemnified Party for legal expenses and other costs incurred as a result of a legal action will be made only if the Indemnified Party undertakes to repay the advanced funds, with interest at a risk-free rate from the initial date of such advance, to the Fund in cases in which they would not be entitled to indemnification under the first paragraph of this Section 8.1.

5

(f)
In no event shall any indemnification permitted by this Section 8.1 be made by the Fund unless all provisions of this Section 8.1 for the payment of indemnification have been complied with in all respects.

(g)
No Director who has been designated an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto, and any rules issued thereunder by the SEC) in the Fund’s Form N-2 or other reports required to be filed with the SEC shall be subject to any greater duty of care in discharging such Director’s duties and responsibilities by virtue of such designation than is any Director who has not been so designated.

Section 7 of the Registrant’s Distribution Agreement provides as follows (defined terms used below but not defined have the meaning given to them in the Distribution Agreement):

A. Each Fund shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur under the applicable Laws or otherwise, arising out of or relating to (i) such Fund’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (ii) such Fund’s failure to comply with any applicable Laws; or (iii) any claim that the Registration Statement, Prospectus or other information filed or made public by such Fund (as from time to time amended) included (at the time of filing or being made public) any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, provided, however, that a Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of (i) any untrue statement or alleged untrue statement or omission or alleged omission made in any materials filed or made public by a Fund or the Distributor in reliance upon and in conformity with information relating to the Distributor and furnished to such Fund or its counsel by the Distributor in writing and acknowledging the purpose of its use or (ii) any Losses caused by a Distributor Indemnitee willful misfeasance, bad faith or gross negligence or by the Distributor’s reckless disregard of its obligations under this Agreement. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to a Fund or its unitholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

Each Fund’s agreement to indemnify the Distributor Indemnitees with respect to any action is expressly conditioned upon notification to the Fund in accordance with Section 15 hereof of such action or claim of Loss brought against any Distributor Indemnitee with respect to such Fund within a reasonable time after the summons or other first legal process is received by such Distributor Indemnitee, such notice to include a reasonable description of the nature of the claim served upon such Distributor Indemnitee; provided, however, that failure to provide such notice shall not relieve a Fund of its indemnification obligations hereunder unless the failure to give notice to such Fund materially prejudices such Fund.

B. A Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such Losses, but if such Fund elects to assume the defense, such defense shall be conducted by counsel chosen by such Fund and approved by the Distributor, which approval shall not be unreasonably withheld or delayed. In the event a Fund elects to assume the defense of any such suit and retain such counsel, the Distributor Indemnitee(s) in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any such suit, or in case the Distributor does not, in the exercise of reasonable judgment, approve of counsel chosen by such Fund or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both such Fund and the Distributor Indemnitee(s), such Fund will reimburse the Distributor Indemnitee(s) in such suit, for the reasonable fees and expenses of any counsel retained by Distributor and them. Each Fund’s indemnification agreement contained in Sections 7(A) and 7(B) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor Indemnitee(s), and shall survive the delivery of any Units of such Fund and the termination of this Agreement.

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C. Each Fund shall advance reasonable attorney’s fees and other reasonable expenses incurred by a Distributor Indemnitee in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 7 with respect to such Fund to the maximum extent permissible under applicable law.

Item 31.
Business and Other Connections of Investment Adviser

Ironwood Capital Management (“Ironwood”), a registered investment adviser, provides investment advisory services to the Registrant, the Feeder Fund and other institutional accounts. Information about Ironwood and each director, executive officer, or partner of Ironwood, is or has been, at any time during the past two Fiscal Years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is included in Ironwood’s Form ADV as filed with the SEC (File No. 801-56679).

Item 32.
Location of Accounts and Records

Accounts and records of the Registrant are maintained at the Registrant’s office at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105 and at the offices of the Fund’s administrator, The Bank of New York Mellon, at 301 Bellevue Parkway, Wilmington, Delaware 19809.

Item 33.
Management Services

Not applicable

Item 34.
Undertakings

(1)
The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)
Not applicable.

(3)
The Registrant undertakes

(a)
to file during any period in which offers or sales are being made, a post-effective amendment to this registration statement (i) to include any prospectus required by Section 10 (a)(3) of the Securities Act of 1933 (the “1933 Act”); (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the Calculation of Filing Fee tables in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)
that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

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(e)
that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act; (ii) ) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants; (iii) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iv) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)
Not applicable.

(5)
Not applicable.

(6)
Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Registration Statement meets all the requirements for effectiveness pursuant to Rule 486(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California, on the 27th day of August, 2026.

IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND LLC

By:	/s/ Jonathan Gans
Name:	Jonathan Gans
Title:	President, Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

/s/ Jonathan Gans
Jonathan Gans	President, Chairman of the Board of Ironwood Institutional Multi-Strategy Fund LLC	August 27, 2026

/s/ Richard W. Meadows*
Richard W. Meadows	Independent Director of Ironwood Institutional Multi-Strategy Fund LLC	August 27, 2026

/s/ M. Kelley Price*
M. Kelley Price	Independent Director of Ironwood Institutional Multi-Strategy Fund LLC	August 27, 2026

/s/ David Sung*
David Sung	Independent Director of Ironwood Institutional Multi-Strategy Fund LLC	August 27, 2026

/s/ Martha Boero
Martha Boero	Treasurer of Ironwood Institutional Multi-Strategy Fund LLC	August 27, 2026

*By:	/s/ Alison Sanger	August 27, 2026
Power of Attorney

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Ironwood Institutional Multi-Strategy Fund LLC

Exhibit Index

(l)(7)	Opinion of Richards, Layton & Finger PA for 2026 registration of shares.

(n)(1)	Consent of Ernst & Young LLP.

(n)(2)	Consent of Adviser Compliance Associates, LLC doing business as ACA Group.

(s)	Calculation of Filing Fee.